                                                                   EXHIBIT 10.28

                                OPTION AGREEMENT
                                ----------------

     THIS OPTION AGREEMENT ("Agreement") is made as of the 4th day of August, 1994, by and between Fidelity Federal Bank, a Federal Savings Bank ("Optionor"), and Citadel Holding Corporation, a Delaware corporation, and its successors and assigns ("Optionee").

     A. Optionor has agreed to dividend and otherwise convey to Optionee an option to purchase (the "Option") certain real property and improvements located thereon, commonly known as 14455-75 Ventura Boulevard, Sherman Oaks, California, and more particularly described on Exhibit A-1 hereto (the "Sherman Oaks Property"), and certain real property and improvements located thereon commonly known as 600 North Brand Boulevard, Glendale, California, and more particularly described on Exhibit A-2 hereto (the "Glendale Property") (the Sherman Oaks Property and the Glendale Property being collectively referred to as the "Properties"), pursuant to the terms and conditions of this Agreement.

     B. Optionor desires to dividend and otherwise convey the Option to Optionee, and Optionee desires to accept the conveyance of the Option, pursuant to the following terms and conditions.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.  Definitions.  The following definitions are hereby incorporated in this
         -----------
Agreement:
     "Affidavit of Non-Foreign Status" means a certification from Optionor to
      -------------------------------
Optionee in the form of Exhibit C attached hereto.

     "Assignment of Leases" means a good and sufficient assignment of the Leases
      --------------------
for each Property executed by Optionor in favor of Optionee, in the forms of Exhibit D-1 and Exhibit D-2 attached hereto.

     "Bill of Sale" means a good and sufficient bill of sale for each Property
      ------------
to transfer the Personal Property, executed by Optionor in favor of Optionee, in the forms of Exhibit E-1 and Exhibit E-2 attached hereto.

     "Closing" means the delivery of the Deeds to the Properties.
      -------
     "Closing Date" means the date on which the Closing occurs.
      ------------

     "Deed" means a good and sufficient Grant Deed in recordable form , with
      ----
respect to the Sherman Oaks Property and/or the Glendale Property, as the case may be, executed and acknowledged by Optionor in favor of Optionee, in the forms of Exhibit B-1 and Exhibit B-2 hereto, respectively.

     "Glendale Lease" means the lease by and between Assignee, as landlord, and
      --------------
Assignor, as tenant, to be executed by Optionor and Optionee and delivered at the Closing, substantially in the form of Exhibit I hereto, provided that if the date of the exercise of the Option (which shall be the date of the giving of the notice of exercise pursuant to Section 2 below), shall be later than February 4, 1995, then the rent set forth in the Glendale Lease attached hereto shall be adjusted to the rates prevailing for similar buildings in Glendale at the time of the exercise of the Option. In the event that Optionor and Optionee cannot agree upon such adjusted rental rate within 30 days after the date of the exercise of the Option as to the Glendale Property, then the matter shall be submitted for arbitration in accordance with
Section 19 below.

     "Improvements" means all buildings, structures, parking lots, landscaping,
      ------------
walks and walkways and all fixtures and equipment (including without limitation all plumbing, electrical, heating, air conditioning and ventilating lines and systems and boilers) located at, on or affixed to the Property to the full extent such items constitute or are or can or may be construed as realty under the laws of the State of California, excepting therefrom only such improvements as may be the property of Tenants.

     "Leases" means any agreements, written or oral, pursuant to which any
      ------
person or entity or any group, association or combination thereof occupies or uses, or has any rights to occupy or use, all or a portion of either of the Properties.

     "Memorandum of Option" means a memorandum of the option contained in the
      ---------------------
Agreement, in the form of Exhibit J-1 and Exhibit J-2 hereto, respectively, duly executed and acknowledged by Optionor and Optionee, to be recorded in the Official Records of Los Angeles County, California, upon the execution and delivery of this Agreement.

     "Permitted Exceptions" means those certain matters constituting exceptions
      --------------------
to title to, and/or encumbrances against, the Properties, which matters exist of record as of the date hereof, and the Sherman Oaks Lease or the Glendale Lease, as the case may be, together with any subsequent matters approved in writing by Optionee.

     "Personal Property" means all tools, equipment, supplies, inventory, air
      -----------------
conditioners, fixtures and equipment not deemed or constituting realty, as well as all furniture, furnishings and all other items of tangible personal property used at, on or in connection with the operation of the Properties, including without limitation all items enumerated in Exhibit F attached hereto, excepting therefrom such items as may be the property of Tenants.

     "Property" means the land and the Improvements thereon, described in
      --------
Recital A.

     "Purchase Money Financing" means the financing described in Section 11
      ------------------------
below.

     "Purchase Price" shall have the meaning specified in Section 3 below, to be
      --------------
paid by Optionee to Optionor at the Closing of the acquisition by Optionee of either or both of the Properties, as the case may be.

     "Service Contracts" means those agreements and arrangements, enumerated in
      -----------------
Exhibit G hereto, pursuant to which goods, services, supplies or any other items or maintenance are furnished or to be furnished to the Properties.

     "Sherman Oaks Lease" means the lease by and between Assignee, as landlord,
      ------------------
and Assignor, as tenant, to be executed and delivered at the Closing, substantially in the form of Exhibit H hereto, provided that if the date of the exercise of the Option (which shall be the date of the giving of the notice of exercise pursuant to Section 2 below), shall be later than February 4, 1995, then the rent set forth in the

Sherman Oaks Lease attached hereto shall be adjusted to. the rates prevailing for similar buildings in Sherman Oaks at the time of the exercise of the Option. In the event that Optionor and Optionee cannot agree upon the adjusted rental rate within 30 days after the date of exercise of the Option as to the Sherman Oaks Property, then the matter shall be submitted for arbitration pursuant to
Section 19 below.

     "Tenant" means the holder of any right to occupy or use all or part of the
      ------
Property pursuant to a Lease.

     "Term" means the period of time described in Section 2 below.
      ----

     "Title Company" means Chicago Title Insurance Company, or such other title
      --------------
insurance company as shall be mutually acceptable to Optionor and Optionee.

     "Title Report" means in the case of each Property, a current preliminary
      ------------
title report issued by the Title Company to Optionee, which preliminary title report must disclose Optionor's interest in the relevant Property, copies of which are attached hereto as Exhibits K-1 and K-2, respectively.

     2.  Grant of Option.  Subject to and in accordance with all the terms and
         ---------------
conditions set forth in this Agreement, Optionor does hereby dividend, grant and otherwise convey unto Optionee, its successors and assigns, an exclusive option to purchase all of Optionor's right, title and interest in and to the Properties, and Optionee does hereby agree to accept such dividend, grant and conveyance from Optionor. The term of the option granted herein (the "Term") shall be for a period of time commencing on the date of this Agreement and continuing until August 3, 1995, unless the Properties are both acquired under the terms of this Agreement prior thereto or this Agreement is sooner terminated in writing by Optionee. The Option is granted in consideration of the sum of $100 (the "Option Consideration") paid from Optionee to Optionor and by way of a dividend from Optionor to Optionee, its sole stockholder. Optionor acknowledges receipt of the Option Consideration, and acknowledges its sufficiency. Optionee shall exercise the Option, if at all, by delivery to Optionor of a written notice that Optionee is exercising the Option, as to one or both of the Properties, which notice or notices shall be delivered to Optionor prior to the expiration of the Term of the Option granted herein. Optionee shall be entitled to give the notice to exercise the Option with respect to one Property, and shall thereafter still be entitled to give a second notice to exercise the Option with respect to the remaining Property. In all cases, if Optionee fails to deliver the notices required to exercise the Option in the manner described above with respect to one or both of the Properties, then the Option and the rights of Optionee with respect to any Property remaining shall terminate upon expiration of the Term. Optionee shall also give written notice of its intention to exercise the Option, as to one or both of the Properties, to the Office of Thrift Supervision ("OTS") which notice shall be delivered to the OTS
(i) if the Option is to be exercised on or prior to February 4, 1995, at least fifteen days prior to the date the Option is to be exercised or (ii) if the Option is to be exercised after February 4, 1995, at least thirty days prior to the date the Option is to be exercised. Optionee agrees that it will execute and acknowledge one or more quitclaim deeds, upon the end of the Term, in the event that Optionee does not timely exercise its Option hereunder with respect to either or both of the Properties, in order to remove or release of record the encumbrance created by the recordation of the Memorandum of Option to be recorded by Optionee upon execution of this Agreement. The parties hereto shall execute, acknowledge and record the Memorandum of Option upon the execution and delivery of this Agreement.

     3.  Purchase Price; Payment Thereof.  In the event of the exercise by
         -------------------------------
Optionee of the Option set forth herein for either Property, Optionor agrees to sell such Property to Optionee on the terms and conditions set forth in this Agreement. The Purchase Price for the Glendale Property shall be $7,118,000 and the Purchase Price for the Sherman Oaks Property shall be $2,262,000, in each case subject to prorations and adjustments described in Section 8 below. The Purchase Price and Optionee's Closing

Expenses (as set forth in Section 9 below), shall be paid by wire transfer or other mutually acceptable transfer of immediately available funds.

     4.  Conveyance of Title.  Title to the Properties shall be conveyed by
         -------------------
Optionor to Optionee by means of the Deeds, subject only to the liens of (i) general and special real property taxes and assessments not delinquent, (ii) the Permitted Exceptions and (iii) any other matters consented to in writing by Optionee during the Term.

     5.  Closing Date.  The Closing Date for each Property shall be such date as
         ------------
may be agreed upon by Optionor and Optionee, provided that the Closing Date shall be within sixty (60) days following the notice of exercise by the Optionee as to such Property, or as soon thereafter as reasonably possible.

     6.  Closing Deliveries.  At the Closing for each Property, the following
         ------------------
actions shall be taken and deliveries made, which deliveries shall be made through an escrow at the Title Company in the event that Optionee utilizes the Purchase Money Financing described in Section 11 below:

     (a) The Deed(s) shall be delivered to Optionee for recording.

     (b) The Assignment(s) of Leases shall be delivered to Optionee, for recording at the option of Optionee.

     (c) The Bill(s) of Sale shall be delivered to Optionee.

     (d) An assignment, duly executed by Optionor, of any and all Service Contracts which Optionee may agree to assume with respect to the Properties shall be executed by both parties and delivered to Optionee and Optionor.

     (e) The Assignment(s) of General Intangibles, Licenses and Permits shall be executed by both parties and delivered to Optionee and Optionor.

     (f) The Sherman Oaks Lease and/or the Glendale Lease, as the case may be, depending on whether one or both Properties is being acquired, shall be executed and delivered by Optionor and Optionee.

     (g) A letter from Optionor to Tenants at the Property being acquired, giving notice of the sale and specifying the address to which rent payments should be sent shall be delivered to Optionee. Optionee shall execute such letters (or separate letters) to evidence its responsibility for obligations under the Leases for matters which are to be performed after Closing as required hereunder and for the return of all security deposits transferred or credited to Optionee at Closing.

     (h) An Affidavit of Non-Foreign Status shall be delivered to Optionee.

     (i) Originals of all materials relating to the Property being acquired which are in the possession of or under the control of Optionor, including without limitation, the Leases, shall be delivered to Optionee.

     (j) The Purchase Price for the Property being acquired shall be paid to Optionor.

     7.  Conditions to Closing; Termination of Agreement.  The acquisition of
         -----------------------------------------------
the Properties hereunder is subject to the execution and delivery of the Glendale Lease and/or the Sherman Oaks Lease, as the case may be, depending on the Property to be acquired. In the event that the Option is exercised subsequent to February 4, 1995, then the execution and delivery of the Glendale Lease and the Sherman Oaks Lease is, in each case, conditioned upon the submission of the Lease in question to the OTS, and the Closing on such Property is subject to the OTS approving such Lease or confirming that it will not object to such Lease. Optionor agrees to endeavor in good faith to promptly obtain such approval or consent. The parties understand and acknowledge that the purpose of this review by the OTS is to determine that the rents provided in such Leases continue to be market rents. In the event that the OTS fails to grant such approval or confirmation, Optionor and Optionee will endeavor in good faith to negotiate revisions to such Lease(s) as shall be acceptable to the OTS.

     8.  Prorations and Adjustments.  The following items are to be apportioned
         --------------------------
between Optionee and Optionor as of 11:59 p.m. of the day next preceding the Closing Date (it being understood and agreed that Optionor shall submit to Optionee a draft schedule of prorations not less than two (2) business days prior to the scheduled Closing Date, together with satisfactory documentary supporting evidence for all such prorations):

     (a) Rents and charges of Tenants for the month in which the Closing occurs to the extent actually collected by Optionor. Any commissions due in connection with any Leases shall be pro-rated between Optionee and Optionor as of the Closing Date based upon the relative portion of the term of the Leases falling within Optionor's and Optionee's respective ownership periods. Nothing herein contained shall prohibit or restrict the right of Optionor to collect any unpaid amounts due as of the Closing Date from Tenants that have abandoned the premises or vacated, whether by lawsuit or by arbitration, provided that should Optionor desire to initiate such legal proceedings, Optionor shall give Optionee written notice of such intent and allow Optionee to join in such proceedings. In the event that Optionee does not respond within twenty (20) days of Optionor's written notice regarding such proceedings, or Optionee otherwise declines to join in such proceedings, Optionor shall be entitled to proceed without the participation of Optionee. All prepaid rents and charges for the period following the Closing and all security or other deposits of Tenants held by Optionor shall be paid over by Optionor to Optionee. Optionor agrees to and does hereby indemnify, defend and hold Optionee harmless against any liability or expense incurred by Optionee by reason of any Tenant's security deposit (and interest thereon, if required by law) collected by Optionor and not paid (or credited) to Optionee at the Closing. Optionee agrees to and does hereby indemnify, defend and hold Optionor harmless against any liability or expense incurred by Optionor by reason of any Tenant's security deposit (and interest thereon, if required by law) which was transferred to Optionee at the Closing or collected by Optionee after the Closing. These provisions shall survive the Closing.

     (b) Real property taxes and assessments for the tax year in which the Closing occurs. In the event a final tax bill is not available for such year at the Closing, the required proration shall be made on the basis of the most recent available final tax bill and a further proration shall be made between the parties when the final tax bill for the tax year in which the Closing occurs becomes available. This provision shall survive the Closing.

     (c) Utility charges and deposits, including water, sewer, electricity and gas, and maintenance charges, if any, for sewers. In conjunction with such prorations, Optionor will assign to Optionee all utility deposits (subject to reimbursement therefor through escrow), and notify, or cause to be notified, all utilities servicing the Property of the change in ownership and direct that all future billings be made to Optionee at the address of the Property with no interruption of service. Optionor shall use its best efforts to procure final meter readings for all utilities as of the Closing Date and to have such bills rendered directly to Optionor. If Tenants are responsible for and receive all such statements, no such notifications shall be required.

     (d) Fees and charges under such of the Service Contracts as are being assigned to and assumed by Optionee at the Closing, on the basis of the periods to which such Service Contracts relate.

     (e) Notwithstanding the foregoing, Optionor and Optionee acknowledge and agree that the prorations shall be impacted, in some cases, by the terms of the Glendale Lease and the Sherman Oaks Lease, and these provisions are deemed modified to the extent necessary to reflect the allocation of the responsibilities of Optionor and Optionee for the fees and charges described above, under those Leases.

     9.  Closing Expenses.  The expenses of Closing shall be paid as follows:
         ----------------
     (a) Optionee shall pay (i) the fees and expenses of the legal and other advisors and consultants of Optionee, (ii) the cost of recording the Memorandum of Option and Deed with respect to each Property, and any other recording fees to record documents relating to the financing of Optionee's acquisition of the Properties, whether provided by Optionor or a third party, (iii) the cost of any title insurance and any endorsements desired by Optionee, (iv) the cost of title insurance policies insuring Optionor as to the validity and first lien priority of the deeds of trust, in the event that Optionee utilizes the Purchase Money Financing described in Section 11 below, (v) the costs of any escrow, and (vi) the cost of any documentary or other transfer taxes (collectively "Optionee's Closing Expenses").

     (b) Optionor shall pay (i) all costs, expenses and charges for the Title Reports, (ii) any sales taxes respecting the Personal Property, and (iii) the fees and expenses of the legal and other advisors of Optionor (collectively "Optionor's Closing Expenses").

     10.  Required Withholding.  Unless Optionor shall fail to deliver a duly
          --------------------
executed certificate of exemption, which shall be deemed satisfaction to Optionee and escrow that an exemption applies, or unless Optionor shall otherwise demonstrate to the satisfaction of Optionee that an exemption is available, Optionor or escrow, as the case may be, shall deduct from amounts due to Optionor any amounts required to be withheld pursuant to California Revenue and Taxation Code Sections 18805 and/or 26131 and shall report and remit any such amounts so withheld to the California Franchise Tax Board with such forms and at such times as shall be required by the California Franchise Tax Board or applicable statute or regulation.

     11.  Purchase Money Financing.  Optionor agrees to make available to
          ------------------------
Optionee, on the terms and conditions set forth herein, purchase money financing to acquire the Properties, to be secured by first priority deeds of trust on the Properties (the "Purchase Money Financing"). The Purchase Money Financing shall be in an amount that shall not exceed 75% of the Purchase Price of the Property. The Purchase Money Financing shall be made available on market terms for similar loans made by Optionor (or if Optionor is not making similar loans, then for similar institutional lenders), based on security similar to the Properties, and shall be subject to the customary underwriting procedures and requirements of Optionor. In addition, the terms of the Purchase Money Financing shall be subject to compliance with applicable law and (if applicable because Optionor and Optionee are then affiliated), Optionor's Transaction with Affiliates and Conflicts of Interest Policy. The loan documents shall be on Optionor's customary form documents. The loan documents shall provide for separate loans secured by the Glendale Property, on the one hand, and the Sherman Oaks Property, on the other hand, in the event that both Properties are acquired and financed hereunder. No cross-collateralization or cross-defaulting of such loans shall be required.

     12.  Damage or Destruction.  In the event of any damage to or destruction
          ---------------------
of the Property or any portion thereof after exercise by Optionee of the Option and the Closing Date for any Property (notice of which shall be given to Optionee by Optionor promptly upon its occurrence), for which Optionor receives sufficient insurance proceeds by which the damage or destruction can be reasonably repaired or replaced by Optionor prior to the Closing Date, Optionor agrees to do so and in a manner (a) consistent with Optionor's business plans and operations, and (b) reasonably satisfactory to Optionee. If such damage or destruction is not fully insured or if such repair or replacement cannot reasonably be completed prior to the Closing Date, Optionee may, at its option, by written notice to Optionor given within thirty (30) days after Optionee is notified of such damage or destruction, (a) unilaterally terminate this Agreement, or (b) elect to continue this Agreement and purchase the Property, without any reduction of the Purchase Price, but with an assignment to Optionee of all insurance proceeds otherwise payable to Optionor.

     13.  Eminent Domain.  In the event of any threatened, contemplated,
          --------------
commenced or consummated proceedings in eminent domain after exercise of the Option and the Closing Date for any Property (notice of which shall be given to Optionee by Optionor promptly) respecting the Property, Optionee may, at its option, by written notice to Optionor given within thirty (30) days after Optionee is notified of such actual or possible proceedings, (a) unilaterally terminate this Agreement, or (b) elect to continue this Agreement, in which event Optionor shall, at the Closing, assign to Optionee its entire right, title and interest in and to any condemnation award. Optionee shall have the sole right during the Contract Period to negotiate and otherwise deal with the condemning authority in respect of such matter.

     14.  Headings.  The headings used in this Agreement are for purposes of
          --------
convenience only and shall not be used in construing the provisions hereof.

     15.  Covenant Of Further Assurances.  The parties hereto agree to execute
          ------------------------------
such other documents and perform such other acts as may be reasonably necessary or desirable to carry out the purposes of this Agreement.

     16.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California.

     17.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable, and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity or enforceability of the other provisions hereof.

     18.  Assignability.  This Agreement may be assigned by Optionee without the
          -------------
prior written consent of Optionor. This Agreement shall be binding on the successors and assigns of the parties hereto.

     19.  Arbitration.  In the event that Optionor and Optionee are unable to
          -----------
resolve any dispute regarding the adjustment of the rental rates under the Glendale Lease and/or the Sherman Oaks Lease within the time allotted hereunder, then either party shall be entitled to submit the matter for determination to the American Arbitration Association in Los Angeles County. Such arbitration shall be conducted in accordance with the then existing rules of such Association, and the decision of the arbitrator shall be binding, notwithstanding the failure of either of the parties to appear in such proceeding after having received due and proper notice of the proceeding. The cost of any said arbitration shall be borne equally by Optionor and Optionee.

     20.  Conduct during Term.  During the Term, Optionor covenants and agrees
          -------------------
with Optionee that Optionor will not modify any existing Lease, or enter into any new Lease, without the prior written consent of Optionee, which Optionee agrees it will not unreasonably withhold or delay. In addition, Optionor covenants and agrees with Optionee that Optionor shall not voluntarily enter into or create any encumbrances or other new matters of record after the date hereof affecting the Properties (other than the recordation of the Memoranda of Option contemplated hereby), that would not be able to be removed by Optionor of record at the time of the Closing and which Optionor covenants that Optionor would so remove, unless Optionee has consented in writing to such encumbrance or other new matter of record.

     21.  Notices.
          -------

     Any notices or other communications permitted or required hereunder shall be in writing and shall be personally delivered, sent by overnight delivery service, or mailed by certified mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or facsimile (tested by telephonic confirmation of receipt) to the following addresses, or such other address as may hereafter be furnished in writing in the same manner:

          (i)  in the case of the Optionor,

                    Fidelity Federal Bank, F.S.B.
                    4565 Colorado Boulevard
                    Los Angeles, California 90039
                    Attention: Mr. Mel Solway
                               Senior Vice President,

                    Facsimile: (818) 549-3563

                    with a copy to:

                    Fidelity Federal Bank, F.S.B.
                    Legal Department
                    600 N. Brand Boulevard
                    Glendale, California  91209
                    Attention: Clarissa Weirick, Esq.

                    Facsimile: (818) 549-3773

          (ii) in the case of the Optionee,

                    Citadel Holding Corporation
                    600 North Brand Boulevard
                    Glendale, California  91209
                    Attention: Mr. Steve Wesson

                    Facsimile: (818) 551-7456

                    with a copy to:

                    Pacific Theatres
                    120 North Robertson Boulevard
                    Los Angeles, California 90048
                    Attention: Ira Levin, Esq.

                    Facsimile: (310) 652-6490

Notices shall be effective on receipt.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                       OPTIONOR:
                                       --------

                                       FIDELITY FEDERAL BANK
                                       a Federal Savings Bank


                                       By:     /s/ GODFREY B. EVANS
                                              ----------------------------
                                       Name:   Godfrey B. Evans
                                              ----------------------------
                                       Title:  Executive Vice President
                                              ----------------------------
                                               and Secretary
                                              ----------------------------

                                       OPTIONEE:
                                       --------

                                       CITADEL HOLDING CORPORATION.
                                       a Delaware corporation


                                       By:     /s/ RICHARD M. GREENWOOD
                                              ----------------------------
                                       Name:   Richard M. Greenwood
                                              ----------------------------
                                       Title:  President and Chief
                                              ----------------------------
                                               Executive Officer
                                              ----------------------------

                                List of Exhibits
                                ----------------


A-1.      Legal Description of Sherman Oaks Property

A-2.      Legal Description of Glendale Property

B-1.      Grant Deed of Sherman Oaks Property

B-2.      Grant Deed of Glendale Property

C.        Affidavit of Non-Foreign Status

D-1.      Assignment of Leases for Sherman Oaks Property

D-2.      Assignment of Leases for Glendale Property

E-1.      Bill of Sale for Sherman Oaks Property

E-2.      Bill of Sale for Glendale Property

F.        Inventory of Personal Property

G.        List of Service Contracts

H.        Sherman Oaks Lease

I.        Glendale Lease

J-1       Memorandum of Option for Sherman Oaks Property

J-2       Memorandum of Option for Glendale Property

K-1       Title Report for Sherman Oaks Property

K-2       Title Report for Glendale Property

                                 EXHIBIT "A-1"

                               LEGAL DESCRIPTION

                             SHERMAN OAKS PROPERTY

That certain real property described as follows:

Parcel A, of Parcel Map L.A. No. 3971, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 97 page 87 of Parcel Maps, in the office of the County Recorder of said County.

                                 EXHIBIT "A-2"

                               LEGAL DESCRIPTION

                               GLENDALE PROPERTY

That certain real property described as follows:

Lots 1, 2, 3, 4, 6, 7, 8, 9, 10, 11, 12 of McNutt Tract, in the City of Glendale, County of Los Angeles, State of California, as per map recorded in book 11 page 160 of Maps, in the office of the county recorder of said county;

Lots 10, 11 and 14 of Mardale Tract, in the City of Glendale, as per map recorded in book 16 page 20 of Maps, in the office of the County Recorder of said county.

That portion of Lot 7 of Mardale Tract, in the City of Glendale, in the Rancho San Rafael, as shown on map recorded in Book 16, page 20 of Maps, in the office of the County Recorder of said county, bounded Northerly by the following described line:

Beginning at the Southwesterly corner of said Lot; thence from a tangent bearing North 19 degrees 06' 19" East, Northeasterly along a curve concave Southeasterly and having a radius of 15.00 feet, through an angle of 70 degrees 10' 13" an arc distance of 18.37 feet; thence parallel with the Southerly line of said Lot 7 North 89 degrees 16' 32" East, 257.58 feet to a tangent curve, concave Southwesterly and having a radius of 15.00 feet; thence Southeasterly along last said curve to the Southeasterly corner of Lot 8 of said Tract.

                                  EXHIBIT B-1

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Gibson, Dunn & Crutcher
333 South Grand Avenue
Los Angeles, California 90071-3197
Attn: Lesley S. Wolf

MAIL TAX STATEMENTS TO:

Citadel Realty, Inc.

- - ---------------------------------

- - ---------------------------------

- - ---------------------------------
Attn:
     ----------------------------

________________________________________________________________________________
                  (Space Above This Line For Use by Recorder)

                                  GRANT DEED
                                  ----------

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, FIDELITY FEDERAL BANK, a Federal Savings Bank ("Grantor"), having its principal address at 600 North Brand Boulevard, Glendale, California, hereby grants to CITADEL REALTY, INC., a corporation organized under the laws of the State of Delaware ("Grantee"), the real property and improvements located in the unincorporated portion of Los Angeles County known as Sherman Oaks, State of California, more particularly described in Exhibit A attached hereto (the "Real Property").
- - ---------
     Such grant is subject to: taxes, both general and special, not yet delinquent; covenants, conditions and restrictions, rights of way, easements, and other matters of public record; and any leases and other matters, whether or not of record, existing as of the date hereof, that Grantee has separately agreed in writing to take title to the Real Property subject to.

     The documentary transfer tax is $          .
                                      ----------
     Assessor Parcel Number:                    .
                            --------------------

           IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of ___________, 199_.

                                       "Grantor"

                                       FIDELITY FEDERAL BANK,
                                       a Federal Savings Bank

                                       By:  ___________________________
                                       Its: ___________________________

                                       By:  ___________________________
                                       Its: ___________________________

STATE OF CALIFORNIA   )

                      ) SS:

COUNTY OF LOS ANGELES )


On ______________, before me, a Notary Public in and for said State, personally appeared __________________________ and ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


________________________________________  (Seal)

                                   Exhibit A

                         Legal Description Of Property

                                  EXHIBIT B-2

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Gibson, Dunn & Crutcher
333 South Grand Avenue
Los Angeles, California 90071-3197
Attn: Lesley S. Wolf

MAIL TAX STATEMENTS TO:

Citadel Realty, Inc.

- - ---------------------------------

- - ---------------------------------

- - ---------------------------------
Attn:
     ----------------------------

________________________________________________________________________________
                  (Space Above This Line For Use by Recorder)

                                  GRANT DEED
                                  ----------

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, FIDELITY FEDERAL BANK, a Federal Savings Bank ("Grantor"), having its principal address at 600 North Brand Boulevard, Glendale, California, hereby grants to CITADEL REALTY, INC., a corporation organized under the laws of the State of Delaware ("Grantee"), the real property and improvements located in the City of Glendale, County of Los Angeles, State of California, more particularly described in Exhibit A attached hereto (the
                                              ---------
"Real Property").

     Such grant is subject to: taxes, both general and special, not yet delinquent; covenants, conditions and restrictions, rights of way, easements, and other matters of public record; and any leases and other matters, whether or not of record, existing as of the date hereof, that Grantee has separately agreed in writing to take title to the Real Property subject to.

     The documentary transfer tax is $          .
                                      ----------
     Assessor Parcel Number:                    .
                            --------------------

           IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of ___________, 199_.

                                       "Grantor"

                                       FIDELITY FEDERAL BANK,
                                       a Federal Savings Bank

                                       By:  ___________________________
                                       Its: ___________________________

                                       By:  ___________________________
                                       Its: ___________________________

STATE OF CALIFORNIA   )

                      ) SS:

COUNTY OF LOS ANGELES )


On ______________, before me, a Notary Public in and for said State, personally appeared __________________________ and ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


________________________________________  (Seal)

                                   Exhibit A

                         Legal Description Of Property

                                   EXHIBIT C

                         FIRPTA AND CALIFORNIA REVENUE
                          AND TAXATION CODE AFFIDAVIT

   Section 1445 of the Internal Revenue Code of 1986, as amended (and the Income Tax Regulations promulgated thereunder) and California Revenue and Taxation Code
Section 26131 provide that a transferee (buyer) of a United States real property interest must withhold tax if the transfer (seller) is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by Fidelity Federal Bank, a Federal Savings Bank ("Seller"), the undersigned hereby certifies the following on behalf of Seller:

   1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

   2. Seller has a permanent place of business in California within the meaning of Section 26131(e)(1) of the California Revenue and Taxation Code.

   3. Seller's United States employer identification number is __________; and

   4. Seller's address is 600 N. Brand Boulevard, Glendale, California 91209.

   Seller understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

   Under the penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

   Executed this ______ day of _________, 199__.

                                               SELLER:

                                               FIDELITY FEDERAL BANK,
                                               a Federal Savings Bank


                                               By:______________________________
                                               Its:_____________________________

                                  EXHIBIT D-1

                             ASSIGNMENT OF LEASES
                             --------------------

     THIS ASSIGNMENT OF LEASES ("Assignment") is made as of the ___ day of ________, 199_, by and between Fidelity Federal Bank, a Federal Savings Bank ("Assignor") and Citadel Realty, Inc., a Delaware corporation ("Assignee").

     A. Contemporaneously with the execution and delivery of this Assignment, Assignor has conveyed to Assignee certain real property and improvements located thereon, commonly known as 14455-75 Ventura Boulevard, Sherman Oaks, California, and more particularly described on Exhibit 1 hereto (the "Property").

     B. It is a condition to the consummation of the transactions contemplated that Assignor and Assignee enter into this Assignment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.  Recitals.  The foregoing recitals are hereby incorporated herein by
         ---------
reference as if fully set forth at this point in the text of this Assignment.

     2.  Transfer and Assignment.  Assignor does hereby sell, assign, convey,
         ------------------------
transfer, grant, set over and deliver to Assignee all of Assignor's right, title and interest in and to those certain leases more particularly described in Exhibit A attached hereto under the heading "Leases and Deposits" (the "Leases"), along with all security deposits in the possession of Seller with respect to the Leases and more particularly described in Exhibit A attached hereto under the heading "Leases and Deposits" (the "Deposits"), all covering portions of the Property.

     3.  Assumption.  Assignee hereby accepts such assignment and assumes and
         -----------
agrees to perform all the terms, covenants and conditions of the Leases required to be performed by the landlord thereunder, from and after the date hereof but not prior thereto, including, without limitation, the obligation to repay in accordance with the terms of the Leases to the tenants thereunder any and all Deposits, provided, however, that Assignee shall have no greater personal liability under the Leases than Assignor had prior to this Assignment. Assignee hereby acknowledges receipt of such Deposits.

     4.  Indemnification.  Assignee hereby indemnifies and holds Assignor
         ----------------
harmless from and against any and all loss, cost, damages, expense (including reasonable attorneys' fees), liability, claims or causes of action existing in favor of or asserted by any tenant under the Leases arising out of or relating to Assignee's failure to perform any of its obligations as landlord under the Leases after the date hereof. Assignor hereby indemnifies and holds Assignee harmless from and against any and all loss, cost, damages, expense (including reasonable attorneys' fees), liability, claims or causes of action incurred by Assignee as a result of claims brought against Assignee, as Assignor's successor in interest under the Leases, arising from a breach or alleged breach by Assignor of the Leases and the obligations of the Assignor thereunder occurring prior to the date hereof while Assignor had title to the Property. The two (2) preceding sentences shall survive the closing of the transaction contemplated hereby.

     5.  Counterparts; Heading.  This Agreement may be executed in two or more
         ----------------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The headings used in this Assignment are for purposes of convenience only and shall not be used in construing the provisions hereof.

     6.  Covenant Of Further Assurances.  The parties hereto agree to execute
         -------------------------------
such other documents and perform such other acts as may be reasonably necessary or desirable to carry out the purposes of this Assignment.

     7.  Governing Law.  This Assignment shall be governed by and construed in
         --------------
accordance with the laws of the State of California.

     IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment of Leases as of the date written above.

                                       ASSIGNOR:

                                       FIDELITY FEDERAL BANK,
                                       a Federal Savings Bank

                                       By:_________________________________
                                       Its:________________________________


                                       ASSIGNEE:

                                       CITADEL REALTY, INC.
                                       a Delaware corporation

                                       By:_________________________________
                                       Its:________________________________

                                       By:_________________________________
                                       Its:________________________________

                                   Exhibit A
                                   ---------

Leases and Deposits
- - -------------------

                                   Exhibit 1
                                   ---------

                               Legal Description

                                  EXHIBIT D-2

                             ASSIGNMENT OF LEASES
                             --------------------

     THIS ASSIGNMENT OF LEASES ("Assignment") is made as of the ___ day of ________, 199_, by and between Fidelity Federal Bank, a Federal Savings Bank ("Assignor") and Citadel Realty, Inc., a Delaware corporation ("Assignee").

     A. Contemporaneously with the execution and delivery of this Assignment, Assignor has conveyed to Assignee certain real property and improvements located thereon, commonly known as 600 North Brand Boulevard, Glendale, California, and more particularly described on Exhibit 1 hereto (the "Property").

     B. It is a condition to the consummation of the transactions contemplated that Assignor and Assignee enter into this Assignment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.  Recitals.  The foregoing recitals are hereby incorporated herein by
         ---------
reference as if fully set forth at this point in the text of this Assignment.

     2.  Transfer and Assignment.  Assignor does hereby sell, assign, convey,
         ------------------------
transfer, grant, set over and deliver to Assignee all of Assignor's right, title and interest in and to those certain leases more particularly described in Exhibit A attached hereto under the heading "Leases and Deposits" (the "Leases"), along with all security deposits in the possession of Seller with respect to the Leases and more particularly described in Exhibit A attached hereto under the heading "Leases and Deposits" (the "Deposits"), all covering portions of the Property.

     3.  Assumption.  Assignee hereby accepts such assignment and assumes and
         -----------
agrees to perform all the terms, covenants and conditions of the Leases required to be performed by the landlord thereunder, from and after the date hereof but not prior thereto, including, without limitation, the obligation to repay in accordance with the terms of the Leases to the tenants thereunder any and all Deposits, provided, however, that Assignee shall have no greater personal liability under the Leases than Assignor had prior to this Assignment. Assignee hereby acknowledges receipt of such Deposits.

     4.  Indemnification.  Assignee hereby indemnifies and holds Assignor
         ----------------
harmless from and against any and all loss, cost, damages, expense (including reasonable attorneys' fees), liability, claims or causes of action existing in favor of or asserted by any tenant under the Leases arising out of or relating to Assignee's failure to perform any of its obligations as landlord under the Leases after the date hereof. Assignor hereby indemnifies and holds Assignee harmless from and against any and all loss, cost, damages, expense (including reasonable attorneys' fees), liability, claims or causes of action incurred by Assignee as a result of claims brought against Assignee, as Assignor's successor in interest under the Leases, arising from a breach or alleged breach by Assignor of the Leases and the obligations of the Assignor thereunder occurring prior to the date hereof while Assignor had title to the Property. The two (2) preceding sentences shall survive the closing of the transaction contemplated hereby.

     5.  Counterparts; Heading.  This Agreement may be executed in two or more
         ---------------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The headings used in this Assignment are for purposes of convenience only and shall not be used in construing the provisions hereof.

     6.  Covenant Of Further Assurances.  The parties hereto agree to execute
         ------------------------------
such other documents and perform such other acts as may be reasonably necessary or desirable to carry out the purposes of this Assignment.

     7.  Governing Law.  This Assignment shall be governed by and construed in
         -------------
accordance with the laws of the State of California.

     IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment of Leases as of the date written above.

                                       ASSIGNOR:

                                       FIDELITY FEDERAL BANK,
                                       a Federal Savings Bank

                                       By:_________________________________
                                       Its:________________________________


                                       ASSIGNEE:

                                       CITADEL REALTY, INC.
                                       a Delaware corporation

                                       By:_________________________________
                                       Its:________________________________

                                       By:_________________________________
                                       Its:________________________________

                                   Exhibit A
                                   ---------

Leases and Deposits
- - -------------------

                                   Exhibit 1
                                   ---------

                               Legal Description

                                  EXHIBIT E-1

                                 BILL OF SALE
                                 ------------

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fidelity Federal Bank, a Federal Savings Bank ("Seller"), does hereby sell and deliver unto Citadel Realty, Inc., a Delaware corporation ("Buyer"), all of Seller's right, title and interest in all of the tools, equipment, supplies, inventory, fixtures and equipment not deemed or constituting realty, as well as all books and records, furniture, furnishings, and all other like items of personal property which as of the date hereof are located on or used exclusively in connection with the real property commonly known as 14455-75 Ventura Boulevard, Sherman Oaks, California, and more particularly described on Exhibit 1 attached hereto.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of this ___ day of ___________, 199_.

                                                 SELLER:

                                                 FIDELITY FEDERAL BANK,
                                                 a Federal Savings Bank



                                                 By:
                                                    ----------------------------
                                                 Its:
                                                     ---------------------------

                                   Exhibit 1
                                   ---------

                               Legal Description

                                                                  EXHIBIT 10.28F

                        STANDARD OFFICE LEASE -- GROSS

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1. BASIC LEASE PROVISIONS ("Basic Lease Provisions")

   1.1 PARTIES: This Lease, dated, for reference purposes only, July 7, 1994, is made by and between FIDELITY FEDERAL BANK, A FEDERAL SAVINGS BANK (herein called "Lessor") and WHITE, ZUCKERMAN, WARSAVSKY & LUNA, A CALIFORNIA GENERAL
PARTNERSHIP doing business under the name of           (herein called "Lessee").

   1.2 PREMISES: Third floor, consisting of approximately 9,600 rentable square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

   1.3 BUILDING: Commonly described as being located at 14455 Ventura Boulevard in the City of Los Angeles (Sherman Oaks), County of Los Angeles, State of California, as more particularly described in Exhibit "A" hereto, and as defined in paragraph 2.

   1.4 USE: Offices for certified public accountancy firm, subject to paragraph
6.

   1.5 TERM: Seven (7) years plus 11 days commencing September 20, 1994 ("Commencement Date") and ending September 30, 2001. See paragraph 50, as defined in paragraph 3.

   1.6 BASE RENT: $1.65 per BOMA rentable square foot per month, payable on the First day of each month, per paragraph 4.1 with the initial Base Rent to be $15,840.00 per month. See paragraph 51.

   1.7 BASE RENT INCREASE: On See paragraph 51, the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.

   1.8  RENT PAID UPON EXECUTION: See paragraph 51.

   1.9  SECURITY DEPOSIT: See paragraph 52.

   1.10 LESSEE'S SHARE OF OPERATING EXPENSE INCREASE: -0-% as defined in paragraph 4.2.

2. PREMISES, PARKING AND COMMON AREAS.

   2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

   2.2 VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use * parking spaces in the Office Building Project. * See paragraph 53.

      2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

      2.2.2  The monthly parking rate per parking space will be $  -0-  .

   2.3 COMMON AREAS--DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

   2.4 COMMON AREAS--RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

   2.5 COMMON AREAS--CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

      (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, drivewyas, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

      (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

      (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

      (d) To add additional buildings and improvements to the Common Areas;

      (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

      (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3. TERM.

   3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

   3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2. Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee. Lessee may, at Lessee's

                                                               Initials: _______

                                                                         _______
                              FULL SERVICE--GROSS

                              PAGE 1 of 10 PAGES
option by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder, provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements) and provided further that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lesee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

      3.2.1 POSSESSION TENDERED--DEFINED. See Paragraph 54.

      3.2.2 DELAYS CAUSED BY LESSEE. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2. shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

   3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall not pay rent for such occupancy.

   3.4 UNCERTAIN COMMENCEMENT. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4. RENT.

   4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph
4.3. and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.6 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

   4.3 RENT INCREASE. See paragraph 51.

                                                               Initials:________
                                                                        ________

                              FULL SERVICE-GROSS

                              PAGE 2 OF 10 PAGES

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 19 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so, that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit. See paragraph 52.

6.  USE.

     6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is permitted under applicable zoning laws, and is reasonably comparable to that use and for no other purpose.

     6.2 COMPLIANCE WITH LAW.

         (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

         (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

     6.3  CONDITION OF PREMISES. See paragraph 55. and Exhibit "C"

         (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

         (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas or Office Building Project for the conduct of Lessee's business.

7.  MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

     7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5 there shall be no apartment of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.2  LESSEE'S OBLIGATIONS.

         (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing, or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

         (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall panelling, ceilings and plumbing on the Premises and in good operating condition.

     7.3 ALTERATIONS AND ADDITIONS. See paragraph 56.

         (a) Lessee shall not, without Lessor's prior written consent, which shall not be unreasonably withheld, make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor, as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

         (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee requiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

         (d) Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself or Lessor against the same and shall pay and satisfy

                              FULL SERVICE--GROSS         Initials:____________

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

any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project upon the condition that if the Lessor shall require, Lessee shall furnish to Lessor surety bond satisfactory to Lessor in an amount equal to but such contested lien, claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs of participating in such action if Lessor shall decide it, is to Lessor's best interest to do so.

     (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee) which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e). Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

     (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility installations.

     7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. INSURANCE: INDEMNITY.

     8.1 LIABILITY INSURANCE--LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

     8.2 LIABILITY INSURANCE--LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

     8.3 PROPERTY INSURANCE--LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, earthquake and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's improvements.*

     8.4 PROPERTY INSURANCE--LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

     8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

* 8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause or Lessee hereby waives all claims in respect thereof against Lessor.

* 8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

     8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9. DAMAGE OR DESTRUCTION.

     9.1 DEFINITIONS.

          (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

          (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

          (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.
          (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

          (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

          (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph
     8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

          (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

However, said insurance coverage may contain standard insurance deductibles of up to ten (10%) percent of the coverage limits.

*See paragraph 57.
                                                            Initials:___________
                                                                     ___________

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                              Page 4 of 10 pages

   9.2 PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

       (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

       (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense) which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

   9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and that Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

   9.4 DAMAGE NEAR END OF TERM.

       (a) Subject to paragraph 9.4(b), if at any time during the last twelve
(12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

       (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

   9.5 ABATEMENT OF RENT; LESSEE'S REMEDIES.

       (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damages suffered by reason of any such damage, destruction, repair or restoration., *

       (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

       (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

   9.6. TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not therefore been applied by Lessor.

   9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. REAL PROPERTY TAXES.

    10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 10.2.

    10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor within ten (10) days after Lessor's request, the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request., **

    10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

    10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.5 PERSONAL PROPERTY TAXES.

         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

         (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES.

    11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

    11.2 SERVICES EXCLUSIVE TO LESSEE. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

    11.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof. See Paragraph 58.

    With the exception that following Lessee's later reoccupation of the Premises, Lessee shall be entitled to receive the last month of the lease term rent-free, which shall occur following the installation of Lessee's initial improvements, as described in Exhibit "C".

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

     11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 INTERRUPTIONS. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises without Lessor's prior written consent which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1.

     12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

           (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

           (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

           (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

           (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

           (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

           (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee, in accordance with California law.

           (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

           (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

     12.4 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

           (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

           (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed of modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessee has expressly consented in writing.

           (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

           (d) No sublease shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

           (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublesses shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessees.

     12.5 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys',architects', engineers' or other consultants' fees.

     12.6 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

     12.7  See paragraph 59.

13.  DEFAULT; REMEDIES.

     13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee;

           (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

           (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

           (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

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      (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

      (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors: (ii) Lessee becoming a "debtor" as defined in 11 USC (S)101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days: or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

      (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

   13.2 REMEDIES. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default, in accordance with California law.

      (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled, to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

      (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

      (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

   13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

   13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value for the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE. THERE ARE NO REAL ESTATE BROKERS IN THIS TRANSACTION.

16. ESTOPPEL CERTIFICATE.

      (a) Each party (as "responding party") shall at any time upon not less than twenty (20) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date

                                                              Initials:_________

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                              PAGE 7 OF 10 PAGES

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to which the rent and other charges are paid in advance, if any, and (ii)
acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

    At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond without any further notice to such party or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if the Lessor is the requesting party, not more than one month's rent has been paid in advance.

    If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of the Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notice required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designated by notice to Lessee. See paragraph 60.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes, subject to Lessor's approval of form and content.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30. SUBORDINATION.

      (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

      (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. ATTORNEYS' FEES.

   31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

   31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

   31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultation in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32. LESSOR'S ACCESS.

   32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

   32.2 All activity of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

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   32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and sales, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction, Lessee waives any charges for damanges or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project. See paragraph 61.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any of all of such subtenancies,

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the right the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Under Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. OPTIONS. See Exhibit "D" entitled Agreement
                                      ---------

40. SECURITY MEASURES--LESSOR'S RESERVATIONS.

   40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option from providing security protection for the Office Building Project or any part thereof. See paragraph 62.

   40.2 Lessor shall have the following rights:

      (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

      (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

      (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

      (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

   40.3 Lessee shall not:

      (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business:

      (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41. EASEMENTS.

   41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

   41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

                                                             Initials:__________
                                                                      __________

                              FULL SERVICE-GROSS

                              PAGE 9 OF 10 PAGES

   43. AUTHORITY. If Lessee is a corporation trust or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

   44. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

   45. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

   46. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

   47. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

   48. WORK LETTER. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

   49. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:

          SEE ATTACHED ADDENDUM TO LEASE AGREEMENT DATED JULY 7, 1994
          -----------------------------------------------------------

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

    IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

             LESSOR                                 LESSEE

      FIDELITY FEDERAL BANK,          WHITE, ZUCKERMAN, WARSAVSKY & LUNA,
      A FEDERAL SAVINGS BANK           A CALIFORNIA GENERAL PARTNERSHIP
- - ----------------------------------    -----------------------------------

By    /s/ GODFREY B EVANS             /s/  PAUL WHITE
  --------------------------------    -----------------------------------
  Its Executive Vice President        Paul White
      ----------------------------
                                      /s/  JACK ZUCKERMAN
                                      ----------------------------------
By________________________________    Jack Zuckerman
  Its_____________________________
                                      /s/  FRED WARSAVSKY
                                      ----------------------------------
                                      Fred Warsavsky

                                      /s/  BARBARA LUNA
                                      ----------------------------------
                                      Barbara Luna

Executed at ______________________    Executed at ______________________

on _______________________________    on _______________________________

Address __________________________    Address __________________________

1984 American Industrial Real Estate Association    FULL SERVICE -- GROSS

                              PAGE 10 OF 10 PAGES

For these forms write or call the American Industrial Real Estate Association 350 South Figueroa Street, Suite 275, Los Angeles, CA 90071 (213) 687-8777

1984--By American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                ADDENDUM TO LEASE AGREEMENT DATED JULY 7, 1994
       BETWEEN FIDELITY FEDERAL BANK, A FEDERAL SAVINGS BANK ("LESSOR"),
                    AND WHITE, ZUCKERMAN, WARSAVSKY & LUNA,
                    A CALIFORNIA GENERAL PARTNER ("LESSEE")

50. Lessee's existing lease with Lessor, identified as that STANDARD OFFICE LEASE-GROSS, as amended, dated January 10, 1992 between Fidelity Federal Bank, A Federal Savings Bank (Lessor) and White, Zuckerman and Warsavsky, Inc., Certified Public Accountants (Lessee), pertaining to those premises currently leased by Lessee in Lessor's building at 14455 Ventura Boulevard, Sherman Oaks, California, shall terminate concurrently with the Commencement Date of this new Lease.

51. Commencing on the forty-third (43rd) month of the lease term, the Base Rent shall increase to $1.85 per rentable square foot, for a total Base Rent of $17,760.00 per month.

      Rent Concession: Lessee shall receive rent-free the first (1st) thru seventh (7th) months of the lease term. Therefore, no advance payment of Base Rent shall be due upon execution of this Lease.

52. Lessee's total required Security Deposit shall be $9,050.25, which is equivalent to the amount of the Security Deposit in its existing lease. Upon the Commencement Date of this new Lease, this $9,050.25 amount shall be credited to the Security Deposit requirement of the new Lease.

      Also, within fifteen (15) days following the execution of this Lease, Lessee agrees to deliver to Lessor a Letter of Credit ("LOC") in the amount of $252,000.00, naming Lessor as the designated beneficiary. The LOC shall be obtained from a federally-insured commercial bank which is in regulatory capital compliance, such as Wells Fargo Bank, Bank of America or the like. The LOC shall be required for the first three (3) years of the Lease term. Lessee shall pay directly to the issuer of the LOC all costs in connection therewith; however, Lessor agrees to reimburse Lessee the cost of the LOC for years two and three of the Lease term. The form, content and cost of the LOC shall be subject to Lessor's prior written approval. Lessor's right to withdraw any and all funds of the LOC shall apply to any payment of rent or any other payment required to be made by Lessee pursuant to the Lease, which is delinquent and has not been paid for a period of three (3) days after written notice from Lessor to Lessee, as provided for in paragraph 13.1 (c) of the Lease.

53. Lessee shall receive six (6) reserved and sixteen (16) non-reserved spaces for employee parking along the rear perimeter wall of the Office Building Project parking lot at no charge. Lessor agrees to also provide at no charge to Lessee, visitor parking subject to availability, as solely determined by Lessor.

54. The following language shall replace the language in paragraph 3.2.1 of the Lease that has been deleted:

          "Possession of the Premises shall be deemed tendered to Lessee ('Tender of Possession') on the twentieth (20th) day of the calendar month immediately following the month when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, (4) the Department of Building and Safety has approved occupancy of the Premises, and (5) ten (10) days shall have expired following advance written notice to Lessee of the matters described in (1), (2), (3) and (4) above of this paragraph 3.2.1."

55. Lessor agrees that prior to Lessee's occupancy of the leased Premises, Lessor is to inspect and make any necessary repairs to prevent water leaks from the roof of the Building. In addition, Lessor shall install key-activated locking mechanisms in

Addendum to Lease Agreement
- - ----------------------------
July 7, 1994
Page 2 of 4 pages

       the two elevators. These items shall be completed at Lessor's expense.

56. Notwithstanding paragraphs 7.3 (a) thru (f) of the Lease, Lessee may install some communication device between the ground floor (outside the Building) and the leased Premises for after-hours use, to be installed at Lessee's expense, and subject to Lessor's prior written approval.

       Also, Lessee shall comply with all applicable requirements of the Americans With Disabilities Act ("ADA") as pertains to the leased Premises, including the elevator lobby area and restrooms which are considered a part thereof, following completion of Lessee's initial tenant improvements. In addition, Lessee shall ensure that "live" floor loads are not exceeded by the installation of Lessee's construction improvements, furniture, fixtures, equipment and other personal property.

57.    Notwithstanding anything to the contrary contained in paragraphs 8.7 and
       8.8 of the Lease, Lessee shall not indemnify Lessor from any loss, liability or expense as to which a cause was gross negligence or wilful misconduct on the part of Lessor.

58. Lessor shall have water, gas and power (electricity) available on a 24-hours a day, seven days a week basis for normal office purposes including but not limited to use of duplicating machines, computers, mini-computer terminals, telecopy machines, telexes, communication, audio/visual equipment, and other uses that may require separate circuits.

       Lessor, at Lessor's expense, shall provide heating, ventilating and air conditioning to the leased Premises only on the following business days and hours :

             Monday thru Friday- 8:00 a.m. to 7:00 p.m.
             Saturday-           8:00 a.m. to 1:00 p.m.

       After-hours cost for these services shall be at Lessee's expense. However, such cost shall be reduced to the extent that any other lessee uses these services after-hours, with these cost to be prorated, and Lessee shall be charged only for its share of Lessor's actual cost, with no profit to Lessor.

       Lessor, at Lessor's expense, shall provide standard janitorial services, as reasonably determined by Lessor, five days per week (Monday thru Friday), excluding legal holidays recognized by Lessor. Lessee shall provide Lessor with a secured area on the Premises for the storage of janitorial supplies provided by Lessor.

59. Paragraph 12.7-Lessor agrees to convey to Lessee in writing its approval or reasonable disapproval of any Assignment or Subletting, no more than twenty (20) business days following receipt of Lessee's written request, along with any additional information and/or documentation as reasonably requested by Lessor .

       Further, Lessee agrees not to assign or sublet space to a bank, savings and loan association, thrift and loan association, or any real estate mortgage lending or finance company.

60. Pursuant to paragraph 23. of the Lease, all rent payments, notices and any other related correspondence are to be addressed to:

                      FIDELITY FEDERAL BANK
                      600 N. Brand Boulevard
                      P.O. Box 1631
                      Glendale, California 91203
                      Attn: Corporate Properties Department

      Also, a copy of all notices pertaining to termination of tenancy, assignment, subletting, or any matters which may give rise to a dispute between the parties, shall also be addressed to:

Addendum to Lease Agreements
- - ----------------------------
July 7, 1994
Page 3 of 4 pages

                   FIDELITY FEDERAL BANK
                   600 N. Brand Boulevard
                   P.O. Box 1631
                   Glendale, California 91209
                   Attn: Legal Department

61. Lessee, at Lessee's expense, shall be allowed to place appropriate signage in the elevator lobby area of the leased Premises. Lessee may not have any exterior signage on or about the Building and Common Areas. However, Lessor shall provide Lessee two spaces on the Building Lobby Directory Board for each 1,000 rentable square feet leased by Lessee. Directory strips shall be provided at Lessee's expense, but only at Lessor's actual cost.

62. Notwithstanding anything to the contrary in paragraphs 2.4, 40.1 and Exhibit "B" of the Lease, Lessee shall be issued electronic card key access cards to the Building lobby entrance, for employee access 24 hours a day, as approved in writing in advance by Lessor and Lessee. In addition, Lessee shall have access to the parking lot 24 hours a day, provided Lessee cooperates with Lessor's efforts to keep the lot closed after-hours to non-invitees.

63.    EXPANSION SPACE--During the term of this Lease, Lessee shall have the
       ---------------
       right of first refusal to lease any space that becomes available on the second floor of the building, provided the space is not needed for use by Lessor, or any subsidiary or affiliate of Lessor. Said Expansion Space shall be offered to Lessee on the following basis:

       (a) Lessee shall have fifteen (15) days following Lessee's receipt of Lessor's written notification that the Expansion Space is, or will be, available, in order to notify Lessor in writing of its intent to lease the Expansion Space. The lease term on the Expansion Space shall commence no later than thirty (30) days thereafter, and shall run concurrent with the remainder of the term on Lessee's third floor space.

       (b) The monthly Base Rent for the Expansion Space shall be equivalent to the then-current per square foot rate of Lessee's third floor space, and shall be subject to the same future rent increase as set forth in paragraphs 1.7 and 51. of this Lease. Also, Lessee shall increase its Security Deposit by an amount equal to the monthly Base Rent of the Expansion Space.

       (c) Lessee shall be entitled to two (2) additional unreserved spaces for employee parking for each additional 1,000 square feet leased, subject to proration as determined by Lessor, and in accordance with the applicable provisions of this Lease. However, in the event that Lessor determines that said additional parking spaces cannot be made available to Lessee, then the monthly Base Rent on the Expansion Space shall be reduced by $50.00 for each parking spaces not received by Lessee.

       (d) Lessee shall accept the Expansion Space in its "As Is" condition, and shall be responsible for the expense and installation of its desired improvements. However, Lessee shall receive the following rent concessions on the Expansion Space:

               (1) One month free rent for every 12 months of the lease term on the Expansion Space, subject to proration as determined by Lessor; and

               (2) An Improvements Allowance of $.31 per square foot of Expansion Space leased times the number of months during which the space shall be leased by Lessee. For example, if Lessee leased 1,000 square feet for a period of 48 months, then the Improvements Allowance would amount to $14,880.00.

       (e) At such time as Lessee adds any such Expansion Space, Lessor and Lessee

Addendum to Lease Agreement
- - ---------------------------
July 7, 1994
Page 4 of 4 pages

              shall execute an amendment, prior to Lessee taking possession of the Expansion Space, which sets forth the above-referenced terms and conditions.

64. CONSUMMATION OF THIS LEASE IS SUBJECT TO LESSEE'S EXECUTION OF THE ENCLOSED "RELEASE", ATTACHED HERETO AS EXHIBIT "E".
                ---------

                             STANDARD OFFICE LEASE

                                  FLOOR PLAN


                             [insert drawing here]


                                   EXHIBIT A

                                                             Initials:__________
                                                                      __________

                              FULL SERVICE--GROSS

                           RULES AND REGULATIONS FOR
                             STANDARD OFFICE LEASE

Dated July 7, 1994
      ---------------------------------

By and Between Fidelity Federal Bank, a Federal Savings Bank (Lessor) and White,
               -----------------------------------------------------------------
               Zuckerman, Warsavsky & Luna, a California General Partnership
               -------------------------------------------------------------
               (Lessee)
               --------

                                 GENERAL RULES

   1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

   2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

   3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

   4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

   5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

   6. Lessee shall not alter any lock or install new or additional locks or bolts.

   7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

   8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

   9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

   10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

   11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

   12. Lessor reserves the right to close and lock the Building* on Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and
                                                                   ----
7:00 A.M. of the following day. If Lessee uses the Premises during such periods,
- - ----
Lessee shall be responsible for securely locking any doors it may have opened for entry. *Lobby doors and parking lot

   13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

   14. No window coverings, shades or awnings shall be installed or used by Lessee, without Lessor's prior written consent, which shall not be unreasonably withheld.

   15. No Lessee, employee or invitee shall go upon the roof of the Building.

   16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in aras reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

   17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

   18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

   19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.**

   20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

   21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

   22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

   23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                 PARKING RULES

   1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

   2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

   3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

   4. Lessor reserves the right to refuse parking to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

   5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

   6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

   7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

   8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally aplicable to visitor parking.

   9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

   10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

   11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

   12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                                           Initials:____________

                                                                    ____________

                             FULL SERVICE -- GROSS

                                   EXHIBIT B

                               PAGE 1 OF 1 PAGES

**Microwave oven, refrigerator, coffeemaker and vending machines acceptable for employee use only. Under no circumstances may food be

WORK LETTER TO STANDARD OFFICE LEASE

Dated           July 7, 1994
                -------------------------------------------------------------

By and Between  Fidelity Federal Bank, a Federal Savings Bank (Lessor) and
                -------------------------------------------------------------
White, Zuckerman, Warsavsky & Luna, a California General Partnership (Lessee)
- - -----------------------------------------------------------------------------

The Premises shall be constructed in accordance with Lessor's Standard Improvements as follows:

 1. PARTITIONS

 2. WALL SURFACES       Nos. 1 thru 12.
                        --------------

                        To be determined in writing between Lessor and Lessee within the time constraints as set forth in the following paragraph 14. However, Lessor's financial contribution towards these Improvements shall not exceed $26.25 per rentable square foot, for a total of approximately $252,000.00, which shall include the cost of design fees, plans, permits, construction and finishes. Lessor may also re-use some of Lessee's existing second floor improvements, including but not limited to light fixtures and doors.

 3. DRAPERIES

 4. CARPETING

 5. DOORS

 6. ELECTRICAL AND
    TELEPHONE OUTLETS

 7. CEILING

 8. LIGHTING

 9. HEATING AND AIR
    CONDITIONING DUCTS

10. SOUND PROOFING

11. PLUMBING

                              FULL SERVICE--GROSS              Initials:_______
                                                                        _______
                                   EXHIBIT C

                               PAGE 1 OF 2 PAGES

12. ENTRANCE DOORS.

13. COMPLETION OF IMPROVEMENTS

    Lessor shall construct and complete improvements to the Premises in accordance with the plans and specifications prepared by Ridgeway & Associates,
                                                         ---------------------
dated March 8, 1994, consisting of sheets one sheet, (the "Improvements"), which
      -------------                       ---------
was approved in writing by Lessee on March 25, 1994.

14. PREPARATION OF PLANS AND SPECIFICATIONS

    Within seven days after the date of this Lease Lessor shall prepare at its
           -----
cost and deliver to Lessee for its approval two copies of preliminary plans and
                                            ---
specifications for the completion of the Improvements, which plans and specifications shall itemize the work to be done by each party, including a cost estimate of any work required of Lessor in excess of Lessor's Standard Improvements. Lessee shall approve said preliminary plans and specifications and preliminary cost estimate or specify with particularity its objection thereto within two days following receipt thereof. Failure to so approve or disapprove
       ---
within said period of time shall constitute approval thereof. If Lessee shall reject said preliminary plans and specifications either partially or totally, and they cannot in good faith be modified within ten (10) days after such rejection to be acceptable to Lessor and Lessee, this Lease shall terminate and neither party shall thereafter be obligated to the other party for any reason whatsoever having to do with this Lease, except that Lessee shall be refunded any security deposit or prepaid rent. The plans and specifications, when approved by Lessee, shall supersede any prior agreement concerning the Improvements.

15. CONSTRUCTION

    If Lessor's cost of constructing the Improvements to the Premises exceeds the cost of Lessor's Standard Improvements, Lessee shall pay to Lessor in cash before the commencement of such construction a sum equal to such excess.

    If the final plans and specifications are approved by Lessor and Lessee, and Lessee pays Lessor for such excess, then Lessor shall, at its sole cost and expense, construct the Improvements in accordance with said approved final plans and specifications and all applicable rules, regulations, laws or ordinances.

16. COMPLETION

    16.1 Lessor shall obtain a building permit to construct the Improvements as soon as possible.

    16.2 Lessor shall complete the construction of the Improvements as soon as reasonably possible after the obtaining of necessary building permits.

    16.3 The term "Completion," as used in this Work Letter, is hereby defined to mean the date the building department of the municipality having jurisdiction of the Premises shall have made a final inspection of the Improvements and authorized a final release of restrictions on the use of public utilities in connection therewith and the same are in a broom-clean condition.

    16.4 Lessor shall use its best efforts to achieve Completion of the Improvements on or before the Commencement Date set forth in paragraph 1.5 of the Basic Lease Provisions.

    16.5 In the event that the Improvements or any portion thereof have not reached Completion by the Commencement Date, this Lease shall not be invalid, but rather Lessor shall complete the same as soon thereafter as is possible and Lessor shall not be liable to Lessee for damages in any respect whatsoever.

    16.6 If Lessor shall be delayed at any time in the progress of the construction of the Improvements or any portion thereof by extra work, changes in construction ordered by Lessee, or by strikes, lockouts, fire, delay in transportation, unavoidable casualties, rain or weather conditions, governmental procedures or delay, or by any other cause beyond Lessor's control, then the Commencement Date established in paragraph 1.5 of the Lease shall be extended by the period of such delay.

17. TERM

    Upon Completion of the Improvements as defined in paragraph 16.3 above, Lessor and Lessee shall execute an amendment to the Lease setting forth the date of Tender of Possession as defined in paragraph 3.2.1 of the Lease or of actual taking of possession, whichever first occurs, as the Commencement Date of this Lease.

18. WORK DONE BY LESSEE

    Any work done by Lessee shall be done only with Lessor's prior written consent and in conformity with a valid building permit and all applicable rules, regulations, laws and ordinances, and be done in a good and workmanlike manner with good and sufficient materials. All work shall be done only with union labor and only by contractors approved by Lessor, it being understood that all plumbing, mechanical, electrical wiring and ceiling work are to be done only by contractors designated by Lessor.

19. TAKING POSSESSION OF PREMISES

    Lessor shall notify Lessee of the Estimated Completion Date at least ten
(10) days before said date. Lessee shall thereafter have the right to enter the Premises to commence construction of any Improvements Lessee is to construct and to equip and fixturize the Premises, as long as such entry does not interfere with Lessor's work. Lessee shall take possession of the Premises upon the tender thereof as provided in paragraph 3.2.1 of the Lease to which this Work Letter is attached. Any entry by Lessee of the Premises under this paragraph shall be under all of the terms and provisions of the Lease to which this Work Letter is attached.

20. ACCEPTANCE OF PREMISES

    Lessee shall notify Lessor in writing of any items that Lessee deems incomplete or incorrect in order for the Premises to be acceptable to Lessee within ten (10) days following Tender of Possession as set forth in paragraph
3.2.1 of the Lease to which this Work Letter is attached. Lessee shall be deemed to have accepted the Premises and approved construction if Lessee does not deliver such a list to Lessor within said number of days.


                                                             Initials:__________
                                                                      __________

                              FULL SERVICE--GROSS

                                   EXHIBIT C

                               PAGE 2 of 2 PAGES

Agreement
- - ---------
July 7, 1994
Page 1 of 3 pages

                                   EXHIBIT D

                                   AGREEMENT
                                   ---------

This agreement (the "Agreement") is entered into on July 7, 1994 by and between FIDELITY FEDERAL BANK, A FEDERAL SAVINGS BANK ("FIDELITY") and WHITE, ZUCKERMAN, WARSAVSKY & LUNA, A CALIFORNIA GENERAL PARTNERSHIP ("WZWL") with reference to the following facts:

     A. FIDELITY and WZWL are Lessor and Lessee respectively under the Standard Office Lease-Gross dated January 10, 1992 (the "Lease") which pertains to the leased premises contained within the office building (the "Building") located at 14455 Ventura Boulevard, in Los Angeles (Sherman Oaks), California.

     B. FIDELITY and WZWL have negotiated a new lease (the "New Lease") for different leased premises in the Building.

     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, FIDELITY and WZWL agree as follows:

     1. In consideration of the New Lease, in the event that FIDELITY, in its sole discretion, decides to list the Building for sale with a real estate broker, FIDELITY will, prior to such listing, offer WZWL the opportunity to purchase the Building on exactly the same sale terms, conditions and requirements for which the Building will be listed, except for such terms, conditions and requirements as pertain to the real estate broker, such as the amount of real estate commission to be paid.

     2. FIDELITY shall notify WZWL of the opportunity to purchase the Building as described in Section 1 hereof by sending notice of the sale terms, conditions and requirements to the address provided for notice in the New Lease. Within fifteen (15) calendar days of FIDELITY's giving of such notice, WZWL shall notify FIDELITY in writing at the address provided for notices to FIDELITY in the New Lease of WZWL's acceptance of all sale terms, conditions and requirements. If such acceptance is not received by FIDELITY as provided herein, then WZWL shall have no such opportunity to purchase the Building and this Agreement shall terminate, become void and be of no further force and effect, except as provided in Section 4 hereof.

     3. This Agreement pertains only to the first occasion after the date hereof of a sale of the Building by FIDELITY which will be listed with a real estate broker except as provided in Section 4 hereof. This Agreement conveys no rights to WZWL pertaining to a sale or transfer of the Building by FIDELITY to its parent company (Citadel Holding Corporation) or to either of their affiliates, subsidiaries, shareholders or investors or to an entity in which such affiliates, subidiaries, shareholders or investors have an interest, in Fidelity's sole discretion, to directly sell the Building without listing it for sale with a real estate broker. In the event of such a sale or transfer this Agreement shall terminate, become void and be of no further force and effect.

AGREEMENT
- - ---------
July 7, 1994
Page 2 of 3 pages

   4. In the event that FIDELITY, in its sole discretion, is agreeable to selling the Building for a sales price (including the amount which would otherwise be payable as a real estate commission) which is less than the sales price of which FIDELITY notified WZWL pursuant to Section 2 hereof, then FIDELITY shall notify WZWL of the opportunity to purchase the Building as described in Section 1 hereof by sending notice of the sale terms, conditions and requirements, (including the aforementioned lesser sales price) to the address provided for notice in the New Lease. Within fifteen (15) calendar days of FIDELITY's giving such notice, WZWL shall notify FIDELITY in Writing at the address provided for notice to FIDELITY in the New Lease of WZWL's acceptance of all of the sale terms, conditions and requirements. If such acceptance is not received by FIDELITY as provided in this Section 5, then WZWL shall have no such opportunity to purchase the Building and this Agreement shall terminate, become void and be of no further force and effect. The opportunity to purchase the Building as provided in this Section 4 shall apply only to the first occasion when FIDELITY is agreeable to selling the Building for a sales price which is less than the sales price of which FIDELITY notified WZWL pursuant to Section 2 hereof.

   5. Any sale of the Building pursuant to this Agreement must be fully completed as to all sale terms, conditions and requirements by WZWL on or before thirty (30) calendar days of WZWL giving of notice to FIDELITY of its acceptance of all of the sale terms, conditions and requirements. In the event that all terms, conditions and requirements are not completed as required in this Section 3, then WZWL shall have no opportunity to purchase the Building pursuant to this Agreement and this Agreement shall terminate, become void and be of no further force and effect.

   6. This Agreement and the right provided herein to WZWL are not transferable or assignable by WZWL to any other natural person, partnership, association, corporation or other persons or entities. WZWL represents and warrants that it has not heretofore transferred or assigned this Agreement or the rights provided herein to any person, partnership, association or corporation.

   7. This Agreement shall not be construed as a right of first refusal to purchase the Building.

   8. This Agreement is made and entered into under the laws of the State of California and shall be interpreted, applied and enforced under and pursuant to the law of said state.

   9. This Agreement sets forth the entire agreement between the parties as to the matters discussed herein and supersedes all prior oral and written agreements, negotiations, discussions or understandings between the parties with respect thereto.


                                                          Initials:_____________

                                                                   _____________

AGREEMENT
- - ---------
July 7, 1994
Page 3 of 3 pages

   IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

FIDELITY FEDERAL BANK,                 WHITE, ZUCKERMAN, WARSAVSKY & LUNA,
A FEDERAL SAVINGS BANK                 A CALIFORNIA GENERAL PARTNERSHIP

/s/ GODFREY B EVANS                    /s/ PAUL WHITE
- - -------------------------------        -----------------------------------
 Executive Vice President              Paul White

                                       /s/ JACK ZUCKERMAN
                                       -----------------------------------
                                       Jack Zuckerman

                                       /s/ FRED WARSAVSKY
                                       -----------------------------------
                                       Fred Warsavsky

                                       /s/ BARBARA LUNA
                                       -----------------------------------
                                       Barbara Luna

Release
- - -------
July 7, 1994
Page 1 of 2 pages

                                   EXHIBIT E

                                    RELEASE
                                    -------

   THIS RELEASE (The "Release") is made and entered into as of this 7th day of July, 1994 by WHITE, ZUCKERMAN, WARSAVSKY & LUNA, A CALIFORNIA GENERAL PARTNERSHIP ("WZWL") with reference to the following facts:

   A. WZWL is the Lessee under the Standard Office Lease-Gross dated January 10, 1992 (the "Lease") under which Fidelity Federal Bank, a Federal Savings Bank ("Fidelity") is the Lessor.

   B. WZWL has alleged that the premises described in Paragraph 1.2 of the Lease were damaged on or after January 17, 1994 by water and other causes due to Fidelity not stopping the supply of water to the building containing such premises earlier than it occurred and Fidelity contends it acted reasonably and pursuant to its obligations under the Lease.

   C. WZWL desires to settle such controversy in the manner described below.

   NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WZWL agrees as follows:

   1. In consideration of Fidelity agreeing to terminate the Lease and enter into a new lease (the "New Lease") for the premises described in Recital B hereto, WZWL and its successors and assigns hereby release and forever discharge Fidelity and its parent company and their current and former directors, officers, stockholders, representatives, agents, employees, affiliates and attorneys from any and all claims, demands, damages, liabilities, causes of action, costs, expenses, obligations, losses and promises founded either in law or in equity, whether known or unknown, suspected or unsuspected, directly or indirectly arising out of, based upon, or relating to the basis of the controversy referred to in the recitals set forth above or any other matter pertaining to the Lease.

   2. WZWL understands and agrees that this Release is being entered into in order to resolve all outstanding disputes between WZWL and the parties released in Section 1 hereof and in consideration of the valuable consideration set forth in this Release. WZWL acknowledges that this Release effects the settlement of claims which are denied and contested by Fidelity and that nothing contained herein shall be construed as an admission of liability by Fidelity.

   3. WZWL fully understands and agrees that if any fact, understanding or belief with respect to which this Release is executed is found hereinafter to be other than, or different from, any fact, understanding or belief now believed to be true or correct, WZWL expressly accepts and assumes the risk of such possible differences of fact and agrees that this Release shall be, and remain, effective, notwithstanding such difference in such fact, understanding or belief.

   4. WZWL expressly acknowledges that it has relied upon no representations, warranties or promises, except as herein expressly set forth, in agreeing to execute this Release.

   5. WZWL agrees to forever refrain and forebear from commencing or instituting any lawsuit, arbitration, action, or other proceeding against Fidelity and the other parties released in Section 1 hereof based on, arising out of, or connected with any matters, known or unknown, existing as of the date of the execution of this Release.

   6. WZWL does hereby in favor of and for the benefit of the parties released in Section 1 hereof expressly waive any benefits accruing by reason of the provisions of California Civil Code Section 1542, which provides as follows:

                                                            Initials:__________

                                                                     __________

Release
- - -------
July 7, 1994
Page 2 of 2 pages

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

   7. WZWL represents and warrants that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm, corporation, partnership or entity whomsoever any claim, debt, liability, demand, obligation, cost, expense, action or cause of action herein released. WZWL agrees to indemnify and hold Fidelity harmless against any claim, debt, liability, demand, obligation, cost, expense (including attorney fees) action or cause of action based on, arising out of or in connection with any such transfer or assignment or purported transfer or assignment.

   8. This Release is made and entered into under the laws of the State of California and shall be interpreted, applied and enforced under and pursuant to the laws of said state.

   9. If any legal action is brought alleging a breach of this Release, the prevailing party shall be entitled to recover all costs and expenses incurred in that action, including attorney fees.

   10. This Release sets forth the entire agreement between the parties as to the release of all claims discussed herein and supersedes all prior oral and written agreements, negotiations, discussions or understandings between the parties with respect thereto.

   11. This Release does not pertain to any claim WZWL pursues against Fidelity & Deposit Company of Maryland through the California Department of Insurance.

   IN WITNESS WHEREOF, the authorized partners of WZWL has hereunto set their hands the day and year first above written.

WHITE, ZUCKERMAN, WARSAVSKY & LUNA,
A CALIFORNIA GENERAL PARTNERSHIP


/s/ PAUL WHITE
- - -----------------------------------
Paul White


/s/ JACK ZUCKERMAN
- - -----------------------------------
Jack Zuckerman


/s/ FRED WARSAVSKY
- - -----------------------------------
Fred Warsavsky


/s/ BARBARA LUNA
- - -----------------------------------
Barbara Luna

                                   EXHIBIT F

                        INVENTORY OF PERSONAL PROPERTY
                        ------------------------------

600 N. Brand Boulevard, Glendale
- - --------------------------------

Parking Lot Vacuum/Sweeper
Exterior Building Paint
Circuit Breakers
Light Tubes and Bulbs
HVAC Filters
Ceiling Tiles
Lobby Desk and Chair
Electrical Boxes
Work Bench
Doors and Door Jams
Parking Lot Arm Card Readers and Cards
Exterior Rubber Mats
Spare Cooling Tower Motors

14455-75 Ventura Boulevard, Sherman Oaks
- - ----------------------------------------


None

                                                                EXHIBIT 10.28(G)

                           STANDARD OFFICE LEASE-NET

1.  BASIC LEASE PROVISIONS ("Basic Lease Provisions").

     1.1 PARTIES: This Lease, dated, for reference purposes only, July 31, 1994, is made by and between Citadel Realty, Inc. (herein called "Lessor") and Fidelity Federal Bank, a Federal Savings Bank (herein called Lessee").

     1.2 PREMISES: Ground floor, consisting of approximately 7,079 BOMA rentable square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises"). If BOMA measurements of rentable square footage for the Premises vary from the numbers set forth above, an adjustment shall be made to the rental rate per square foot set forth in paragraph 1.6 below and an adjustment shall be made to Lessee's share of operating expenses as set forth in paragraph 1.10.

     1.3 BUILDING: Commonly described as being located at 14455-75 Ventura Boulevard, in the City of Sherman Oaks, County of Los Angeles, State of California as more particularly described in Exhibit B hereto, and as defined in paragraph 2.

     1.4  PERMITTED USE: Retail bank branch subject to paragraph 6.

     1.5 TERM: Five (5) years commencing ______________________ ("Commencement Date") and ending ________________________________________________, as defined in paragraph 3. Lessee's existing lease with Lessor, identified as that certain Standard Office Lease - Net dated __________, 199, pertaining to the premises currently leased by Lessee in Lessor's building at 14455-75 Ventura Boulevard, Sherman Oaks, California ("Old Lease"), shall terminate concurrently with the Commencement Date of this Lease.

     1.6 BASE RENT: $_______ per month, payable on the first day of each month, in advance, per paragraph 4.1.

     1.7 BASE RENT INCREASE: On the date which is twelve (12) months from the Commencement Date and each twelve (12) months thereafter during the term of the Lease, the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.

     1.8  RENT PAID UPON EXECUTION:  Same as paragraph 1.6.

     1.9  SECURITY DEPOSIT:  One month's rent.

     1.10 LESSEE'S SHARE OF OPERATING EXPENSES: 26.94% as defined in paragraph 4.2, subject to adjustment after BOMA measurements as set forth in paragraph 1.2 above.

     1.11 OPTION TO EXTEND TERM: One (1) five-year option to extend the term of the Lease as described in paragraph 39.4.

2.  PREMISES, PARKING AND COMMON AREAS.

     2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

     2.2. VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto as Exhibit C, and as established by Lessor from time to time Lessee shall be entitled to use 26.94% of the parking spaces in the Office Building Project, free of charge; provided, however that Lessee shall pay any and all taxes or surcharges applicable to such parking use which may be levied by any state or local governmental agency from time to time.

     2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including, but not limited to, common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

     2.4 COMMON AREAS - RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit C with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

     2.5 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

     (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, discretion of traffic, decorative walls, landscaped areas and walkways; provided, however, that Lessor shall at all times provide the parking facilities required by applicable law (but in no event shall Lessor be required to provide parking spaces in excess of those currently existing) and that reasonable access to the Building shall always remain available;

     (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available (without any abatement of rent to Lessee);

     (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

     (d) To add additional buildings and improvements to the Common Areas;

     (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion hereof;

     (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3.  TERM.

     3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

4.  RENT.

     4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without any offset or deduction whatsoever. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

     (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision (other than as set forth in Article 1) except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project. It is further agreed that Lessee shall in no event be entitled to a credit to or adjustment of Lessee's Share of Operating Expenses payable hereunder, even if the ratio of Operating Expenses actually paid by Lessee compared to total Operating Expenses actually paid by other lessees of the Office Building Project exceeds Lessee's Share (as it might, by way of example only and not limitation, if some leases of the Office Building Project are made on a "gross" basis, in which case the lessees under such leases would not directly pay any portion of the Operating Expenses).

     (b) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

     (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including, but not limited to, the following:

     (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

     (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, lessee directories, fire detection systems including sprinkler system maintenance and repair.

     (ii) Trash disposal, janitorial and security services;

     (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

     (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

     (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

     (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

     (vii) Labor, salaries and applicable fringe benefits and costs,materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project.

     (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

     (ix) Replacements of equipment or improvements, as amortized over such equipment or improvement's useful life for depreciation purposes according to federal income tax guidelines;

     (x) Environmental Damages (as hereinafter defined) to the extent not recovered by Lessor directly from any lessees of the Office Building Project.

     (c) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other lessee, or by insurance proceeds.

     (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each calendar year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's

Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding calendar year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding calendar year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within fifteen (15) days after delivery by Lessor to Lessee of said statement.

     (e) If, within thirty (30) days following Lessee's receipt of Lessor's annual statement of actual Operating Expenses pursuant to subparagraph (d) above, Lessee notifies Lessor that Lessee desires to audit Lessor's statement, Lessor shall cooperate with Lessee to permit such audit during normal business hours at Lessee's sole cost and expense. If the audit shows that actual Operating Expenses were less than the amount charged by Lessor pursuant to subparagraph (d) above, the excess amount paid by Lessee shall immediately be refunded by Lessor. If the audit shows that Lessor overstated actual Operating Expenses by more than five percent (5%), Lessor shall pay all the costs and expenses of the audit.

     4.3  RENT INCREASE.

     4.3.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the lesser of (i) the increase, if any, in the Consumer Price index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1982-84=100), "All Items," for LA/Anaheim/Riverside area, herein referred to as "C.P.I.," since the date of this Lease and (ii) three percent (3%), but in no event shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for the rent adjustment.

     4.3.2 The increase in C.P.I. set forth in paragraph 4.3.1(i) shall be calculated as follows: The Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences.

     4.3.3 In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculations. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the county in which the Premises are located, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

     4.3.4  Intentionally Omitted.

     4.3.5 Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any, is determined. Within five (5) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental installments then due. Thereafter the rental shall be paid at the increased rate.

     4.3.6 At such time as the amount of any change in rental required by this Lease is known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change. Failure to execute any such amendment shall not affect Lessee's obligations to pay the increased rental.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder.
If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase (other than as set forth in paragraph 4.3.1), deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions, Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of the Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) within thirty (30) days from the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit, and under no circumstances shall Lessor be required to keep the Security Deposit separate from its other funds or in an interest-bearing account, nor shall Lessee be entitled to any interest on such amounts regardless of whether or not the Security Deposit is deposited in an interest-bearing account. Lessee's total required Security Deposit shall be $_________, which is equivalent to the amount of monthly Base Rent state in paragraph 1.6. Upon the Commencement Date, the amount of $_______ shall be credited to Lessee as the Security Deposit for this Lease from the amount of the security deposit then remaining under the Old Lease. The balance of any funds remaining in the security deposit under the Old Lease shall be immediately refunded by Lessor to Lessee, less any offsets pursuant to the terms of the Old Lease.

6.  PERMITTED USE.

     6.1 PERMITTED USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions and for no other purpose.

     6.2  COMPLIANCE WITH LAW.

     (a) Lessor makes no representation or warranty to Lessee regarding the condition of the Premises or with respect to whether or not the Premises, or the use for which Lessee will occupy the Premises, will violate any covenants or restrictions of record, or any applicable building code, regulation, law or ordinance in effect on the Lease term Commencement Date or at any other time.

     (b) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

     6.3  CONDITION OF PREMISES.

     (a) Lessor acknowledges that it is in possession of the Premises on the Commencement Date, and Lessor makes no representation or warranty regarding the condition of the Premises.

     (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.  MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

     7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof, or on account of any interruption of services or of access to the Premises, Building or Office Building Project. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.2  LESSEE'S OBLIGATIONS.

     (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

     (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

     7.3  ALTERATIONS AND ADDITIONS.

     (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project; provided, however, that without the prior consent of Lessor, Lessee may make any non-structural alteration, improvement, addition, Utility Installation or repair to the interior of the Premises as long as it is not visible from the outside, does not invlove puncturing, relocating or removing the roof or any existing walls, and does not require the procurement of a building permit. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense; provided, however, that Lessee shall have no obligation to remove the walk-in valut on the ground floor. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. In addition, Lessee shall require all contractors and subcontractors performing work at the Premises to carry workers' compensation insurance and liability insurance in an amount reasonably acceptable to Lessor, and Lessee shall provide copies of all such workers' compensation and liability insurance policies or certificates to Lessor. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor (unless such approval is not required pursuant to the first sentence of this paragraph 7.3(a)), or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

     (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, if required, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

     (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

     (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. Lessee shall at all times keep the Premises, the Building and the Office Building Project free and clear of liens attributable in any way to a work of improvement commissioned by Lessee, or to the acts or omissions of Lessee, any of Lessee's employees, agents, or contractors, or any of their employees, agents or sub-contractors. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount not less than one hundred ten percent (110%) of the amount of such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

     (e) All alterations, improvements, additions and Utility installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

     (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations for which a building permit is required.

     (g) Lessee shall be allowed to maintain any night depository or automatic teller machines (ATM) existing on the Premises at the Commencement Date. In addition, Lessee may install one night depository and/or one or more ATM(s), protruding throught the exterior walls of the Office Building Project on the Premises, at any time furing the Term of the Lease, subject to all applicable laws and regulations and Lessor's prior written approval, which shall not be unreasonably withheld. Lessor's approval shall not be deemed unreasonably withheld if based on concerns regarding the impact of the installation of the night depository and ATM(s) upon the structure or aesthetics of the Office Building Project, the projected traffic flow or the safety of Lessor's and Lessee's employees, representatives and invitees. Subject to Lessor's ability to withhold approval for the installation of the night depository and ATM(s) as set forth above, Lessor shall cooperate with Lessee to install the night depository and ATM(s) in such a manner as to provide adequate security for night depository and ATM users. At the expiration of the Term, Lessor may require the removal of any night depository and ATM(s) installed by Lessee and the restoration of the Premises to their prior condition.

     7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.  INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $2,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

     8.2 LIABILITY AND EARTHQUAKE INSURANCE-LESSOR. Although Lessor shall not be required to maintain any liability or earthquake insurance, any premiums for such insurance maintained by Lessor relating to the Premises, the Building or the Office Building Project shall be Operating Expenses hereunder.

     8.3 PROPERTY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost all-risks insurance, including without limitation fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement costs, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements, less the amount of such standard deductibles as determined by Lessee.

     8.4 PROPERTY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease.

     Each policy required to be obtained by Lessee hereunder shall: (a) be issued by insurers authorized to do business in the state in which the Building is located and rated not less than financial class X, and not less than policyholder rating A, in the most recent version of Best's Key Rating Guide, or the equivalent rating in any other comparable guide selected by Lessor (provided that, in any event, the same insurance company shall provide the coverages described in paragraphs 8.1 and 8.3 above); (b) be in form reasonably satisfactory from time to time to Lessor; (c) name Lessee as named insured thereunder and shall name Lessor and, at Lessor's request, Lessor's mortgagees and ground lessors of which Lessee has been informed in writing, as additional insureds (d) not have a deductible amount exceeding Twenty-Five Thousand Dollars ($25,000.00); (e) specifically provide that the insurance afforded by such policy for the benefit of Lessor and Lessor's mortgagees and ground lessors shall be primary, and any insurance carried by Lessor or Lessor's mortgagees and ground lessors shall be excess and non-contributing; (f) except for worker's compensation insurance, contain an endorsement that the insurer waives its right to subrogation as described in paragraph 8.6 below: and (g) contain an undertaking by the insurer to notify Lessor (and the mortgagees and ground lessors of Lessor who are named as additional insureds) in writing not less than ten (10) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Lessee agrees to deliver to Lessor, as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after the date Lessee takes possession of all or any part of the Premises, certified copies of each such insurance policy (or certificates from the insurance company evidencing the existence of such insurance and Lessee's compliance with the foregoing provisions of this paragraph 8). Lessee shall cause replacement policies or certificates to be delivered to Lessor not less than ten (10) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Lessee shall be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided herein, and Lessor shall have the right, but not the obligation, to procure such policies and certificates at Lessee's expense.

     8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

     8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its officers, directors, contractors, agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims, actions, liabilities, costs, penalties and expenses of any kind and nature for damage to the person (including death) or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees and from and against all costs, attorneys' fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor. Notwithstanding anything to the contrary contained in this paragraph 8.7, Lessee shall not indemnify Lessor or any other person from any loss, liability or expense to the extent that a cause was (i) negligence or misconduct on the part of Lessor or any of Lessor's agents, contractors, employees or invitees or (ii) any defect in the Office Building Project, unless such loss, liability, expense or defect was the result of any negligence or misconduct on the part of Lessee or any of Lessee's agents, contractors, employees or invitees.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project. Notwithstanding anything to the contrary contained in this paragraph 8.8, nothing contained herein shall exempt Lessor from liability which it otherwise would have, to the extent that it is attributable to (i) negligence or misconduct on the part of Lessor any of Lessor's agents, contractors, employeees or invitees or (ii) any defect in the Office Building Project, unless such liability or defect was the result of any negligence or misconduct on the part of Lessee or any of Lessee's agents, contractors, employees or invitees.

     8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.  DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

     (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

     (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

     (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

     (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

     (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

     (f) "Insured Loss" shall mean damage or destruction which was caused by an event either required to be covered by the insurance described in paragraph 8 or for which no coverage is required by the insurance described in paragraph 8, but for which Lessor is nonetheless insured. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

     (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

     9.2  PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

     (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the Term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent insurance proceeds are available and the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee, unless Lessor, its employees, agents or representatives were responsible for such damage) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect. Notwithstanding the foregoing, in the event that such Premises Building Partial Damage was caused by the negligent act or omission of Lessee, its agents, employees or contractors, Lessor shall be required to repair such damage only to the extent that insurance proceeeds are available to cover the cost of such repiar, and any portion of the cost of repiar for which insurance proceeds are unavailable shall be borne by Lessee.

     (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the Term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within sixty (60) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

     9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements unless Lessor, its employees, agents or representatives were responsible for such damage, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within sixty
(60) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

     9.4  DAMAGE NEAR END OF TERM.

     (a) Subject to paragraph 9.4(b), if at any time during the last eighteen
(18) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

     (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than thirty (30) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last eighteen (18) months of the term of this Lease. If Lessee duly exercises such option during said thirty (30) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said thirty (30) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said thirty (30) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said thirty (30) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.

     (a) If, in the event of Premises Damage, Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated to the extent in excess of rental interruption insurance or loss insurance proceeds received by Lessor and credited to Lessee for the Payment of rent hereunder, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent to which the Premises Damage interferes with Lessee's use of the Premises. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

     (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this paragraph 9 or if Lessor elects to repair or restore the Premises or the Building under paragraph 9.2(b), and shall not immediately commence diligent repair or restoration efforts (including, without limitation, submitting applications for building permits) after such occurrence, or if Lessor shall not complete the restoration and repair (as evidenced by receipt of a certificate of occupancy, temporary certificate of occupancy or other relevant certification that improvements have been completed) within nine
(9) months after such occurrence (unless such failure to complete the restoration and repair is delayed due to a force majeure event, in which case such nine (9) month period shall be extended by the number of days that Lessor was unable to conduct such repair and restoration efforts due to such force majeure event), Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Notwithstanding the foregoing, if Lessor believes that it will be unable to complete the restoration and repair of the Premises or the Building within nine
(9) months from the date of such occurrence, Lessor shall so notify Lessee as soon as such determination is made by Lessor, and Lessee shall have the option to allow Lessor a longer period of time within which to complete the restoration or repair or to terminate the Lease upon ten (10) days written notice to Lessor.

     (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, all advance rent and any advance payments made by Lessee to Lessor, less any amounts due and owing to Lessor under the Lease, shall be refunded to Lessee. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

     10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(d) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinabove included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5  PERSONAL PROPERTY TAXES.

     (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

     (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  UTILITIES.

     11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, tap water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or florescent tubes and ballasts for standard overhead fixtures. Janitorial service shall be provided Monday through Friday with the exception of holidays designated by Lessor. All such water, gas and electricity shall be available to the Premises 24 hours a day, seven (7) days a week for normal office purposes. Costs incurred by Lessor in providing such services shall be Operating Expenses.

     11.2 SERVICES EXCLUSIVE TO LESSEE. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

     11.3 HOURS OF SERVICE. Said services and utilities shall be provided during the hours between 8:00 a.m. and 6:00 p.m. on Monday through Friday and between 8:00 a.m. and 12:00 noon on Saturday or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

     11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, subject to Lessee's consent, which shall not be unreasonably withheld, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 INTERRUPTIONS. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service, when the cause thereof
was beyond Lessor's reasonable control.   In case of any such interruption,
Lessor shall immediately take all reasonable steps to restore the interrupted utilities and services.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than fifty percent (50%) of the voting stock of such corporation or (b) if Lessee is a partnership, more than fifty percent (50%) of the profit and loss participation in such partnership. Notwithstanding the foregoing to the contrary, Lessee may assign or sublet the Premises or any portion thereof to any affiliate or subsidiary of Lessee upon notice to Lessor, but without the consent of Lessor.

     12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

     (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder.

     (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment without being deemed to have consented thereto.

     (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease.

     (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

     (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; provided, however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

     (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

     (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

     (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

     (i) In no event shall Lessee enter into a sublease or assignment of the Premises for any use other than as a retail bank branch.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

     (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

     (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

     (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

     (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

     (f) Notwithstanding anything to the contrary in the foregoing, fifty percent (50%) of any rent or other economic consideration received by Lessee as a result of an assignment or subletting which exceeds, in the aggregate, (i) the total rent which Lessee is obligated to pay to Lessor under the Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any reasonable and customary brokerage commissions (not to exceed three percent (3%) of base rent payable under the assignment or sublease), and reasonable attorneys' fees and consulting fees actually paid by Lessee in connection with such assignment or subletting, shall be paid to Lessor within ten (10) days after receipt thereof as additional rent hereunder, without altering or reducing any other obligations of Lessee hereunder.

     (g) Notwithstanding anything to the contrary contained in this paragraph 12, Lessor shall convey to Lessee in writing its approval or reaonable disapproval of any assignment or subletting, no more than fifteen (15) business days following receipt of Lessee's written request, along with any additional information and/or documentation reasonably requested by Lessor. Lessor's failure to respond to Lessee's request for approval of any assignment or subletting within such fifteen (15) day period shall be conclusively deemed an approval of such request.

     12.4 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including without limitation attorneys', architects', engineers' and other consultants' fees.

     12.5 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other lessees, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13.  DEFAULT; REMEDIES.

     13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

     (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

     (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a),(b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

     (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

     (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to

Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

     (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

     (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

     13.2  LESSOR'S REMEDIES.

     (a) Termination. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder. In the event that Lessor shall elect to so terminate this Lease, then Lessor may recover from Lessee:

               (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

               (ii) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus

               (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonable avoided; plus

     (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease including, but not limited to: attorneys' fees; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises; and removal (including the repair of damage caused by such removal) and storage (or disposal) of Lessee's personal property, equipment, fixtures, Lessee's alterations, additions, leasehold improvements and any other items which Lessee is required under this Lease to remove but does not remove.

     As used in subparagraphs (i) and (ii), above, the "worth at the time of award" is computed by allowing interest at the maximum interest rate which Lessor is permitted by law to charge to Lessee (the "Lease Rate"). As used in subparagraph (iii), above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     (b) Re-Entry Rights. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Lessor pursuant to this paragraph 13.2(b), and no acceptance of surrender of the Premises or other action on Lessor's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction.

     (c) Continuation of Lease. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall have the right to continue this Lease in full force and effect, whether or not Lessee shall have abandoned the Premises. The foregoing remedy shall also be available to Lessor pursuant to California Civil Code
Section 1951.4 and any successor statute thereof in the event Tenant has abandoned the Premises. In the event Lessor elects to continue this Lease in full force and effect pursuant to this paragraph 13.2(c), then Lessor shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. Lessor's election not to terminate this Lease pursuant to this paragraph 13.2(c) or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Lessor from subsequently electing to terminate this Lease or pursuing any of its other remedies.

     (d) Rights and Remedies Cumulative. All rights, options and remedies of Lessor contained in this paragraph 13.2 and elsewhere in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this paragraph 13.2 shall be deemed to limit or otherwise affect Lessee's indemnification of Lessor pursuant to any provision of this Lease.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first Mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within fifteen (15) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expenses shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  INTENTIONALLY OMITTED.

16.  ESTOPPEL CERTIFICATE.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) business days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed, and (iii) in the case of Lessee, certify as to such other matters as may be requested by Lessor or by a prospective purchaser or encumbrancer of all or any part of the Office Building Project. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, (iii) if

Lessor is the requesting party, not more than one month's rent has been paid in advance, and (iv) if Lessor is the requesting party, there are no remaining obligations of the requesting party under this Lease yet to be performed.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a Lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in this Lease, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. In addition, a copy of all notices pertaining to any event of default, termination of tenancy or any matters which may give rise to a dispute between the parties shall also be delivered to Lessee at: Fidelity Federal Bank, 600 North Brand Boulevard, P.O. Box 1631, Glendale, California 91209, Attention: Legal Department. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred twenty percent (120%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California applicable to contracts to be wholly performed within such State.

30.  SUBORDINATION.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall, without the necessity of Lessee or any other party executing any additional documentation, be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be; provided, however, that Lessor must use best efforts to secure from lender a nondisturbance agreement containing provisions which are reasonable and customary for commercial leasing transactions. Lessee's failure to execute such documents within fifteen (15) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee.

31.  ATTORNEYS' FEES.

     31.1 If either party named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

     31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

     31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default.

32.  LESSOR'S ACCESS.

     32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

     32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

     32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall not place any additional permanent sign upon the Premises or the Office Building Project without Lessor's prior written consent; provided, however, that Lessee may replace any currently existing permanent sign upon the Premises or the Office Building Project with the consent of Lessor, which consent shall not be unreasonably withheld. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project. Notwithstanding the foregoing, Lessee shall be allowed to maintain, and Lessor hereby approves of, all permanent signs existing on the Premises and the Office Building Project as of the Commencement Date. Additionally, Lessee shall be entitled to affix its other customary signs, advertising placards, names, insignia, trademarks and other descriptive materials to the interior of the Premises in accordance with the signage plan attached hereto as Exhibit "D" (except that signs notifying Lessee's customers of branch holiday closings may be placed on the entrance doors to the Premises and the doors from the Premises to the Building lobby); provided, that all such signs, advertising placards, and other descriptive materials shall be commercially printed and shall occupy no more than ten percent (10%) of the interior surface area of the glass on the Premises.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.  OPTIONS.

     39.1 DEFINITION. As used in this paragraph the word "Option" means the right or option to extend the term of this Lease or to renew this Lease.

     39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The

Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3  EFFECT OF DEFAULT ON OPTIONS.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12-month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force of effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

     39.4 OPTION TO EXTEND TERM. Lessee shall have the Option to extend the term of this Lease on the terms set forth in this Lease, except for Base Rent, for one (1) five-year term (an "extended term") following expiration of the initial Term of the Lease, by giving written notice of exercise of the Option (the "option notice") to Lessor at least six (6) months, but no more than nine
(9) months before the expiration of the Term, at an annual Base Rent equal to the higher of the "fair market rental rate" or the prevailing Base Rent payable by Lessee in the twelve (12) months immediately preceding the extended term.
The "fair market rental rate" shall mean and refer to the monthly rental rate then being charged for non-renewal, non-expansion, then-current, comparable, non-sublease, non-encumbered, non-equity space for retail bank branch use (collectively, "Comparable Space") in reasonably equivalent first class commercial office buildings in the Sherman Oaks-Encino area, similarly improved, taking into consideration the floor level on which the Premises are located, existing tenant improvements or, if no such improvements exist, allowances provided or to be provided for such comparable space, rental abatement concessions, if any, the length of the relevant term, the extent of services to be provided to the Premises, the date as of which the fair market rental rate is to become effective, and any other relevant terms or conditions. In order to determine the fair market rental rate for purposes hereof, Lessor shall provide written notice of the fair market rental rate not later than thirty (30) days after the last day on which the option notice may be given by Lessee. Lessee shall have fifteen (15) days ("Lessee's Review Period") after receipt of Lessor's notice within which to accept such fair market rental rate or to reasonably object thereto in writing. Failure of Lessee to so object to the fair market rental rate submitted by Lessor in writing within Lessee's Review Period shall conclusively be deemed its approval thereof. In the event Lessor objects to the fair market rental rate submitted by Lessor, Lessor and Lessee shall attempt in good faith to reach agreement on such fair market rental rate within fifteen (15) days following Lessee's Review Period (the "Outside Agreement Date"), after which each party's determination shall be submitted to appraisal as follows. Lessor and Lessee shall each appoint one independent appraiser who shall be a real estate professional who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial properties in the Sherman Oaks-Encino area. The determination of the appraisers shall be limited solely to the issue of whether Lessor's or Lessee's submitted fair market rental rate for the ground floor of the Premises is the closest to the actual fair market rental rate for the ground floor of the Premises as determined by the appraisers, taking into account the requirements for Comparable Space outlined above. Such decision shall be based upon the projected prevailing fair market rental rate as of the commencement date of the extended term. Each appointed appraiser shall within ten (10) days of the date of the appointment of the last appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth hereinabove for the qualification of the initial two (2) appraisers. The three
(3) appraisers shall within thirty (30) days of the appointment of the third appraiser reach a decision as to whether the parties shall use Lessor's or Lessee's submitted fair market rental rate, and shall notify the parties thereof. The decision of the majority of the three (30) appraisers shall be binding upon Lessor and Lessee. If either Lessor or Lessee fails to appoint an appraiser within the time period specified hereinabove, the appraiser appointed by one of them shall reach a decision based upon the same procedures as set forth above and shall notify Lessor and Lessee thereof, and such appraiser's decision shall be binding upon Lessor and Lessee. If the two (2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall submit the limited issue of choosing a third appraiser to arbitration under the provisions of the American Arbitration Association, based upon the same procedures as set forth above. The cost of the appraisers and/or of the arbitration shall be paid by the losing party.

40.  SECURITY MEASURES -- LESSOR'S RESERVATIONS.

     40.1 Lessor hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing contained herein shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b). Notwithstanding anything to the contrary contained in this Lease, Lessor and Lessee further acknowledge that Lessor shall have no responsibility or liability for the security or safety of Lessee's employees or customers utilizing the night depositories or ATM(s) installed on the Premises.

     40.2 Without limiting its rights at law or elsewhere under this Lease, Lessor shall have the following rights:

     (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days' prior written notice;

     (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

     (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

     (d)` To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

     40.3  Lessee shall not:

     (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

     (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.  EASEMENTS.

     41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

     41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42.  INTENTIONALLY OMITTED.

43. LESSOR'S RIGHT TO PERFORM. Except as specifically provided otherwise in this Lease, all covenants and agreements by Lessee under this Lease shall be performed by Lessee at Lessee's sole cost and expense and without any abatement or offset of rent. If Lessee shall fail to pay any sum of money (other than Basic Rent) or perform any other act on its part to be paid or performed hereunder and such failure shall continue for three (3) days with respect to monetary obligations (or ten (10) days with respect to non-monetary obligations) then, notwithstanding anything to the contrary provided elsewhere herein, after Lessee's receipt of written notice thereof from Lessor, Lessor may, without waiving or releasing Lessee from any of Lessee's obligations, make such payment or perform such other act on behalf of Lessee. All sums so paid by Lessor and all necessary incidental costs incurred by Lessor in performing such other acts, together with interest at the Lease Rate and any reasonable administrative fee charged by Lessor, shall be payable by Lessee to Lessor within five (5) days
after demand therefor as additional rent.   Notwithstanding the foregoing, in
the event of an emergency, Lessor shall have the right without notice to Lessee, to immediately perform any obligation of Lessee hereunder. The foregoing rights are in addition to any and all remedies available to Lessor upon Lessee's default as described in paragraph 13.2.

44. LIMITATION ON LESSOR'S LIABILITY. Notwithstanding anything contained in this Lease to the contrary, the obligations of Lessor under this Lease (including any actual or alleged breach or default by Lessor) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Lessor or Lessor's partners, and Lessee shall not seek recourse against the individual partners, directors, officers or shareholders of Lessor or Lessor's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Lessee and notwithstanding anything contained in this Lease to the contrary, Lessee hereby covenants and agrees for itself and all of its successor and assigns that the liability of Lessor for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Lessor), shall be limited solely to, and Lessee's and its successors' and assigns' sole and exclusive remedy shall be against, Lessor's interest in the Office Building Project and proceeds therefrom, and no other assets of Lessor.

45.  TOXIC MATERIALS.

     (a)  Definitions.

          For purposes of this paragraph 45, "Hazardous Material" shall mean any substance:

          (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action or policy; or

          (ii) which is or becomes defined as a "hazardous waste" or "hazardous substance" under any federal, state or local statute, regulation, ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.); or

          (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; or

          (iv) the presence of which on the Premises, Building or Office Building Project causes or threatens to cause a nuisance upon the Premises, Building or Office Building Project or to adjacent properties or poses or threatens to pose a hazard to the Premises, Building or Office Building Project or to the health or safety of persons on or about the Premises, Building or Office Building Project; or

          (v) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; or

          (vi) without limitation which contains polychlorinated bipheynols
(PCBs), asbestos or urea formaldehyde foam insulation; or

          (vii) which is or becomes defined as "medical waste" under the Medical Waste Management Act (Health & Safety Code Sections 25015-25099.3).

          For purposes of this paragraph 45, "Environmental Requirements" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items, of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment, including without limitation:

          (i) all requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of "Hazardous Materials," chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials, or wastes, whether solid, liquid or gaseous in nature; and

          (ii) all requirements pertaining to the protection of the health and safety of employees or the public.

          For purposes of this paragraph 45, "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement of judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' fees, any of which are incurred at any time as a result of the existence on or after the date upon which Lessee takes possession of the Premises (the "Possession Date") of "Hazardous Material" upon, about, beneath the Premises, Building or Office Building Project or migrating or threatening to migrate to or from the Premises, Building or Office Building Project or the existence of a violation of "Environmental Requirements" pertaining to the Premises, Building or Office Building Project, regardless of whether the existence of such "Hazardous Material" or the violation of "Environmental Requirements" arose prior to the present ownership or operation of the Premises, Building or Office Building Project, and including without limitation:

          (i) damages for personal injury, or injury to property or natural resources occurring upon or off of the Premises, Building or Office Building Project, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties including but not limited to claims brought by or on behalf of employees of Lessee, with respect to which Lessee waives any immunity to which it may be entitled under any industrial or worker's compensation laws;

          (ii) fees incurred for the service of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such "Hazardous Materials" or violation of "Environmental Requirements" including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remedial, removal, response, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to make full economic use of the Premises, Building or Office Building Project or any other property or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing this Lease or collection of any sums due hereunder;

          (iii) liability to any third person or governmental agency to indemnify such person or agency for costs expended in connection with the items referenced in subparagraph (ii) herein; and

          (iv) diminution in the value of the Premises, Building or Office Building Project, and damages for the loss of business and restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the Premises, Building or Office Building Project.

          (b)  Lessee's Obligations.

          Lessee, at its sole cost and expense, shall comply with all Environmental Requirements relating to the storage, use and disposal of all Hazardous Materials, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as the same may be amended from time to time. If Lessee does store, use or dispose of any Hazardous Materials, Lessee shall notify Lessor in writing at least ten (10) days prior to the first appearance of such materials on the Premises, Building or Office Building Project, and Lessor shall have the right to disapprove of Lessee's use thereof on the Premises (provided that Lessor's failure to disapprove thereof shall not constitute Lessor's approval thereof or excuse Lessee from complying with the terms of this paragraph 45), and Lessee's failure to so notify Lessor shall constitute a default under this Lease. Lessee shall be solely responsible for and shall protect, defend, indemnify, and hold Lessor, its agents and contractors harmless from and against all Environmental Damages arising out of or in connection with the storage, use and disposal of Hazardous Materials by Lessee, its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees. If the presence of Hazardous Materials on the Premises, Building or Office Building Project caused or permitted by Lessee results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established by any governmental agency having jurisdiction over such contamination, then Lessee shall, at its sole cost and expense, promptly take any and all action necessary to clean up such contamination if required by law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Premises, Building or Office Building Project. If at any time prior to the expiration of the Lease term, Lessor shall reach a reasonable good faith determination that Lessee or its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees have at any time violated any Environmental Requirements, discharged any Hazardous Material onto the Premises, Building or Office Building Project, or surrounding areas or otherwise subjected Lessor or the Office Building Project to liability for Environmental Damages, then Lessor shall have the right to require Lessee to conduct appropriate tests of water and soil and to deliver to Lessor the result of such tests to demonstrate that no contamination in excess of legally permitted levels has occurred as a result of Lessee's use of the Premises, Building or Office Building Project. If the presence of Hazardous Materials on the Premises, Building or office Building Project is caused or permitted by Lessee or its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees such that Lessor or Lessee becomes obligated to conduct the necessary clean-up of such contamination as required above, then, Lessee shall further be solely responsible for, and shall protect, defend, indemnify and hold Lessor, its agents and contractors harmless from and against all claims, costs and liabilities, including actual attorneys' fees, expert witness fees and costs, arising out of or in connection with any removal, cleanup and restoration work and materials required hereunder to return the Premises, Building or office Building Project and any other property of whatever nature to conditions which existed prior to Lessee's use thereof and which are within acceptable levels according to all Environmental Requirements or any other Federal, State or local governmental requirements. Lessee's obligations hereunder shall survive the expiration or earlier termination of this Lease.

46.  INTENTIONALLY OMITTED.

47.  AUTHORITY.   Lessee and Lessor, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. Lessee and Lessor shall, within thirty (30) days after execution of this Lease, deliver to one another evidence of such authority.

48. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the computer-generated, typewritten or handwritten provisions, if any, shall be controlled by the computer-generated, typewritten or handwritten provisions.

49. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

50.  INTENTIONALLY OMITTED.

51. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

52.  INTENTIONALLY OMITTED.

53. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:

          EXHIBIT A -- Premises

          EXHIBIT B -- Legal Description

          EXHIBIT C -- Rules and Regulations

          EXHIBIT D -- Signage Plan


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


                 LESSOR                                       LESSEE

CITADEL REALTY, INC                        FIDELITY FEDERAL BANK, FSB

By __________________________________      By __________________________________

       Its___________________________            Its____________________________

By___________________________________      By___________________________________

       Its___________________________            Its____________________________

Executed at__________________________      Executed at__________________________

on __________________________________      on __________________________________

Address:  600 North Brand Boulevard
          P.O. Box 1631
          Glendale, California  91209
          Attention:  President

Address:  600 North Brand Boulevard
          P.O. Box 1631
          Glendale, California  91209
          Attention:  Corporate Properties Department

                                   EXHIBIT A


                             STANDARD OFFICE LEASE

                                   FLOOR PLAN

                                   EXHIBIT C


                           RULES AND REGULATIONS FOR

                             STANDARD OFFICE LEASE


TO THE EXTENT ANY PROVISION OF THESE RULES AND REGULATIONS CONFLICTS WITH THE
     TERMS OF THE LEASE, THE PROVISIONS OF THE LEASE SHALL PREVIAL.

                                 GENERAL RULES

     1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

     2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

     3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

     4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

     5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

     6. No sign, advertisement of notice shall be displayed, printed or affixed on or to the Premises or to the outside or inside of the Building or so as to be visible from outside the Premises or Building without Lessor's prior written consent. Lessor shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Lessee, and Lessor shall not be liable in damages for such removal. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee by Lessor or by a person selected by Lessor and in a manner and style acceptable to Lessor.

     7. The sidewalks, halls, passages, exits, entrances, elevators and stairways and other portions of the common areas shall not be obstructed by Lessee or used for any purpose other than for ingress and egress from Lessee's Premises.

     8. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

     9. Lessee shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, ceilings or floor or in any way deface the Premises nor shall Lessee suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

     10. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building, except for the existing ground floor walk-in vault. The times and manner of moving the same in and out of the Building shall be prescribed by Lessor, and all such moving must be done under the supervision of Lessor. Lessor may exclude from the Building any such heavy or bulky equipment or articles, the weight of which may exceed the floor load for which the Building is designed, or such equipment or articles as may violate any provisions of the Lease of which these rules and regulations are a part. Lessee shall not use any machinery or other bulky articles on the Premises, even though its installation may have been permitted, which may cause any noise, or jar, or tremor in the floors or walls, or which by its weight might injure the floor of the Building. Safes or other heavy equipment shall, as considered necessary by Lessor, stand on a platform of such thickness as is necessary to properly distribute the weight.

     11. Lessee shall not use or keep in the Premises, Building or Office Building Project any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Lessor.

     12. Lessee shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Lessor.

     13. Lessee shall cooperate with Lessor in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on windows of the Premises. Lessee shall not obstruct, alter, or in any way impair the efficient operation of Lessor's heating, ventilating and air-conditioning system. Lessee shall not tamper with or change the setting of any thermostats or control valves.

     14. The Premises shall not be used for manufacturing or for the storage of merchandise. Lessee shall not, without Lessor's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or as a barber or manicure shop, or as an employment bureau. The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose. No auction shall be conducted on the Premises.

     15. Lessee shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of the Building, the Office Building Project or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

     16. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking (except in microwave ovens for consumption by Lessee's employees) shall be done or permitted by any lessee in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for lessees, their employees and visitors shall be permitted. No lessee shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises.

     17. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any lessee, nor shall any bottles, parcels or other articles be placed on the windowsills.

     18. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any lessee, nor shall any changes be made in existing locks or the mechanisms thereof unless Lessor is first notified thereof, gives written approval, and is furnished a key therefor. Each lessee must, upon the termination of its tenancy, give the Lessor all keys of stores, offices, or toilets and toilet rooms, either furnished to, or otherwise procured by, such lessee, and in the event of the loss of any keys so furnished, such lessee shall pay Lessor the cost of replacing the same or of changing the lock or locks opened by such key if Lessor shall deem it necessary to make such change.

     19. Lessor shall have the right to prohibit any advertising by any lessee which, in Lessor's opinion, tends to impair the reputation of the Building or the Office Building Project or its desirability as an office building and upon written notice from Lessor any lessee shall refrain from and discontinue such advertising.

     20. Any person employed by any lessee to do janitorial work shall, while in the Building or the Office Building Project and outside of the Premises, be subject to and under the control and direction of the office of the Office Building Project (but not as an agent or servant of Lessor, and the lessee shall be responsible for all acts of such persons).

     21. No air conditioning unit or other similar apparatus shall be installed or used by any lessee without the prior written consent of Lessor. Lessee shall pay the cost of all electricity used for air conditioning in the Premises if such electrical consumption exceeds normal office requirements or is attributable to after hours use, regardless of whether additional apparatus is installed pursuant to the preceding sentence.

     22. There shall not be used in any space, or in the public halls of the Building, either by any lessee or others, any hand trucks except those equipped with rubber tires and side guards.

     23. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be florescent and/or of a quality, type, design and bulb color approved by Lessor. Lessee shall not permit the consumption in the Premises of an average of more than 21/2 watts per net usable square foot in the Premises in respect of office lighting nor shall Lessee permit the consumption in the Premises of more than 11/2 watts per net usable square foot of space in the Premises in respect of the power outlets therein, at any one time. In the event that such limits are exceeded, Lessor shall have the right to remove any lighting fixture or any florescent tube or bulb therein as it deems necessary and/or to charge Lessee for the cost of the additional electricity consumed.

     24. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

     25. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Office Building Project.

     26. Furniture, significant freight and equipment shall be moved into or out of the Building only with Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

     27. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

     28. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 8 P.M. and 6:30 A.M. of the following day, or such other hours as Lessor may determine. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry and shall be required to pay such fee for HVAC and other services as may be charged by Lessor.

     29. No window coverings, shades or awnings shall be installed or used by Lessee.

     30.  No Lessee, employee or invitee shall go upon the roof of the Building.

     31. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

     32. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

     33. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent, other than those currently on the Premises for the exclusive use of Lessee and its employees and any replacements thereof.

     34.  The Premises shall not be used for lodging or manufacturing.

     35. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

     36. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

     37. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

     38. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

     39. All doors opening onto public corridors shall be kept closed, except when being used for ingress and egress.

     40. The requirements of lessees will be attended to only upon application to the Office of the Building.

     41. Canvassing, soliciting and peddling in the Building are prohibited and each lessee shall cooperate to prevent the same.

                                 PARKING RULES

     1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

     2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

     3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

     4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

     5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite locations(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

     6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

     7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

     8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

     9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

     10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

     11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

     12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

     13. Lessor or its agent may tow or otherwise remove any vehicles which are parked illegally in the parking areas, which are parked in the parking areas for more than seventy-two (72) consecutive hours without Lessor's prior written consent or which constitute a nuisance or annoyance to other users of the Office Building Project or parking areas. Such towing shall be at the sole cost and expense of the lessee which is in any way responsible for the presence of such vehicle in the parking area (for example, if the vehicle is parked by any particular lessee's invitee, customer or employer, such lessee shall be responsible for the cost of towing such vehicle).

                                   EXHIBIT C

                      WORK LETTER TO STANDARD OFFICE LEASE

Dated: _________________________________________

By and Between:_________________________________________________________________

1. The Premises shall be constructed in accordance with Lessor's Standard Improvements, which are described on Schedule C-1 attached hereto.

2.   COMPLETION OF IMPROVEMENTS

     Lessor shall construct and complete the Premises substantially in accordance with the plans and specifications prepared by_______________________ _______________________________________________________________________________,
dated ___________________________________, consisting of sheets _______________.

3.  PREPARATION OF PLANS AND SPECIFICATIONS

     Within ________________ days after the date of this Lease, Lessor shall prepare at its cost and deliver to Lessee for its approval _____________________ copies of preliminary plans and specifications for the completion of the Premises, which plans and specifications shall itemize the work to be done by each party, including a cost estimate of any work required of Lessor in excess of Lessor's Standard Improvements. Lessee shall approve said preliminary plans and specifications and preliminary cost estimate or specify with particularity its objection thereto within _________________ days following receipt thereof. Failure to so approve or disapprove within said period of time shall constitute approval thereof. If Lessee shall reject said preliminary plans and specifications either partially or totally, and they cannot in good faith be modified within ten (10) days after such rejection to be acceptable to Lessor and Lessee, this Lease shall terminate and neither party shall thereafter be obligated to the other party for any reason whatsoever having to do with this Lease, except that Lessee shall be refunded any security deposit or prepaid rent. The plans and specifications, when approved by Lessee, shall supersede any prior agreement concerning the Improvements.

4.  CONSTRUCTION

     If Lessor's cost of constructing the Improvements in the Premises exceeds Lessor's Standard Improvements, Lessee shall pay to Lessor in cash before the commencement of such construction a sum equal to such excess.

     If the final plans and specifications are approved by Lessor and Lessee and pays Lessor for such excess, then Lessor shall, at its sole cost and expense, construct the Improvements substantially in accordance with said approved final plans and specifications and all applicable rules, regulations, laws or ordinances.

5.  COMPLETION

     5.1 Lessor shall obtain a building permit to construct the Improvements as soon as possible.

     5.2 Lessor shall complete the construction of the Improvements as soon as reasonably possible after the obtaining of necessary building permits.

     5.3 The term "Completion," as used in this Work Letter, is hereby defined to mean the date the building department of the municipality having jurisdiction of the Premises shall have made a final inspection of the Improvements and authorized a final release of restrictions on the use of public utilities in connection therewith and the same are in a broom-clean condition.

     5.4 Lessor shall use its best efforts to achieve Completion of the Improvements on or before the Commencement Date set forth in paragraph 1.5 of the Basic Lease Provisions or within one hundred eighty (180) days after Lessor obtains the building permit from the applicable building department, whichever is later.

     5.5 In the event that the Improvements or any portion thereof have not reached Completion by the Commencement Date, this Lease shall not be invalid, but rather Lessor shall complete the same as soon thereafter as is possible and Lessor shall not be liable to Lessee for damages in any respect whatsoever.

     5.6 If Lessor shall be delayed at any time in the progress of the construction of the Improvements or any portion thereof by extra work, changes in construction ordered by Lessee, or by strikes, lockouts, fire, delay in transportation, unavoidable casualties, rain or weather conditions, governmental procedures or delay, or by any other cause beyond Lessor's control, then the Commencement Date established in paragraph 1.5 of the Lease shall be extended by the period of such delay.

                                   EXHIBIT D

               1455 Ventura Boulevard, Sherman Oaks, California

       Scope of Work for the Restoration of the Above Referenced Property


EARTHQUAKE REPAIRS/STRUCTURAL DRAWINGS

MacKintosh & MacKintosh
     dated May 16, 1994
Delta Drawings sheets 1-12


FIDELITY FEDERAL BANK BRANCH

Architectural Drawings by Shappell & Jennings
     dated May 27, 1994; revised July 18, 1994
Sheets     T-1, T-2.
           A-1, A-2, A-3, A-4, A-5, A-6, A-7

LSW Engineers
     dated May 27, 1994
Sheets     P-1, P-2, P-3.
           M-1, M-2, M-3.
           E-1, E-2, E-3, E-4, E-5.


HVAC EQUIPMENT REPLACEMENT

V & M Electrical Engineers
     dated June 10, 1994
Sheets     E-1, E-2


WHITE, ZUCKERMAN, WARSAVSKY & LUNA -- Common Areas, Restrooms -- 2nd and 3rd Floors, 2nd Floor Corridor, and ATM Installation

Ridgway & Associates Architects
     dated June 1, 1994; revised June 13, 1994
Sheets     ML1, 3.1, 3.2, 3.3, 3.4.
           D.101, D.102, D.201.
           PD101, PD301, PD302, PD201, PD202.
           E-1, E-2, E-3, E-4.
           M-1, M-2.
           ATM.101, ATM.102, ATM.103.
           SP1, SP2, SP3, SP4.

The finish schedule for the Branch and common areas, including the lobby, has not been submitted or approved as of this date. The optionee will be presented with these finish schedules for the optionee's consent which will not be unreasonably withheld.

                                   EXHIBIT G


                               SERVICE CONTRACTS
                               -----------------


600 N. Brand Boulevard, Glendale
- - --------------------------------

Elevators Maintenance                  United States Elevator Corp.
                                       7711 Paramount Boulevard
                                       Pico Rivera, CA 90660

Emergency Generator Maintenance        Hill's Generator Systems
                                       775 W. 16th Street
                                       Costa Mesa, CA 92627

Fire Extinguishers Annual Maintenance  Aldis Fire Protection
                                       17251 Orozco Street
                                       Granada Hills, CA 91344

Fire Sprinkler System Maintenance      Tele-Fire of California, Inc.
                                       3035 N. Coolidge Avenue
                                       Los Angeles, CA 90039

Janitorial Services                    Enterprise Building Maintenance
                                       P.O Box 1128
                                       Pasadena, CA 91102

Landscape Services                     David Ioppini
                                       22936 Tupelo Ridge Drive
                                       Valencia, CA 91354

Rubbish Pick-up                        America Waste Industries
                                       P.O. Box 23316
                                       Los Angeles, CA 90023

Security Patrol (Night-time)           Armguard
                                       P.O. Box 4754
                                       Glendale, CA 91222

14455-75 Ventura Boulevard, Sherman Oaks
- - ----------------------------------------

Elevators Maintenance                  United States Elevator Corp.
                                       7711 Paramount Boulevard
                                       Pico Rivera, CA 90660

Exterminator                           Western Exterminator
                                       14708 Keswick Street
                                       Van Nuys, CA 94105

Fire Extinguishers Annual Maintenance  Aldis Fire Protection
                                       17251 Orozco Street
                                       Granada Hills, CA 91344

Janitorial Services                    Enterprise Building Maintenance
                                       P.O. Box 1128
                                       Pasadena, CA 91102

Landscape Services                     David Ioppini
                                       22936 Tupelo Ridge Drive
                                       Valencia, CA 91354

Rubbish Pick-up                        Waste Management of Sun Valley
                                       P.O. Box 549
                                       Sun Valley, CA 91352

Time and Temperature Signs Maintenance Integrated Sign Associates
                                       7020 Hayvenhurst Avenue, Suite F
                                       Van Nuys, CA 91406

                                                                EXHIBIT 10.28(H)

                           STANDARD OFFICE LEASE-NET

1.  BASIC LEASE PROVISIONS ("Basic Lease Provisions").

     1.1 PARTIES: This Lease, dated, for reference purposes only, _______, 1994, is made by and between Citadel Realty, Inc. (herein called "Lessor") and Fidelity Federal Bank, a Federal Savings Bank (herein called Lessee").

     1.2 PREMISES: The entire Building (as described in paragraph 1.3), including the Ground Floor, consisting of 7,079 BOMA rentable square feet and the second and third floors, consisting of approximately 19,200 BOMA rentable square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

     1.3 BUILDING: Real property and improvements thereon commonly described as being located at 14455-75 Ventura Boulevard, in the City of Sherman Oaks, County of Los Angeles, State of California, as more particularly described in Exhibit "B" hereto, and as defined in paragraph 2. The Premises are sometimes referred to herein as the Building or the Office Building Project.

     1.4 PERMITTED USE: Retail bank branch on the ground floor of the Building and general office use on the second and third floors of the Building, subject to paragraph 6.

     1.5 TERM: Commencing on ________, 199__ (the "Commencement Date") and ending on the later of (i) the date which is seven (7) years from the Commencement Date and (ii) the date of the expiration of that certain lease for space in the Premises with White, Zuckerman, Warsavsky & Luna, a California general partnership, attached hereto as Exhibit F.

     1.6 BASE RENT: $29,958.06 per month (26,279 rentable square feet x $1.14 per square foot), payable on the first day of each month, in advance, commencing on the Commencement Date, per paragraph 4.1.

     1.7 BASE RENT INCREASE: On the date which is twelve (12) months from the Commencement Date and each twelve (12) months thereafter during the term of the Lease, the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.

     1.8  RENT PAID UPON EXECUTION: Same as paragraph 1.6.

     1.9  SECURITY DEPOSIT:  One month's rent.

     1.10 OPTION TO EXTEND TERM: Two (2) five-year options to extend the term of the Lease for the ground floor only, as described in paragraph 39.5.

2.  PREMISES, PARKING AND COMMON AREAS.

     2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking area used in connection therewith. The Premises, the Building and the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

     2.2. VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto as Exhibit C, and as established by Lessor from time to time, Lessee shall be entitled to use all of the parking spaces in the Office Building Project free of charge; provided, however, that Lessee shall pay any and all taxes or surcharges applicable to such parking use which may be levied by any state or local governmental agency from time to time.

     2.2.1 If Lessee commits, permits or allows any of the prohibited activities, described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including, but not limited to, common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

     2.4 COMMON AREAS - RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit C with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

     2.5 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

     (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, discretion of traffic, decorative walls, landscaped areas and walkways; provided, however, that Lessor shall at all times provide the parking facilities required by applicable law (but in no event shall Lessor be required to provide parking spaces in excess of those currently existing) and that reasonable access to the Building shall always remain available.

     (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available (without any abatement of rent to Lessee);

     (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

     (d) To add additional buildings and improvements to the Common Areas;

     (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion hereof;

     (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3.  TERM.

     3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

     3.2 LESSEE IN POSSESSION. Lessee hereby acknowledges that it has possession of the Premises as of the Commencement Date, although the Premises are not currently habitable. The parties hereby acknowledge and agree that the Premises were substantially damaged in the January 17, 1994 Northridge earthquake and that it will be Lessee's responsibility under this Lease to repair and rehabilitate the Premises and to complete the tenant improvements required for Lessee's occupancy under that certain Lease with White, Zuckerman, Warsavsky & Luna, a California general partnership, attached hereto as Exhibit "F" for occupancy by such tenant, all in accordance with any and all applicable laws, regulations and requirements of federal, state and local governmental entities . All such repair and rehabilitation shall be performed at Lessee's sole cost and expense in accordance with the terms and conditions set forth on Exhibit "D" hereto.

4.  RENT.

     4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor commencing with the Commencment Date the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without any offset or deduction whatsoever. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 OPERATING EXPENSES. Subject to any provisions of this Lease requiring Lessor to maintain or repair the Premises, Lessee shall pay or otherwise be responsible for all expenses associated with the operation of the Premises during the term of this Lease.

     4.3  RENT INCREASE.

     4.3.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the lesser of (i) the increase, if any, in the Consumer Price index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1982-84=100), "All Items," for LA/Anaheim/Riverside area, herein referred to as "C.P.I.," since the date of this Lease and (ii) three percent (3%), but in no event shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for the rent adjustment.

     4.3.2 The increase in C.P.I. set forth in paragraph 4.3.1(i) shall be calculated as follows: The Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences.

     4.3.3 In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculations. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the county in which the Premises are located, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

     4.3.4  INTENTIONALLY OMITTED.

     4.3.5 Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any, is determined. Within thirty (30) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental installments then due. Thereafter the rental shall be paid at the increased rate.

     4.3.6 At such time as the amount of any change in rental required by this Lease or any extension thereof (other than as set forth in paragraph 4.3.1) is known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change. Failure to execute any such amendment shall not affect Lessee's obligations to pay the increased rental.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder.
If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase (other than as set forth in paragraph 4.3.1), deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of the Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) within thirty (30) days after the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit, and under no circumstances shall Lessor be required to keep the Security Deposit separate from its other funds or in an interest-bearing account, nor shall Lessee be entitled to any interest on such amounts regardless of whether or not the Security Deposit is deposited in an interest-bearing account.

6.  PERMITTED USE.

     6.1 PERMITTED USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions and for no other purpose.

     6.2  COMPLIANCE WITH LAW.

     (a) Lessor makes no representation or warranty to Lessee regarding the condition of the Premises or with respect to whether or not the Premises, or the use for which Lessee will occupy the Premises, will violate any covenants or restrictions of record, or any applicable building code, regulation, law or ordinance in effect on the Lease term Commencement Date or at any other time.

     (b) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

     6.3  CONDITION OF PREMISES.

     (a) Lessee acknowledges that it is in possession of the Premises on the Commencement Date, and Lessor makes no representation or warranty regarding the condition of the Premises.

     (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business. Lessee acknowledges that the Premises are not and will not be in habitable condition on the Commencement Date.

7.  MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

     7.1 LESSEE'S OBLIGATIONS. Subject to any provisions of this Lease requiring Lessor to maintain or repair the Premises, Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repair or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of , and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired, fired or unfired pressure vessels,
(iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and
(vi) asphalt and parking lot maintenance.

     7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor relating to maintenance and repair herein, it is intended by the parties that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under paragraph 7.1 hereof. It is the intention of the parties that the terms of this Lease govern the respective obligations of the parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of, any need repairs.

     7.3  ALTERATIONS AND ADDITIONS.

     (a) Lessee shall not, without Lessor's prior written consent, which consent shall not be unreasonably withheld, make any alterations, improvements additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project; provided, however, that without the prior consent of Lessor, Lessee may make any non-structural alteration, improvement, addition, Utility Installation or repair to the interior of the

Premises as long as it is not visible from the outside, does not involve puncturing, relocating or removing the roof or any existing walls, and does not require the procurement of a building permit. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the Term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense; provided, however, that Lessee shall have no obligation to remove the walk-in vault on the ground floor. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. In addition, Lessee shall require all contractors and subcontractors performing work at the Premises to carry workers' compensation insurance and liability insurance in an amount reasonably acceptable to Lessor, and Lessee shall provide copies of all such workers' compensation and liability insurance policies or certificates to Lessor. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor (unless such approval is not required pursuant to the first sentence of this paragraph 7.3(a)), or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

     (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, if required, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

     (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

     (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. Lessee shall at all times keep the Premises, the Building and the Office Building Project free and clear of liens attributable in any way to a work of improvement commissioned by Lessee, or to the acts or omissions of Lessee, any of Lessee's employees, agents, or contractors, or any of their employees, agents or sub-contractors. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount not less than one hundred ten percent (110%) of the amount of such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

     (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

     (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations for which a building permit is required.

     (g) Lessee shall be allowed to maintain any automatic teller machines (ATM) existing on the Premises on the Commencement Date. In addition, Lessee may install one night depository and/or one or more ATM(s), protruding through the exterior walls of the Office Building Project on the Premises, at any time during the Term of the Lease, subject to compliance with all applicable laws and regulations and to Lessor's prior written approval, which shall not be unreasonably withheld. Lessor's approval shall not be deemed unreasonably withheld if based on concerns regarding the impact of the installation of the night depository or ATM(s) upon the structure or aesthetics of the Office Building Project, the projected traffic flow or the safety of Lessor's and Lessee's employees, representatives and invitees. Subject to Lessor's ability to withhold approval for the installation of the night depository and the ATM(s) as set forth above, Lessor shall cooperate with Lessee to install the night depository and ATM(s) in such a manner as to provide adequate security for night depository and ATM users. At the expiration of the Term, Lessor may require the removal of any depository and ATM(s) installed by Lessee and the restoration of the Premises to their prior condition.

     (h) On the last day of the Term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as the Premises were in on the day Lessee received its Certificate of Occupancy for the Premises, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

     7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.  INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $2,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

     8.2 LIABILITY AND EARTHQUAKE INSURANCE-LESSOR. Although Lessor shall not be required to maintain any liability or earthquake insurance, any premiums for such insurance maintained by Lessor relating to the Premises, the Building or the Office Building Project shall be reimbursed by Lessee.

     8.3 PROPERTY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost all-risks insurance, including without limitation fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement costs, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements, less the amount of such standard deductibles as determined by Lessee.

     8.4 PROPERTY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease, at the expense of Lessee, a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, including the cost of compliance with all federal, state or local governmental requirements applicable to the Office Building Project, and with such additional endorsements as may be reasonably required by a lender, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all other expenses payable by Lessee to Lessor under this Lease for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor.
Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee. The cost of all insurance premiums shall be paid by Lessee within fifteen (15) business days after receipt of invoices for such premiums from Lessor. Notwithstanding anything to the contrary in this paragraph 8, Lessee shall have the right to approve in advance the cost of said insurance premiums for which Lessee is obligated to reimburse Lessor hereunder, which approval shall not be unreasonably withheld. Lessee's disapproval of the cost of such insurance premiums shall not be unreasonable if the cost of insurance premiums charged by Lessor is at least ten percent (10%) greater than the cost at which Lessee could obtain "substantially similar" insurance policies, considering insurance rating, quality of the insurance carrier, coverage provided by the policy, amount of deductibles and other relevant factors. If Lessee disapproves of the cost of Lessor's insurance hereunder or at any time at the election of Lessor, Lessee shall procure substantially similar real property insurance and Lessor shall be named as loss payee on such real property insurance policies of Lessee required hereunder.

     8.5 EARTHQUAKE INSURANCE. In the event that Lessor does not elect to purchase earthquake insurance under paragraph 8.2 hereof, Lessee may, at its sole cost and expense, obtain earthquake insurance covering the Premises for the sole benefit of Lessee with Lessor as an additional insured.

     8.6 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease.

     Each policy required to be obtained by Lessee hereunder shall: (a) be issued by insurers authorized to do business in the state in which the Building is located and rated not less than financial class X, and not less than policyholder rating A, in the most recent version of Best's Key Rating Guide, or the equivalent rating in any other comparable guide selected by Lessor (provided that, in any event, the same insurance company shall provide the coverages described in paragraphs 8.1 and 8.3 above); (b) be in form reasonably satisfactory from time to time to Lessor; (c) name Lessee as named insured thereunder and shall name Lessor and, at Lessor's request, Lessor's mortgagees and ground lessors of which Lessee has been informed in writing, as additional insureds (d) not have a deductible amount exceeding Twenty-Five Thousand Dollars ($25,000.00); (e) specifically provide that the insurance afforded by such policy for the benefit of Lessor and Lessor's mortgagees and ground lessors shall be primary, and any insurance carried by Lessor or Lessor's mortgagees and ground lessors shall be excess and non-contributing; (f) except for worker's compensation insurance, contain an endorsement that the insurer waives its right to subrogation as described in paragraph 8.7 below: and (g) contain an undertaking by the insurer to notify Lessor (and the mortgagees and ground lessors of Lessor who are named as additional insureds) in writing not less than ten (10) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Lessee agrees to deliver to Lessor, as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after the date Lessee takes possession of all or any part of the Premises, certified copies of each such insurance policy (or certificates from the insurance company evidencing the existence of such insurance and Lessee's compliance with the foregoing provisions of this paragraph 8). Lessee shall cause replacement policies or certificates to be delivered to Lessor not less than ten (10) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Lessee shall be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided herein, and Lessor shall have the right, but not the obligation, to procure such policies and certificates at Lessee's expense.

     8.7 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

     8.8 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its officers, directors, contractors, agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims, actions, liabilities, costs, penalties and expenses of any kind and nature for damage to the person (including death) or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees and from and against all costs, attorneys' fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor. Notwithstanding anything to the contrary contained in this paragraph 8.8, Lessee shall not indemnify Lessor or any other person from any loss, liability or expense to the extent that a cause was (i) active negligence or misconduct on the part of Lessor or any of Lessor's agents, contractors, employees or invitees or (ii) any defect in the Office Building Project, unless such loss, liability, expense or defect was the result of any negligence or misconduct on the part of Lessee or any of Lessee's agents, contractors, employees or invitees.

     8.9 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project. Notwithstanding anything to the contrary contained in this paragraph 8.9, nothing contained herein shall exempt Lessor from liability which it otherwise would have, to the extent that it is attributable to (i) active negligence or misconduct on the part of Lessor or any of Lessor's agents, contractors, employees or invitees or (ii) any defect in the Office Building Project, unless such liability or defect was the result of negligence or misconduct on the part of Lessee or any of Lessee's agents, contractors, employees or invitees.

     8.10 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.  DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

     (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

     (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

     (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

     (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

     (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

     (f) "Insured Loss" shall mean damage or destruction which was caused by an event either required to be covered by the insurance described in paragraph 8 or for which no coverage is required by the insurance described in paragraph 8, but for which Lessor is nonetheless insured. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

     (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

     9.2  PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

     (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the Term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent insurance proceeds are available and the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee, unless Lessor, its employees, agents or representatives were responsible for such damage) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect. Nothwitstanding the foregoing, in the event that such Premises Building Partial Damage was caused by the negligent act or omission of Lessee, its agents, employees or contractors, Lessor shall be required to repair such damage only to the extent that insurance proceeds are available to cover the cost of such repair, and any portion of the cost of repair for which insurance proceeds are unavailable shall be borne by Lessee.

     (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the Term of this Lease there is damage which is not an Insured Loss and which falls within the classification of

Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within sixty (60) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

     9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (x) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements unless Lessor, its employees, agents or representatives were responsible for such damage, and this Lease shall continue in full force and effect, or (y) give written notice to Lessee within sixty (60) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

     9.4  DAMAGE NEAR END OF TERM.

     (a) Subject to paragraph 9.4(b), if at any time during the last eighteen
(18) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

     (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than thirty (30) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last eighteen (18) months of the term of this Lease. If Lessee duly exercises such option during said thirty (30) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless Lessor, its employees, agents or representatives were responsible for such damage, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said thirty (30) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said thirty (30) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said thirty (30) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.

     (a) If, in the event of Premises Damage, Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated to the extent in excess of rental interruption insurance or loss insurance proceeds received by Lessor and credited to Lessee for the Payment of rent hereunder, provided (i) the damage was not the result of the negligence of Lessee, and (ii) such abatement shall only be to the extent to which the Premises Damage interferes with Lessee's use of the Premises. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

     (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this paragraph 9 or if Lessor elects to repair or restore the Premises or the Building under paragraph 9.2(b) and shall not immediately commence diligent repair or restoration efforts after such occurrence (including, without limitation, submitting applications for permits) or if Lessor shall not complete the restoration and repair (as evidenced by receipt of a certificate of occupancy or a temporary certificate of occupancy) within nine (9) months after such occurrence (unless such failure to complete the restoration and repair is delayed due to a force majeure event, in which case such nine (9) month period shall be extended by the number of days that Lessor was unable to conduct such repair and restoration efforts due to such force majeure event), Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Notwithstanding the foregoing, if Lessor believes that it will be unable to complete the restoration and repair of the Premises or the Building within nine (9) months from the date of such occurrence, Lessor shall so notify Lessee as soon as such determination is made by Lessor, and Lessee shall have the option to allow Lessor a longer period of time within which to complete the restoration or repair or to terminate the Lease upon ten (10) days written notice to Lessor.

     (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, all advance rent and any advance payments made by Lessee to Lessor, less any amounts due and owing to Lessor under the Lease, shall be refunded to Lessee. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of such taxes within fifteen (15) business days of receipt of a copy of such tax bills, except as otherwise provided in paragraph 10.2.

     10.2 ADDITIONAL IMPROVEMENTS. Lessee shall be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees.

     10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinabove included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5  PERSONAL PROPERTY TAXES.

     (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

     (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     11. UTILITIES. Lessee shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or florescent tubes and ballasts for standard overhead fixtures. Janitorial service shall be provided Monday through Friday with the exception of holidays designated by Lessee. All such water, gas and electricity shall be available to the Premises 24 hours a day, seven (7) days a week for normal office purposes. Costs incurred by Lessor in providing such services shall be Operating Expenses. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied and/or metered exclusively to the Premises together with any taxes thereon.


12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than fifty percent (50%) of the voting stock of such corporation or (b) if Lessee is a partnership, more than fifty percent (50%) of the profit and loss participation in such partnership. Notwithstanding anything to the contrary, Lessee may assign or sublet the Premises or any portion thereof to any affiliate or subsidiary of Lessee upon written notice to Lessor, but without Lessor's prior consent. Lessor hereby consents to the sublease of space on the third floor of the Building to White, Zuckerman, Warsavsky & Luna, a California general partnership, upon the terms and conditions set forth in that certain lease attached hereto as Exhibit "F". Lessee agrees that it is liable as lessor under such sublease.

     12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

     (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder.

     (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment without being deemed to have consented thereto.

     (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease.

     (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

     (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; provided, however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

     (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

     (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

     (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

     (i) In no event shall Lessee enter into a sublease or assignment of the ground floor of the Premises for any use other than as a retail bank branch or of the remainder of the Premises for any use other than general office use.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

     (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

     (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

     (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

     (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within five (5) business days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

     (f) Notwithstanding anything to the contrary contained in this paragraph 12, Lessor shall convey to Lessee in writing its approval or reasonable disapproval of any assignment or subletting, no more than fifteen (15) business days following receipt of Lessee's written request, along with any additional information and/or documentation reasonably requested by Lessor. Lessor's failure to respond to Lessee's request for approval of any assignment of subletting within such fifteen (15) day period shall be conclusively deemed an approval of such request.

     12.4 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including without limitation attorneys', architects', engineers' and other consultants' fees.

     12.5 CONDITIONS TO CONSENT TO ASSIGNMENT. Lessor reserves the right to condition any approval to assign the entire Premises upon Lessor's determination that (i) the proposed assignee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Premises and (b) the proposed assignee be at least as financially responsible as Lessee was expected to be a the time of the execution of this Lease or of such assignment, whichever is greater.

13.  DEFAULT; REMEDIES.

     13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

     (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

     (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a),(b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

     (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

     (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

     (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

     (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

     13.2  LESSOR'S REMEDIES.

     (a) Termination. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder. In the event that Lessor shall elect to so terminate this Lease, then Lessor may recover from Lessee:

               (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

               (ii) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus

               (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonable avoided; plus

     (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease, including, but not limited to: attorneys' fees; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises; and removal (including the repair of damage caused by such removal) and storage (or disposal) of Lessee's personal property, equipment, fixtures, Lessee's alterations, additions, leasehold improvements and any other items which Lessee is required under this Lease to remove but does not remove.

     As used in subparagraphs (i) and (ii), above, the "worth at the time of award" is computed by allowing interest at the maximum interest rate which Lessor is permitted by law to charge to Lessee (the "Lease Rate"). As used in subparagraph (iii), above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     (b) Re-Entry Rights. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Lessor pursuant to this paragraph 13.2(b), and no acceptance of surrender of the Premises or other action on Lessor's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction.

     (c) Continuation of Lease. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall have the right to continue this Lease in full force and effect, whether or not Lessee shall have abandoned the Premises. The foregoing remedy shall also be available to Lessor pursuant to California Civil Code
Section 1951.4 and any successor statute thereof in the event Tenant has abandoned the Premises. In the event Lessor elects to continue this Lease in full force and effect pursuant to this paragraph 13.2(c), then Lessor shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. Lessor's election not to terminate this Lease pursuant to this paragraph 13.2(c) or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Lessor from subsequently electing to terminate this Lease or pursuing any of its other remedies.

     (d) Rights and Remedies Cumulative. All rights, options and remedies of Lessor contained in this paragraph 13.2 and elsewhere in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this paragraph 13.2 shall be deemed to limit or otherwise affect Lessee's indemnification of Lessor pursuant to any provision of this Lease.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first Mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within fifteen (15) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expenses shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  INTENTIONALLY OMITTED.

16.  ESTOPPEL CERTIFICATE.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) business days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed, and (iii) in the case of Lessee, certify as to such other matters as may be requested by Lessor or by a prospective purchaser or encumbrancer of all or any part of the Office Building Project. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance, and (iv) if Lessor is the requesting party, there are no remaining obligations of the requesting party under this Lease yet to be performed.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a Lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in this Lease, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including Lessee's obligations to reimburse Lessor for payment of property taxes and insurance and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that no real estate broker nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. In addition, a copy of all notices pertaining to any event of default, termination of tenancy, or any matters which may give rise to a dispute between the parties shall also be delivered to Lessee at: Fidelity Federal Bank, 600 North Brand Boulevard, P.O. Box 1631, Glendale, California 91209, Attention: Legal Department.
Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred twenty percent (120%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California applicable to contracts to be wholly performed within such State.

30.  SUBORDINATION.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall, without the necessity of Lessee or any other party executing any additional documentation, be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be; provided, however, that Lessor must use best efforts to secure from lender a nondisturbance agreement containing provisions which are reasonable and customary for commercial leasing transactions. Lessee's failure to execute such documents within fifteen (15) business days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee.

31.  ATTORNEYS' FEES.

     31.1 If either party named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

     31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

     31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default.

32.  LESSOR'S ACCESS.

     32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

     32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

     32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall not place any additional permanent sign upon the Premises or the Office Building Project without Lessor's prior written consent; provided, however, that Lessee may replace any currently existing permanent sign upon the Premises with the consent of Lessor, which consent shall not be unreasonably withheld. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project. Notwithstanding the foregoing, Lessee shall be allowed to maintain, and Lessor hereby approves (subject to proof that such signs are properly permitted and in accordance with all local ordinances) of all permanent signs existing on the Premises and the Office Building Project as of the Commencement Date. Additionally, Lessee shall be entitled to affix its other customary signs, advertising placards, names, insignia, trademarks and other descriptive materials to the interior of the Premises in accordance with the signage plan attached hereto as Exhibit "E" (except that signs notifying Lessee's customers of branch holiday closings may be placed on the entrance doors to the Premises and the doors from the Premises to the Building lobby); provided that all such signs, advertising placards and other descriptive materials shall be commercially printed and shall occupy no more than ten percent (10%) of the interior surface area of the glass on the ground floor of the Premises.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.  OPTIONS.

     39.1 DEFINITION. As used in this paragraph the word "Option" means the right or option to extend the term of this Lease or to renew this Lease.

     39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4  EFFECT OF DEFAULT ON OPTIONS.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from

Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12-month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force of effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

     39.5 OPTION TO EXTEND TERM. Lessee shall have the Option to extend the term of this Lease for the ground floor only on the terms set forth in the lease attached hereto as Exhibit "H" for two (2) consecutive five-year terms (each an "extended term") following expiration of the initial Term off the Lease, by giving written notice of exercise of the Option (the "option notice") to Lessor at least six (6) months, but no more than nine (9) months before the expiration of the Term, at an annual Base Rent equal to the higher of the "fair market rental rate" or the prevailing Base Rent payable by Lessee in the twelve (12) months immediately preceding the extended term. The "fair market rental rate" shall mean and refer to the monthly rental rate then being charged for non-renewal, non-expansion, then-current, comparable, non-sublease, non-encumbered, non-equity space for retail bank branch use (collectively, "Comparable Space") in reasonably equivalent first class commercial office buildings in the Sherman Oaks-Encino area, similarly improved, taking into consideration the floor level on which the Premises are located, existing tenant improvements or, if no such improvements exist, allowances provided or to be provided for such comparable space, rental abatement concessions, if any, the length of the relevant term, the extent of services to be provided to the Premises, the date as of which the fair market rental rate is to become effective, and any other relevant terms or conditions. In order to determine the fair market rental rate for purposes hereof, Lessor shall provide written notice of the fair market rental rate not later than thirty (30) days after the last day on which the option notice may be given by Lessee. Lessee shall have fifteen (15) days ("Lessee's Review Period") after receipt of Lessor's notice within which to accept such fair market rental rate or to reasonably object thereto in writing. Failure of Lessee to so object to the fair market rental rate submitted by Lessor in writing within Lessee's Review Period shall conclusively be deemed its approval thereof. In the event Lessor objects to the fair market rental rate submitted by Lessor, Lessor and Lessee shall attempt in good faith to reach agreement on such fair market rental rate within fifteen (15) days following Lessee's Review Period (the "Outside Agreement Date"), after which each party's determination shall be submitted to appraisal as follows. Lessor and Lessee shall each appoint one independent appraiser who shall be a real estate professional who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial properties in the Sherman Oaks-Encino area. The determination of the appraisers shall be limited solely to the issue of whether Lessor's or Lessee's submitted fair market rental rate for the ground floor of the Premises is the closest to the actual fair market rental rate for the ground floor of the Premises as determined by the appraisers, taking into account the requirements for

Comparable Space outlined above. Such decision shall be based upon the projected prevailing fair market rental rate as of the commencement date of the extended term. Each appointed appraiser shall within ten (10) days of the date of the appointment of the last appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth hereinabove for the qualification of the initial two (2) appraisers. The three (3) appraisers shall within thirty (30) days of the appointment of the third appraiser reach a decision as to whether the parties shall use Lessor's or Lessee's submitted fair market rental rate, and shall notify the parties thereof. The decision of the majority of the three (30) appraisers shall be binding upon Lessor and Lessee. If either Lessor or Lessee fails to appoint an appraiser within the time period specified hereinabove, the appraiser appointed by one of them shall reach a decision based upon the same procedures as set forth above and shall notify Lessor and Lessee thereof, and such appraiser's decision shall be binding upon Lessor and Lessee. If the two (2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall submit the limited issue of choosing a third appraiser to arbitration under the provisions of the American Arbitration Association, based upon the same procedures as set forth above. The cost of the appraisers and/or of the arbitration shall be paid by the losing party.

40.  SECURITY MEASURES--LESSOR'S RESERVATIONS.

     40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Notwithstanding anything to the contrary contained in this Lease, Lessor and Lessee further acknowledge that Lessor shall have no responsibility or liability for the security or safety of Lessee's employees or customers utilizing the night depositories or ATM(s) installed on the Premises.

     40.2 Without limiting its rights at law or elsewhere under this Lease, Lessor shall have the following rights:

     (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days' prior written notice;

     (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

     (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

     (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

     40.3  Lessee shall not:

     (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business (other than in Lessee's annual report) without Lessor's prior written consent, which shall not be unreasonably withheld;

     (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.  EASEMENTS.

     41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

     41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42.  INTENTIONALLY OMITTED.

43. LESSOR'S RIGHT TO PERFORM. Except as specifically provided otherwise in this Lease, all covenants and agreements by Lessee under this Lease shall be performed by Lessee at Lessee's sole cost and expense and without any abatement or offset of rent. If Lessee shall fail to pay any sum of money (other than Basic Rent) or perform any other act on its part to be paid or performed hereunder and such failure shall continue for ten (10) days with respect to monetary obligations (or thirty (30) days with respect to non-monetary obligations) then, notwithstanding anything to the contrary provided elsewhere herein, after Lessee's receipt of written notice thereof from Lessor, Lessor may, without waiving or releasing Lessee from any of Lessee's obligations, make such payment or perform such other act on behalf of Lessee. All sums so paid by Lessor and all necessary incidental costs incurred by Lessor in performing such other acts, together with interest at the Lease Rate and any reasonable administrative fee charged by Lessor, shall be payable by Lessee to Lessor within five (5) days after demand therefor as additional rent. Notwithstanding the foregoing, in the event of an emergency, Lessor shall have the right, without notice to Lessee, to immediately perform any obligation of Lessee hereunder. The foregoing rights are in addition to any and all remedies available to Lessor upon Lessee's default as described in paragraph 13.2

44. LIMITATION ON LESSOR'S LIABILITY. Notwithstanding anything contained in this Lease to the contrary, the obligations of Lessor under this Lease (including any actual or alleged breach or default by Lessor) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Lessor or Lessor's partners, and Lessee shall not seek recourse against the individual partners, directors, officers or shareholders of Lessor or Lessor's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Lessee and notwithstanding anything contained in this Lease to the contrary, Lessee hereby covenants and agrees for itself and all of its successor and assigns that the liability of Lessor for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Lessor), shall be limited solely to, and Lessee's and its successors' and assigns' sole and exclusive remedy shall be against, Lessor's interest in the Office Building Project and proceeds therefrom, and no other assets of Lessor.

45.  TOXIC MATERIALS.

     (a)  Definitions.

          For purposes of this paragraph 45, "Hazardous Material" shall mean any substance:

          (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action or policy; or

          (ii) which is or becomes defined as a "hazardous waste" or "hazardous substance" under any federal, state or local statute, regulation, ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.); or

          (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; or

          (iv) the presence of which on the Premises, Building or Office Building Project causes or threatens to cause a nuisance upon the Premises, Building or Office Building Project or to adjacent properties or poses or threatens to pose a hazard to the Premises, Building or Office Building Project or to the health or safety of persons on or about the Premises, Building or Office Building Project; or

          (v) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; or

          (vi) without limitation which contains polychlorinated bipheynols
(PCBs), asbestos or urea formaldehyde foam insulation; or

          (vii) which is or becomes defined as "medical waste" under the Medical Waste Management Act (Health & Safety Code Sections 25015-25099.3).

          For purposes of this paragraph 45, "Environmental Requirements" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items, of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment, including without limitation:

          (i) all requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of "Hazardous Materials," chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials, or wastes, whether solid, liquid or gaseous in nature; and

          (ii) all requirements pertaining to the protection of the health and safety of employees or the public.

          For purposes of this paragraph 45, "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement of judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' fees, any of which are incurred at any time as a result of the existence on or after the date upon which Lessee takes possession of the Premises (the "Possession Date") of "Hazardous Material" upon, about, beneath the Premises, Building or Office Building Project or migrating or threatening to migrate to or from the Premises, Building or Office Building Project or the existence of a violation of "Environmental Requirements" pertaining to the Premises, Building or Office Building Project, regardless of whether the existence of such "Hazardous Material" or the violation of "Environmental Requirements" arose prior to the present ownership or operation of the Premises, Building or Office Building Project, and including without limitation:

          (i) damages for personal injury, or injury to property or natural resources occurring upon or off of the Premises, Building or Office Building Project, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties including but not limited to claims brought by or on behalf of employees of Lessee, with respect to which Lessee waives any immunity to which it may be entitled under any industrial or worker's compensation laws;

          (ii) fees incurred for the service of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such "Hazardous Materials" or violation of "Environmental Requirements" including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remedial, removal, response, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to make full economic use of the Premises, Building or Office Building Project or any other property or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing this Lease or collection of any sums due hereunder;

          (iii) liability to any third person or governmental agency to indemnify such person or agency for costs expended in connection with the items referenced in subparagraph (ii) herein; and

          (iv) diminution in the value of the Premises, Building or Office Building Project, and damages for the loss of business and restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the Premises, Building or Office Building Project.

          (b)  Lessee's Obligations.

          Lessee, at its sole cost and expense, shall comply with all Environmental Requirements relating to the storage, use and disposal of all Hazardous Materials, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as the same may be amended from time to time. If Lessee does store, use or dispose of any Hazardous Materials, Lessee shall notify Lessor in writing at least ten (10) days prior to the first appearance of such materials on the Premises,

Building or Office Building Project, and Lessor shall have the right to disapprove of Lessee's use thereof on the Premises (provided that Lessor's failure to disapprove thereof shall not constitute Lessor's approval thereof or excuse Lessee from complying with the terms of this paragraph 45), and Lessee's failure to so notify Lessor shall constitute a default under this Lease. Lessee shall be solely responsible for and shall protect, defend, indemnify, and hold Lessor, its agents and contractors harmless from and against all Environmental Damages arising out of or in connection with the storage, use and disposal of Hazardous Materials by Lessee, its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees. If the presence of Hazardous Materials on the Premises, Building or Office Building Project caused or permitted by Lessee results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established by any governmental agency having jurisdiction over such contamination, then Lessee shall, at its sole cost and expense, promptly take any and all action necessary to clean up such contamination if required by law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Premises, Building or Office Building Project. If at any time prior to the expiration of the Lease term, Lessor shall reach a reasonable good faith determination that Lessee or its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees have at any time violated any Environmental Requirements, discharged any Hazardous Material onto the Premises, Building or Office Building Project, or surrounding areas or otherwise subjected Lessor or the Office Building Project to liability for Environmental Damages, then Lessor shall have the right to require Lessee to conduct appropriate tests of water and soil and to deliver to Lessor the result of such tests to demonstrate that no contamination in excess of legally permitted levels has occurred as a result of Lessee's use of the Premises, Building or Office Building Project. If the presence of Hazardous Materials on the Premises, Building or office Building Project is caused or permitted by Lessee or its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees such that Lessor or Lessee becomes obligated to conduct the necessary clean-up of such contamination as required above, then, Lessee shall further be solely responsible for, and shall protect, defend, indemnify and hold Lessor, its agents and contractors harmless from and against all claims, costs and liabilities, including actual attorneys' fees, expert witness fees and costs, arising out of or in connection with any removal, cleanup and restoration work and materials required hereunder to return the Premises, Building or office Building Project and any other property of whatever nature to conditions which existed prior to Lessee's use thereof and which are within acceptable levels according to all Environmental Requirements or any other Federal, State or local governmental requirements. Lessee's obligations hereunder shall survive the expiration or earlier termination of this Lease.

46.  INTENTIONALLY OMITTED.

47.  AUTHORITY.   Lessee and Lessor, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. Lessee and Lessor shall, within thirty (30) days after execution of this Lease, deliver to one another evidence of such authority.

48. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the computer-generated, typewritten or handwritten provisions, if any, shall be controlled by the computer-generated, typewritten or handwritten provisions.

49. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

50.  INTENTIONALLY OMITTED.

51. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

52.  INTENTIONALLY OMITTED.

53. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease: See Exhibit List below.


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


                 LESSOR                                        LESSEE

CITADEL REALTY, INC                      FIDELITY FEDERAL BANK, FSB

By_____________________________          By________________________________

     Its_______________________                Its_________________________

By:____________________________          By:_______________________________

     Its_______________________                Its_________________________

Executed at____________________          Executed at_______________________

on_____________________________          on________________________________

Address:  600 North Brand Boulevard
          P.O. Box 1631
          Glendale, California  91209
          Attention:  President

Address:  600 North Brand Boulevard
          P.O. Box 1631
          Glendale, California  91209
          Attention:  Corporate Properties

EXHIBIT LIST
- - ------------

EXHIBIT A - Premises
EXHIBIT B - Legal Description
EXHIBIT C - Rules and Regulations
EXHIBIT D - Restoration and Rehabilitation Plan
EXHIBIT E - Signage Plan
EXHIBIT F - Sublease - White, Zuckerman, Warsavsky & Luna, Inc.
EXHIBIT G - Option Lease

                                   EXHIBIT A


                             STANDARD OFFICE LEASE

                                   FLOOR PLAN

                                                                     EXHIBIT "B"

3. The land referred to in this report is situated in the State of California,

   County of LOS ANGELES          and is described as follows:

PARCEL A, OF PARCEL MAP L.A. NO. 3971, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 97 PAGE 87 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                   EXHIBIT C


                           RULES AND REGULATIONS FOR

                             STANDARD OFFICE LEASE



                                 GENERAL RULES

TO THE EXTENT ANY PROVISION OF THESE RULES AND REGULATIONS CONFLICTS WITH THE TERMS OF THE LEASE, THE PROVISIONS OF THE LEASE SHALL PREVAIL

     1. Lessee shall not unreasonably suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

     2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

     3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

     4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring motorcycles or other vehicles into areas not designated as authorized for same.

     5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

     6. No sign, advertisement of notice shall be displayed, printed or affixed on or to the Premises or to the outside or inside of the Building or so as to be visible from outside the Premises or Building without Lessor's prior written consent. Lessor shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Lessee, and Lessor shall not be liable in damages for such removal. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee by Lessor or by a person selected by Lessor and in a manner and style acceptable to Lessor.

     7. The sidewalks, halls, passages, exits, entrances, elevators and stairways and other portions of the common areas shall not be obstructed by Lessee or used for any purpose other than for ingress and egress from Lessee's Premises.

     8. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

     9. Lessee shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, ceilings or floor or in any way deface the Premises nor shall Lessee suffer or permit anything in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

     10. Lessor shall have the right to reasonably prescribe the weight, size and position of all heavy safes and other heavy equipment brought into the Building, except for the existing walk in vault on the ground floor. Lessor may exclude from the Building any such heavy or bulky equipment or articles, the weight of which may exceed the floor load for which the Building is designed, or such equipment or articles as may violate any provisions of the Lease of which these rules and regulations are a part. Lessee shall not use any machinery or other bulky articles on the Premises, even though its installation may have been permitted, which may cause any noise, or jar, or tremor in the floors or walls, or which by its weight might injure the floor of the Building. Safes or other heavy equipment shall, as considered reasonably necessary by Lessor, stand on a platform of such thickness as is necessary to properly distribute the weight.

     11. Lessee shall not use or keep in the Premises, Building or Office Building Project any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Lessor.

     12.  Intentionally Omitted.

     13. Lessee shall not obstruct, alter, or in any way impair the efficient operation of Lessor's heating, ventilating and air-conditioning system.

     14. The Premises shall not be used for manufacturing purposes. Lessee shall not, without Lessor's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or as a barber or manicure shop, or as an employment bureau. The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose. No auction shall be conducted on the Premises.

     15. Lessee shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of the Building, the Office Building Project or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

     16. No vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking (except in microwave ovens for consumption by Lessee's employees) shall be done or permitted by any lessee in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for lessees, their employees and visitors shall be permitted. No lessee shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises.

     17. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any lessee, nor shall any bottles, parcels or other articles be placed on the windowsills.

     18. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any lessee, unless Lessor is furnished a key therefor. Lessee must, upon the termination of its tenancy, give the Lessor all keys of stores, offices, or toilets and toilet rooms, either furnished to, or otherwise procured by Lessee, and in the event of the loss of any keys so furnished, Lessee shall pay Lessor the cost of replacing the same or of changing the lock or locks opened by such key if Lessor shall deem it necessary to make such change.

     19. Lessor shall have the right to prohibit any advertising by any lessee which, in Lessor's opinion, tends to impair the reputation of the Building or the Office Building Project or its desirability as an office building and upon written notice from Lessor any lessee shall refrain from and discontinue such advertising.

     20. Any person employed by any lessee to do janitorial work shall, while in the Building or the Office Building Project and outside of the Premises, be subject to and under the control and direction of the office of the Office Building Project (but not as an agent or servant of Lessor, and the lessee shall be responsible for all acts of such persons).

     21. No air conditioning unit or other similar apparatus shall be installed or used by any lessee without the prior written consent of Lessor.

     22. There shall not be used in any space, or in the public halls of the Building, either by any lessee or others, any hand trucks except those equipped with rubber tires.

     23.  Intentionally omitted.

     24. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

     25. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Office Building Project.

     26. Lessee shall be responsible for any damage to the Office Building Project arising from the transportation of furniture, significant freight and equipment that Lessee moves in or out of the Building.

     27.  Intentionally omitted.

     28. Lessee reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 8 P.M. and 6:00 A.M. of the following day, or such other hours as Lessee may determine.

     29. No window coverings, shades or awnings shall be installed or used by Lessee, without Lessor's prior written consent, which shall not be unreasonably withheld.

     30. No Lessee, employee or invitee shall go upon the roof of the Building, except in an emergency.

     31. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas designated by applicable governmental agencies as non-smoking areas.

     32. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

     33. Lessee shall not install, maintain or operate any vending machines upon the Premises except for the exclusive use of Lessee, other lessees and their employees.

     34.  The Premises shall not be used for lodging or manufacturing.

     35. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

     36. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

     37. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

     38. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

     39. All doors opening onto public corridors shall be kept closed, except when being used for ingress and egress.

     40.  Intentionally omitted.

     41. Canvassing, soliciting and peddling in the Building are prohibited and each lessee shall cooperate to prevent the same.

                                 PARKING RULES

     1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

     2.  Intentionally omitted.

     3.  Intentionally omitted.

     4.  Intentionally omitted.

     5.  Intentionally omitted.

     6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

     7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

     8.  Intentionally omitted.

     9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

     10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

     11. Lessor reserves the right to reasonably modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

     12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

     13. Lessee or its agent may tow or otherwise remove any vehicles which are parked illegally in the parking areas. Such towing shall be at the sole cost and expense of Lessee.

                                   EXHIBIT H

                           PROVISIONS OF OPTION LEASE

          The Option to extend the term of the Lease shall be on the same terms as the Lease, except that Base Rent shall be calculated as set forth in paragraph 39.5 of the Lease and the following paragraphs of the Lease shall be revised as follows:

     1.2 PREMISES: Ground floor, consisting of approximately 7,079 BOMA rentable square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

     1.4  PERMITTED USE: Retail bank branch, subject to paragraph 6.

     1.5 TERM: Five (5) years commencing __________ ("Commencement Date") and ending ______________________________________________________________________,
as defined in paragraph 3.

     1.10 LESSEE'S SHARE OF OPERATING EXPENSES: 26.94% as defined in paragraph 4.2.

     2.2. VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto as Exhibit C, and as established by Lessor from time to time Lessee shall be entitled to use 26.94% of the parking spaces in the Office Building Project, free of charge; provided, however that Lessee shall pay any and all taxes or surcharges applicable to such parking use which may be levied by any state or local governmental agency from time to time.

     4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

          (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project. It is further agreed that Lessee shall in no event be entitled to a credit to or adjustment of Lessee's Share of Operating Expenses payable hereunder, even if the ratio of Operating Expenses actually paid by Lessee compared to total Operating Expenses actually paid by other lessees of the Office Building Project exceeds Lessee's Share (as it might, by way of example only and not limitation, if some leases of the Office Building Project are made on a "gross" basis, in which case the lessees under such leases would not directly pay any portion of the Operating Expenses).

          (b) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

          (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including, but not limited to, the following:

          (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

          (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, lessee directories, fire detection systems including sprinkler system maintenance and repair.

          (ii) Trash disposal, janitorial and security services;

          (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

          (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

          (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

          (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

          (vii) Labor, salaries and applicable fringe benefits and costs,materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project.

          (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

          (ix) Replacements of equipment or improvements, as amortized over such equipment or improvement's useful life for depreciation purposes according to federal income tax guidelines;

          (x) Environmental Damages (as hereinafter defined) to the extent not recovered by Lessor directly from any lessees of the Office Building Project.

          (c) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other lessee, or by insurance proceeds.

          (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each calendar year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(e) during said preceding calendar year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding calendar year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten
(10) days after delivery by Lessor to Lessee of said statement.

                                                                EXHIBIT 10.28(I)

                             STANDARD OFFICE LEASE

                                 MODIFIED GROSS

1.  BASIC LEASE PROVISIONS ("Basic Lease Provisions").

     1.1 PARTIES: This Lease, dated, for reference purposes only, July 15, 1994, is made by and between Citadel Realty, Inc. (herein called "Lessor") and Fidelity Federal Bank, a Federal Savings Bank (herein called Lessee").

     1.2 PREMISES: The ground floor, consisting of approximately 11,823 BOMA rentable square feet (the "Ground Floor") and the fourth, fifth and sixth floors, consisting of approximately 46,384 BOMA rentable square feet (the "Upper Floors"), more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the Ground Floor and the "Upper Floors" are collectively referred to herein as the "Premises"). If BOMA measurements of rentable square footage for the Premises vary from the numbers set forth above, an adjustment to the rental rate per square foot shall be made so that the monthly Base Rent set forth in paragraph 1.6 hereof remains the same and an adjustment shall be made to Lessee's share of operating expenses as set forth in paragraph 1.10.

     1.3 BUILDING: Commonly described as being located at 600 North Brand Boulevard, in the City of Glendale, County of Los Angeles, State of California, as more particularly described in Exhibit "B" hereto, and as defined in paragraph 2.

     1.4 PERMITTED USE: Retail bank branch on the Ground Floor and general office use on the Upper Floors, subject to paragraph 6.

     1.5 TERM: Ten (10) years commencing _______, 199_ ("Commencement Date") and ending _______, 200_ (the "Expiration Date"), as set forth in paragraph 3.

     1.6 BASE RENT: $101,744 per month ($2.25 per square foot for the Ground Floor and $1.62 per square foot for the Upper Floors. (11,823 x 2.25 = $26,602) + (46,384 x 1.62 = $75,142) = $101,744), payable on the first day of each month, in advance, per paragraph 4.1.

     1.7 BASE RENT INCREASE: On the date which is twelve (12) months from the Commencement Date and each twelve (12) months thereafter during the term of this Lease, the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.8.1 below and Base Rent shall be additionally increased in the sixth year of the lease as set forth in 4.8.4 below.

     1.8  RENT PAID UPON EXECUTION:  Same as paragraph 1.6.

     1.9  SECURITY DEPOSIT:  One month's rent.

     1.10 LESSEE'S SHARE OF OPERATING EXPENSES: 65.34% (based on 89,081 total Building sq. ft.), subject to adjustment after BOMA measurements as set forth in paragraph 1.2 above.

     1.11  EXPENSE BASE YEAR:   Calendar year 199_, as defined in 4.2.

     1.12  TAX BASE YEAR: Calendar year 199_, as defined in paragraph 4.2.

     1.13 OPTIONS TO EXTEND TERM: Two (2) five-year options to extend the term of the Lease for the Ground Floor only, as described in paragraph 39.5.

     1.14 OPTION TO PURCHASE: Lessee shall have the option to purchase the Office Building Project at fair market value at the end of the Term, provided that the Office Building Project is then owned by Lessor, as described in paragraph 39.6.

2.  PREMISES, PARKING AND COMMON AREAS.

     2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

     2.2. VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto as Exhibit C, and as established by Lessor from time to time Lessee shall be entitled to use 160 reserved spaces in the parking garage and 35 spaces in the adjacent surface parking lot, with the right to require the Lessor to mark as "reserved" 15 of such 35 spaces closest to the retail branch entrance; provided that nothing in this sentence shall alter Lessor's rights to make changes to the Common Areas as set forth in paragraph 2.5. All of the above parking spaces are included in the rental rate; provided, however, that Lessee shall pay any and all taxes or surcharges applicable to such parking use which may be levied by any state or local governmental agency from time to time. Further, Lessee shall have the right to rent up to an additional 50 spaces in the parking garage, at the monthly rate applicable from time to time for monthly parking as set by lessor and/or its licensee. With respect to all parking provided hereunder, Lessee shall be entitled to an amount of reserved parking spaces on each floor of the parking garage equal to the pro rata amount of leased space it occupies in the Building (i.e. 65.34%).

        2.2.1 If Lessee commits, permits or allows any of the prohibited activities, described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        2.2.2 With respect to the up to 50 additional spaces available to Lessee,the monthly parking rate per parking space will be $45.00 per month at the commencement of the term of this Lease, and is subject to change upon thirty
(30) days, prior written notice to Lessee; provided that in no event shall the monthly parking rate charged Lessee exceed the prevailing rate charged for similar parking facilities by similar first class office buildings in Glendale, California. Monthly parking fees shall be payable in advance on the first day of each calendar month.

     2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including, but not limited to, common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

     2.4 COMMON AREAS - RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit C with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

     2.5 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

        (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, discretion of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide that the parking facilities required by applicable law (but in no event shall Lessor be required to provide parking spaces in excess of those currently existing) and that reasonable access to the Building shall always remain available;

        (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available (without any abatement of rent to Lessee);

        (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

        (d) To add additional buildings and improvements to the Common Areas;

        (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion hereof;

        (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3.  TERM.

     3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

     3.2   INTENTIALLY OMITTED.

        3.2.1  INTENTIONALLY OMITTED.

        3.2.2  INTENTIONALLY OMITTED.

     3.3  INTENTIONALLY OMITTED.

     3.4   INTENTIONALLY OMITTED.

4.  RENT.

     4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph 4.8, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without any offset or deduction whatsoever. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2   DEFINITIONS.  The following definitions shall apply to this Article
4:

        (a) "Expense Base Year" shall mean calendar year 199_.

        (b) "Tax Base Year" shall mean calendar year 199_.

        (c) "Expense Comparison Year" shall mean each successive calendar year after the Expense Base Year during the Lease Term.

        (d) "Tax Comparison Year" shall mean each successive calendar year after the Tax Base Year during the Lease Term.

        (e) "Lessee's Share of Operating Expenses" shall mean the percentage of Lessee's Share of Operating Expenses specified in the Basic Lease Provisions. Lessee's Share of Operating Expenses was calculated by dividing the rentable area of the Premises by the total rental area of the office space in the Building. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision (other than as set forth in Article 1).

        (f) "Lessee's Tax Share" shall mean the percentage of Lessee's Tax Share specified in the Basic Lease Provisions. Lessee's Tax Share was calculated by dividing the rentable area of the Premises by the total rentable area of the office space in the Building. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision (other than as set forth in Article 1).

        (g) "Operating Expenses" shall mean any and all direct costs and expenses paid or incurred by Lessor in connection with the operation, maintenance, management and repair of the Office Building Project. By way of illustration but not limitation, Operating Expenses shall include the following:
(i) the cost of air conditioning, electricity, steam, heating, water, plumbing, mechanical, ventilating, electrical systems, sanitary and storm drainage, life safety equipment, telecommunications equipment, lessee directories, fire detection systems, sprinkler systems, the cost of environmental surcharges imposed by any government entity, escalator and elevator systems and all other utilities and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of repairs and general maintenance and cleaning, including all goods, services and supplies purchased by Lessor in connection therewith; (iii) the cost of fire, extended coverage, boiler, sprinkler, public liability, property damage, loss of rent, earthquake and other insurance on or covering operations of the

Building, including such other endorsements as Lessor may desire, all in such amounts as Lessor may reasonably determine or the Building's share of a blanket policy, whether or not it is actually paid for by the Building, as reasonably determined by Lessor, and the cost of any losses payable by Lessor as a deductible; (iv) wages, salaries and other labor costs, including uniforms, taxes, insurance, retirement, medical and other employee benefits; (v) reasonable fees, charges and other costs, including without limitation management fees, consulting fees, legal fees and accounting fees, of all independent contractors engaged by Lessor to perform services directly relating to the management of the Office Building Project or reasonably charged by Lessor if Lessor or its affiliate(s) perform management services in connection with the Office Building Project, and the costs of supplying, replacing and cleaning employee uniforms; (vi) the cost of licenses, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses; (vii) the cost of window coverings, decorative items, carpeting and other wall or floor coverings furnished by Lessor from time to time in public corridors and Common Areas; (viii) the cost of repairs, maintenance and cleaning of the Common Areas including, but not limited to striping, bumpers, irrigation systems, Common Area lighting facilities, Building exteriors and roofs, fences and gates; (ix) Lessor's contributions to any owner's associations providing maintenance or other services or benefits to the Building; (x) the cost of trash disposal, janitorial and security services; (xi) the amount of any reasonable reserves established for anticipated expenditures; and (xii) the cost of any capital improvements made to the Building after completion of its construction as a labor-saving or energy conservation device or to effect other economies in the operation or maintenance of the Building, or made to the Building after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time that permits for the construction thereof were obtained (including without limitation those undertaken to comply with the Americans With Disabilities Act, as such Act applies to the Common Areas), such costs to be amortized over such reasonable period as Lessor shall determine, together with interest on the unamortized balance at a market rate.

     For purposes of this Lease, Operating Expenses shall not include taxes covered under clause (h) below, interest expense (except as provided in clause
(ix) above), leasing commissions, the cost of tenant improvements, depreciation on the improvements contained in the Building (except as provided in clause (ix) above), the cost of capital expenditures not included within clause (ix) above or any costs which are paid by any tenant directly to third parties or as to which Lessor is otherwise reimbursed by any other tenant, third party or by insurance proceeds. The computation of Operating Expenses shall be made in accordance with fair and reasonable accounting principles customarily applied by owners of similar properties in Los Angeles County, California.

        (h) "Applicable Taxes" shall mean all taxes, assessments and charges levied on or with respect to the Building, the Office Building Project, or any personal property of Lessor used in the operation thereof and payable by Lessor. Applicable Taxes shall include, without limitation, all general real property taxes and general and special assessments, fees, assessments or charges for transit, police, fire, housing, other governmental services, or purported benefits to the Building, service payments in lieu of taxes, and any tax, fee or excise on the act of entering into this Lease or on the use or occupancy of the Building or any part thereof, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied on or assessed against Lessor by, or payable by Lessor as a result of, the requirements of the United States of America, the State of California, or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other taxes. Applicable Taxes shall not include franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Lessor from all sources, unless, due to a change in the method of taxation, any of such taxes are levied or assessed against Lessor as a substitute for, in whole or in part, any other tax which would otherwise constitute an Applicable Tax. Applicable Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Applicable Taxes. Notwithstanding, anything to the contrary in this Lease, in the event that any Applicable Taxes are payable, or may at the option of the taxpayer be paid in installments, such Applicable Taxes shall be deemed to have been paid in installments, regardless of the method of actual payment by Lessor, and Lessee's Share of such Applicable Taxes shall only include those installments which would become due and payable during the Term.

     4.3 PAYMENT OF INCREASES. If, with respect to any Expense Comparison Year, the Operating Expenses shall be higher than the Operating Expenses for the Expense Base Year, Lessee shall pay to Lessor as additional rent Lessee's Share of Operating Expenses of any such increase in Operating Expenses in the manner provided herein. If, with respect to any Tax Comparison Year, the Applicable Taxes shall be higher than the Applicable Taxes for the Tax Base Year, Lessee shall pay to Lessor as additional rent, Lessee's Tax Share of any such increase in Applicable Taxes in the manner provided herein. Notwithstanding anything to the contrary contained in the foregoing, Lessee shall not be assessed, nor shall it pay, Lessee's Share of any increase in Operating Expenses or Applicable Taxes over the Expense Base Year or Tax Base Year, respectively, until the thirteenth
(13) month following the Commencement Date.

     4.4 TIME FOR PAYMENT. The payments contemplated under paragraph 4.3 shall be made as follows:

        (a) During each month of each Comparison Year, Lessee shall pay to Lessor, with each installment of Base Rent, such amounts as are estimated by Lessor to be one-twelfth (1/12th) of the amounts payable pursuant to paragraph
4.3 with respect to each Tax Comparison Year and Expense Comparison Year; provided, however, that Lessor may, by written notice to Lessee, revise its estimates for such year and subsequent payments during the Comparison Year shall be based upon such revised estimate.

        (b) With reasonable promptness after the end of each Tax and/or Expense Comparison Year, Lessor shall deliver to Lessee a statement setting forth the actual Operating Expenses and Applicable Taxes for the Comparison Year, a comparison with the Operating Expenses and Applicable Taxes for the Base Year and a comparison of any amounts payable under paragraph 4.3 with the estimated payments made by Lessee. If the amounts payable under paragraph 4.3 are less than the estimated payments made by Lessee with respect to such Comparison Year, the statement shall be accompanied by a refund of the excess by Lessor, or, at Lessor's election a notice that Lessor shall credit the excess to the next succeeding monthly installments of the Base Rent. If the amounts payable under paragraph 4.3 are more than the estimated payments made by Lessee with respect to such Comparison Year, Lessee shall pay the deficiency to Lessor within thirty
(30) days after delivery of such statement. Statements provided by Lessor shall be final and binding upon Lessee, if Lessee fails to contest the same within ninety (90) days after the date of delivery to Lessee.

     4.5 PARTIAL YEAR. If the Commencement or Expiration Date shall occur on a date other than the first or last day of a Comparison Year, Lessee's Tax Share and Lessee's Share of Operating Expenses for such Comparison Year shall be prorated according to the ratio that the number of days during said Comparison Year that the Lease was in effect bears to 365.

     4.6 VACANCY ADJUSTMENT. Notwithstanding anything to the contrary in this Lease, if during any Expense Comparison Year the Building is less than 95% occupied, for the purposes of computing Lessee's Share of Operating Expenses for said year, those Operating Expenses which vary based upon occupancy levels shall be adjusted as though the Building were 95% occupied; provided, however, in no event shall the aggregate amount collected by Lessor from all tenants in the Building exceed the actual Operating Expenses for said year.

     4.7 LESSEE'S RIGHT TO AUDIT. If, within thirty days following Lessee's receipt of Lessor's annual statement of actual Operating Expenses pursuant to paragraph 4.4 Lessee notifies Lessor that Lessee desires to audit Lessor's statement, Lessor shall cooperate with Lessee to permit such audit during normal business hours at Lessee's sole cost and expense. If the audit shows that actual Operating Expenses were less than the amount charged by Lessor pursuant to paragraph 4.4 (b), the excess amount paid by Lessee (after the Base Year) shall immediately be refunded by Lessor. If the audit shows that Lessor overstated actual Operating Expenses by more than five percent (5%), Landlord shall pay all the costs and expenses of the audit.

     4.8  RENT INCREASE.

        4.8.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the lesser of (i) the increase, if any, in the Consumer Price index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1982-84=100), "All Items," for LA/Anaheim/Riverside area, herein referred to as "C.P.I.," since the date of this Lease and (ii) three percent (3%), but in no event shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for the rent adjustment.

        4.8.2 The increase in C.P.I. set forth in paragraph 4.8.1(i) shall be calculated as follows: The Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences.

        4.8.3 In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculations. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the county in which the Premises are located, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

        4.8.4 In addition to the annual increases in Base Rent described in paragraph 4.8.1, the monthly base Rent under the Lease shall be increased on the first day of the sixth year of the lease to the following amounts: the Base Rent for the Ground Floor shall be adjusted to the higher of the "fair market rental rate" as determined below and the prevailing Base Rent in the fifth year of the Lease and the Base Rent for the Upper Floors shall be adjusted to the higher of the "fair market rental rate" and the rate equal to $1.50 per square foot increased by the annual Base Rent increases applied during the first five
(5) years of the Lease term as set forth in paragraph 4.8.1. The "fair market rental rate" shall mean and refer to the monthly rental rate then being charged for non-renewal, non-expansion, then-current, comparable, non-sublease, non-encumbered, non-equity space for retail bank branch or office use, as applicable to the Ground Floor and Upper Floors, respectively (collectively, "Comparable Space") in reasonably equivalent first class office buildings in the Glendale/Burbank area, similarly improved, taking into consideration the floor level on which the Premises are located, existing tenant improvements or, if no such improvements exist, allowances provided or to be provided for such comparable space, rental abatement concessions, if any, the length of the relevant term, the extent of services to be provided to the Premises, the date as of which the fair market rental rate is to become effective, and any other
relevant terms or conditions.   In order to determine the fair market rental
rate for purposes hereof, Lessor shall provide written notice of the fair market rental rate not later than ninety (90) days prior to the first day of the sixth year of the Lease. Lessee shall have fifteen (15) days (Lessee's Review Period") after receipt of Lessor's notice within which to accept such fair market rental rate or to reasonably object thereto in writing. Failure of Lessee to so object to the fair market rental rate submitted by Lessor in writing within Lessee's Review Period shall conclusively be deemed its approval thereof. In the event Lessor objects to the fair market rental rate submitted by Lessor, Lessor and Lessee shall attempt in good faith to reach agreement on such fair market rental rate within fifteen (15) days following Lessee's Review Period (the "Outside Agreement Date"), after which each party's determination shall be submitted to appraisal as follows. Lessor and Lessee shall each appoint one independent appraiser who shall by profession be a real estate professional who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial properties in the Glendale/Burbank area. The determination of the appraisers shall be limited solely to the issue of whether Lessor's or Lessee's submitted fair market rental rate for the Premises is the closest to the actual fair market rental rate for the Premises as determined by the appraisers, taking into account the requirements for Comparable Space outlined above. Such decision shall be based upon the projected prevailing fair market rental rate as of the commencement date of the sixth year of the Lease. Each such appraiser shall be appointed within ten (10) days of the Outside Agreement Date. The two (2) appraisers so appointed shall within ten (10) days of the date of the appointment of the last appointed appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) appraisers. The three (3) appraisers shall within (30) days of the appointment of the third appraiser reach a decision as to whether the parties shall use Lessor's or Lessee's submitted fair market rental rate, and shall notify the parties thereof. The decision of the majority of the three (3) appraisers shall be binding upon Lessor and Lessee. If either Lessor or Lessee fails to appoint an appraiser within the time period specified hereinabove, the appraiser appointed by one of them shall reach a decision based upon the same procedures as set forth above and shall notify Lessor and Lessee thereof, and such appraiser's decision shall be binding upon Lessor and Lessee. If the two
(2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall submit the limited issue of choosing a third appraiser to arbitration under the provisions of the American Arbitration Association, based upon the same procedures as set forth above. The cost of the appraisers and/or of arbitration shall be paid by the losing party.

        4.8.5 Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any, is determined. Within thirty (30) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental installments than due. Thereafter the rental shall be paid at the increased rate.

        4.8.6 At such time as the amount of the change in rental rate in the sixth year of the Lease is known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change. Failure to execute any such amendment shall not affect Lessee's obligation to pay the increased Base Rent.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder.
If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease (other than as set forth in paragraph 4.8.1), Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions, Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of the Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) within 30 days after the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit, and under no circumstances shall Lessor be required to keep the Security Deposit separate from its other funds or in an interest-bearing account, nor shall Lessee be entitled to any interest on such amounts regardless of whether or not the Security Deposit is deposited in an interest-bearing account.

6.  PERMITTED USE.

     6.1 PERMITTED USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions and for no other purpose.

     6.2  COMPLIANCE WITH LAW.

        (a) Lessor makes no representation or warranty to Lessee regarding the condition of the Premises or with respect to whether or not the Premises, or the use for which Lessee will occupy the Premises, will violate any covenants or restrictions of record, or any applicable building code, regulation, law or ordinance in effect on the Lease term Commencement Date or at any other time.

        (b) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

     6.3  CONDITION OF PREMISES.

        (a) Lessor acknowledges that it is in possession of the Premises on the Commencement Date and Lessor makes no representation or warranty regarding the condition of the Premises.

        (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.  MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

     7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls (but not the interior walls within the Premises), roof, and Common Areas, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof, or on account of any interruption of services or of access to the Premises, Building or Office Building Project. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Notwithstanding the foregoing, Lessor shall not be responsible for repair or replacement of any item which Lessee knew or should have known was in need of imminent repair or replacement on the Commencement Date.

     7.2  LESSEE'S OBLIGATIONS.

        (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

        (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

     7.3  ALTERATIONS AND ADDITIONS.

        (a) Lessee shall not, without Lessor's prior written consent, which consent shall not be unreasonably withheld, make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project; provided, however, that Lessee may make any non-structural alteration, improvement, addition, Utility Installation or repair to the interior of the Premises as long as it is not visible from the outside, does not involve puncturing, relocating or removing the roof or any existing walls, and does not require the procurement of a building permit. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense; provided, however, that Lessee shall have no obligation to remove the walk-in vault on the Ground Floor. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. In addition, Lessee shall require all contractors and subcontractors performing work at the Premises to carry workers' compensation insurance and liability insurance in an amount reasonably acceptable to Lessor, and Lessee shall provide copies of all such workers' compensation and liability insurance policies or certificates to Lessor. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor (unless such approval is not required pursuant to the first sentence of this paragraph 7.3(a)), or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

        (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, if required, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

        (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

        (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. Lessee shall at all times keep the Premises, the Building and the Office Building Project free and clear of liens attributable in any way to a work of improvement commissioned by Lessee, or to the acts or omissions of Lessee, any of Lessee's employees, agents, or contractors, or any of their employees, agents or sub-contractors. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount not less than one hundred ten percent (110%) of the amount of such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

        (e) All alterations, improvements, additions and Utility installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

        (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations for which a building permit is required.

        (g) Lessee shall be allowed to maintain any automatic teller machines
(ATM) existing on the Premises on the Commencement Date. In addition, Lessee may install one night depository and/or one or more ATM(s) protruding through the exterior walls of the Office Building Project on the Premises, at any time during the Term of the Lease, subject to all applicable laws and regulations and Lessor's prior written approval, which shall not be unreasonably withheld. Lessor's approval shall not be deemed unreasonably withheld if based on concerns regarding the impact of the installation of the night depository or ATM(s) upon the structure or aesthetics of the Office Building Project, the projected traffic flow or the safety of Lessor's and Lessee's employees, representatives and invitees. Subject to Lessor's ability to withhold approval for the installation of night depository and ATM(s) as set forth above, Lessor shall cooperate with Lessee to install the night depository and ATM(s) in such a manner as to provide adequate security for night depository and ATM users. At the expiration of the Term, Lessor may require the removal of any night depository and ATM(s) installed by Lessee and the restoration of the Premises to their prior condition.

     7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.  INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $2,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor and any mortgagee of which Lessee has been provided notice as additional insureds against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

     8.2 LIABILITY AND EARTHQUAKE INSURANCE-LESSOR. Although Lessor shall not be required to maintain any liability or earthquake insurance, any premiums for such insurance maintained by Lessor relating to the Premises, the Building or the Office Building Project shall be Operating Expenses hereunder.

     8.3 PROPERTY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost all-risks insurance, including without limitation fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement costs, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements, less the amount of such standard deductibles as determined by Lessee.

     8.4 PROPERTY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease.

     Each policy required to be obtained by Lessee hereunder shall: (a) be issued by insurers authorized to do business in the state in which the Building is located and rated not less than financial class X, and not less than policyholder rating A, in the most recent version of Best's Key Rating Guide, or the equivalent rating in any other comparable guide selected by Lessor (provided that, in any event, the same insurance company shall provide the coverages described in paragraphs 8.1 and 8.3 above); (b) be in form reasonably satisfactory from time to time to Lessor; (c) name Lessee as named insured thereunder and shall name Lessor and, at Lessor's request, Lessor's mortgagees and ground lessors of which Lessee has been informed in writing, as additional insureds (d) not have a deductible amount exceeding Twenty-Five Thousand Dollars ($25,000.00); (e) specifically provide that the insurance afforded by such policy for the benefit of Lessor and Lessor's mortgagees and ground lessors shall be primary, and any insurance carried by Lessor or Lessor's mortgagees and ground lessors shall be excess and non-contributing; (f) except for worker's compensation insurance, contain an endorsement that the insurer waives its right to subrogation as described in paragraph 8.6 below: and (g) contain an undertaking by the insurer to notify Lessor (and the mortgagees and ground lessors of Lessor who are named as additional insureds) in writing not less than ten (10) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Lessee agrees to deliver to Lessor, as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after the date Lessee takes possession of all or any part of the Premises, certified copies of each such insurance policy (or certificates from the insurance company evidencing the existence of such insurance and Lessee's compliance with the foregoing provisions of this paragraph 8). Lessee shall cause replacement policies or certificates to be delivered to Lessor not less than ten (10) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Lessee shall be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided herein, and Lessor shall have the right, but not the obligation, to procure such policies and certificates at Lessee's expense.

     8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

     8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its officers, directors, contractors, agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims, actions, liabilities, costs, penalties and expenses of any kind and nature for damage to the person (including death) or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees and from and against all costs, attorneys' fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor. Notwithstanding anything to the contrary contained in this paragraph 8.7, Lessee shall not indemnify Lessor or any other person from any loss, liability or expense to the extent that a cause was (i) negligence or misconduct on the part of Lessor or any of Lessor's agents, contractors, employees or invitees or (ii) any defect in the Office Building Project, unless such loss, liability, expense or defect was the result of any negligence or misconduct on the part of Lessee or any of Lessee's agents, contractors, employees or invitees.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project. Notwithstanding anything to the contrary contained in this paragraph 8.8, nothing contained herein shall exempt Lessor from liability which it otherwise would have, to the extent that it is attributable to (i) negligence or misconduct on the part of Lessor or any of Lessor's agents, contractors, employees or invitees or (ii) any defect in the Office Building Project, unless such liability or defect was the result of any negligence or misconduct on the part of Lessee or any of Lessee's agents, contractors, employees or invitees.

     8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.  DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

        (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to a significant extent.

        (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

        (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

        (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

        (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

        (f) "Insured Loss" shall mean damage or destruction which was caused by an event either required to be covered by the insurance described in paragraph 8 or for which no coverage is required by the insurance described in paragraph 8, but for which Lessor is nonetheless insured. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

        (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

     9.2  PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

        (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the Term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent sufficient insurance proceeds are available and the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee, unless Lessor, its employees, agents or representatives were responsible for such damage) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect. Notwithstanding the foregoing, in the event that such Premises Building Partial Damage was caused by the negligent act or omission of Lessee, its agents, employees or contractors, Lessor shall be required to repair such damage only to the extent that insurance proceeds are available to cover the cost of such repair, and any portion of the cost of repair for which insurance proceeds are unavailable shall be borne by Lessee.

        (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the Term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within sixty (60) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

     9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements unless Lessor, its employees, agents or representatives were responsible for such damage, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within sixty
(60) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

     9.4  DAMAGE NEAR END OF TERM.

        (a) Subject to paragraph 9.4(b), if at any time during the last eighteen
(18) months of the Term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

        (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than thirty (30) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last eighteen (18) months of the term of this Lease. If Lessee duly exercises such option during said thirty (30) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, unless Lessor, its employees, agents or representatives were responsible for such damage, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said thirty (30) day period, then Lessor may at

Lessor's option terminate and cancel this Lease as of the expiration of said thirty (30) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said thirty (30) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.

        (a) If, in the event of Premises Damage, Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated to the extent in excess of rental interruption insurance or loss insurance proceeds received by Lessor and credited to Lessee for the payment of rent hereunder, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent to which the Premises Damage interferes with Lessee's use of the Premises. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

        (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this paragraph 9 or if Lessor elects to repair or restore the Premises or the Building under paragraph 9.2(b), and shall not immediately commence diligent repair or restoration efforts (including, without limitation, submitting applications for building permits) after such occurrence, or if Lessor shall not complete the restoration and repair (as evidenced by receipt of a certificate of occupancy, temporary certificate of occupancy or other relevant certification that improvements have been completed) within nine (9) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Notwithstanding the foregoing, if Lessor believes that it will be unable to complete the restoration and repair of the Premises or the Building within nine (9) months from the date of such occurrence, Lessor shall so notify Lessee as soon as such determination is made by Lessor, and Lessee shall have the option to allow Lessor a longer period of time within which to complete the restoration or repair or to terminate the Lease upon ten (10) days written notice to Lessor.

        (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, all advance rent and any advance payments made by Lessee to Lessor, less any amounts due and owing to Lessor under the Lease, shall be refunded to Lessee. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the Applicable Taxes, as defined in paragraph 4.2, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Tax Share in accordance with the provisions of paragraph 4.3, except as otherwise provided in paragraph 10.2.

     10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in Applicable Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee.

Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.3 the entirety of any increase in Applicable Taxes if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.4 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4  PERSONAL PROPERTY TAXES.

        (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

        (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  UTILITIES.

     11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, tap water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or florescent tubes and ballasts for standard overhead fixtures. Janitorial service shall be provided Monday through Friday with the exception of holidays designated by Lessor. All such water, gas and electricity shall be available to the Premises 24 hours a day, seven (7) days a week for normal office purposes. Costs incurred by Lessor in providing such services to Lessee that are not directly metered to Lessee shall be Operating Expenses.

     11.2. SERVICES EXCLUSIVE TO LESSOR. Lessee shall pay for all gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

     11.3 HOURS OF SERVICE. Said services and utilities shall be provided during the hours between 8:00 a.m. and 6:00 p.m. on Monday through Friday and between 8:00 a.m. and 12:00 noon on Saturday or such other days or hours as may hereafter be set forth in the Rules and Regulations or any amendment thereto. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

     11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessee shall reimburse Lessor for the costs of all HVAC and electricity for lights furnished to the Premises before 8:00 a.m. and after 6:00 p.m. on business days and after 12:00 noon on Saturday and before 8:00 a.m. on Monday. Lessor may, with the consent of Lessee, which shall not be unreasonably withheld, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 INTERRUPTIONS. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service, when the cause thereof was beyond Lessor's reasonable control. In the case of any such interruption, Lessor shall immediately take all reasonable steps to restore the interrupted utilities and services.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than fifty percent (50%) of the voting stock of such corporation or (b) if Lessee is a partnership, more than fifty percent (50%) of the profit and loss participation in such partnership. Notwithstanding the foregoing to the contrary, Lessee may assign or sublet the Premises or any portion thereof to any affiliate or subsidiary of Lessee upon notice to Lessor, but without the consent of Lessor.

     12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

        (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder.

        (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment without being deemed to have consented thereto.

        (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease.

        (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

        (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; provided, however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

        (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

        (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

        (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

        (i) In no event shall Lessee enter into a sublease or assignment of the Ground Floor for any use other than as a retail bank branch or of the Upper Floors for any use other than general office use.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

        (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

        (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

        (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

        (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

        (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within five (5) business days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

        (f) Notwithstanding anything to the contrary in the foregoing, fifty percent (50%) of any rent or other economic consideration received by Lessee as a result of an assignment or subletting which exceeds, in the aggregate, (i) the total rent which Lessee is obligated to pay to Lessor under the Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus
(ii) any reasonable and customary brokerage commissions (not to exceed three percent (3%) of base rent payable under the assignment or sublease), and reasonable attorneys' or consultant's fees actually paid by Lessee in connection with such assignment or subletting, shall be paid to Lessor within ten (10) business days after receipt thereof as additional rent hereunder, without altering or reducing any other obligations of Lessee hereunder.

        (g) Notwithstanding anything to the contrary contained in this paragraph 12, Lessor shall convey to Lessee in writing its approval or reasonable disapproval of any assignment or subletting, no more than fifteen
(15) business days following receipt of Lessee's written request, along with any additional information and/or documentation reasonably requested by Lessor. Lessor's failure to respond to Lessee's request for approval of any assignment of subletting within such fifteen (15) day period shall be conclusively deemed an approval of such request.

     12.4 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including without limitation, attorneys', architects', engineers' and other consultants' fees.

     12.5 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other lessees, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13.  DEFAULT; REMEDIES.

     13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

        (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

        (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a),(b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

        (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

        (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

        (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

        (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

     13.2  LESSOR'S REMEDIES.

        (a) Termination. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder. In the event that Lessor shall elect to so terminate this Lease, then Lessor may recover from Lessee:

               (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

               (ii) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus

               (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonable avoided; plus

               (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease including, but not limited to:
          attorneys' fees; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises; and removal (including the repair of damage caused by such removal) and storage (or disposal) of Lessee's personal property, equipment, fixtures, Lessee's alterations, additions, leasehold improvements and any other items which Lessee is required under this Lease to remove but does not remove.

     As used in subparagraphs (i) and (ii), above, the "worth at the time of award" is computed by allowing interest at the maximum interest rate which Lessor is permitted by law to charge to Lessee (the "Lease Rate"). As used in subparagraph (iii), above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

        (b) Re-Entry Rights. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Lessor pursuant to this paragraph 13.2(b), and no acceptance of surrender of the Premises or other action on Lessor's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction.

        (c) Continuation of Lease. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall have the right to continue this Lease in full force and effect, whether or not Lessee shall have abandoned the Premises. The foregoing remedy shall also be available to Lessor pursuant to California Civil Code
Section 1951.4 and any successor statute thereof in the event Lessee has abandoned the Premises. In the event Lessor elects to continue this Lease in full force and effect pursuant to this paragraph 13.2(c), then Lessor shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. Lessor's election not to terminate this Lease pursuant to this paragraph 13.2(c) or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Lessor from subsequently electing to terminate this Lease or pursuing any of its other remedies.

        (d) Rights and Remedies Cumulative. All rights, options and remedies of Lessor contained in this paragraph 13.2 and elsewhere in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this paragraph 13.2 shall be deemed to limit or otherwise affect Lessee's indemnification of Lessor pursuant to any provision of this Lease.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first Mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Lessee's Share of Operating Expenses, Lessee's Tax Share or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within fifteen (15) business days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expenses and Lessee's Tax Share shall be reduced as set forth in paragraph 4.2 in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  INTENTIONALLY OMITTED.

16.  ESTOPPEL CERTIFICATE.

        (a) Each party (as "responding party") shall at any time upon not less than ten (10) business days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed, and (iii) in the case of Lessee, certify as to such other matters as may be requested by Lessor or by a prospective purchaser or encumbrancer of all or any part of the Office Building Project. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

        (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance, and (iv) if Lessor is the requesting party, there are no remaining obligations of the requesting party under this Lease yet to be performed.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners and any receiver, at the time in question, of the fee title or a Lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in this Lease, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due (the "Lease Rate").
Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that no real estate broker nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office

Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. In addition, a copy of all notices pertaining to any event of default, termination of tenancy or any matters which may give rise to a dispute between the parties shall also be delivered to Lessee at: Fidelity Federal Bank, 600 North Brand Boulevard, P.O. Box 1631, Glendale, California 91209, Attention: Legal Department. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred twenty percent (120%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California applicable to contracts to be wholly performed within such State.

30.  SUBORDINATION.

        (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall, without the necessity of Lessee or any other party executing any additional documentation, be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

        (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be; provided, however, that Lessor must use best efforts to secure from lender a nondisturbance agreement containing provisions which are reasonable and customary for commercial leasing transactions. Lessee's failure to execute such documents within fifteen (15) business days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee.

31.  ATTORNEYS' FEES.

     31.1 If either party named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

     31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

     31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default.

32.  LESSOR'S ACCESS.

     32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and "Office For Lease" signs, and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

     32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

     32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall not place any additional permanent sign upon the Premises or the Office Building Project without Lessor's prior written consent; provided, however, that Lessee may replace any currently existing permanent sign upon the Premises or the Office Building Project with the consent of Lessor, which consent shall not be unreasonably withheld. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project. Notwithstanding the foregoing, Lessee shall be allowed to maintain, and Lessor hereby approves of, all permanent signs existing on the Premises and the Office Building Project as of the Commencement Date. Additionally, Lessee shall be entitled to affix its other customary signs, advertising placards, names, insignia, trademarks and other descriptive materials to the interior of the Ground Floor of the Premises in accordance with the signage plan attached hereto as Exhibit D (except that signs notifying Lessee's customers of branch holiday closings may be placed on the entrance doors to the Premises and the doors from the Premises to the Building lobby); provided that all such signs, advertising placards, and other descriptive materials shall be commercially printed and shall occupy no more than ten percent (10%) of the interior surface area of the glass on the Ground Floor of the Premises.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.  OPTIONS.

     39.1 DEFINITION. As used in this paragraph the work "Option" has the following meaning: (i) the right or option to extend the term of this Lease or to renew this Lease or (ii) the right or option to purchase the Office Building Project.

     39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4  EFFECT OF DEFAULT ON OPTIONS.

        (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12-month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

        (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

        (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

     39.5 OPTION TO EXTEND TERM. Lessee shall have the Option to extend the term of the Lease for the Ground Floor only on all the provisions of the Lease (modified to reflect the lease of the Ground Floor only), including the annual increase in Base Rent set forth in paragraph 4.8.1 hereof, except for monthly Base Rent, for two (2) consecutive five-year terms (each an "extended term") following expiration of the initial Term of the Lease, by giving written notice of exercise of each Option (the "option notice") to Lessor at least six (6) months, but no more than nine (9) months before the expiration of the existing term of the Lease, at an annual Base Rent equal to the higher of the "fair market rental rate" or the prevailing Base Rent payable by Lessee in the twelve
(12) months immediately preceding the extended term. The "fair market rental rate" for the extended term shall be determined as set forth in paragraph 4.8.4 hereof, except that Lessor shall provide written notice of the fair market rental rate not later than thirty (30) days after the last day on which the option notice may be given by Lessee and the determination of the appraisers regarding whether Lessor's or Lessee's submitted fair market rental rate for the Ground Floor is the closest to the actual fair market rental rate for the Ground Floor shall be based upon the projected fair market rental rate as of the commencement date of the extended term.

     39.6 OPTION TO PURCHASE. Lessee shall have an Option to purchase the Office Building Project upon expiration of the initial term of the Lease at fair market value, provided that Lessor then owns the Office Building Project, by delivering written notice of exercise of the Option (the "option notice") to Lessor at least six (6) months but no more than nine (9) months before the expiration of the initial term of the Lease. The "fair market value" shall mean and refer to the sales price of comparable first class office buildings in the Glendale/Burbank area that were sold in transactions that were negotiated at arms length, under no threat of condemnation or foreclosure, but excluding sales made to a lender or its affiliate pursuant to a foreclosure sale and sales subject to options to purchase (collectively, "Comparable Sales") in last year prior to the end of the initial term, taking into consideration the highest and best use for the Office Building Project, location, condition, existing leases, entitlements, encumbrances, title and all other matters which typically affect market value of a building. If less than five (5) such Comparable Sales were made in the last year prior to the end of the initial term, then fair market value shall refer to Comparable Sales made in the last two (2) years prior to the end of the Term. In order to determine the fair market value for purposes hereof, Lessor shall provide written notice of the fair market value not later than thirty (30) days after the last day upon which the option notice could be given. Lessee shall have fifteen (15) days (Lessee's Review Period") after receipt of Lessor's notice within which to accept such fair market value or to reasonably object thereto in writing. Failure of Lessee to so object to the fair market value submitted by Lessor in writing within Lessee's Review Period shall conclusively be deemed its approval thereof. In the event Lessor objects to the fair market value submitted by Lessor, Lessor and Lessee shall attempt in good faith to reach agreement on such fair market value within forty-five (45) days following Lessee's Review Period (the "Outside Agreement Date"), after which each party's determination shall be submitted to appraisal as follows. Lessor and Lessee shall each appoint one independent appraiser who shall by profession be a real estate appraiser who has been active over the five (5) year period ending on the date of such appointment in the evaluation of sales of commercial properties in the Glendale/Burbank area. The determination of the appraisers shall be limited solely to the issue of whether Lessor's or Lessee's submitted fair market value for the Office Building Project is the closest to the actual fair market value for the Office Building Project as determined by the appraisers, taking into account the requirements for Comparable Sales outlined above. Such decision shall be based upon the projected fair market value as of the proposed sales date of the Office Building Project. Each such appraiser shall be appointed within fifteen (15) days of the Outside Agreement Date. The two (2) appraisers so appointed shall within fifteen (15) days of the date of the appointment of the last appointed appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) appraisers. The three (3) appraisers shall within (30) days of the appointment of the third appraiser reach a decision as to whether the parties shall use Lessor's or Lessee's submitted fair market value, and shall notify the parties thereof. The decision of the majority of the three (3) appraisers shall be binding upon Lessor and Lessee. If either Lessor or Lessee fails to appoint an appraiser within the time period specified hereinabove, the appraiser appointed by one of them shall reach a decision based upon the same procedures as set forth above and shall notify Lessor and Lessee thereof, and such appraiser's decision shall be binding upon Lessor and Lessee. If the two (2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall submit the limited issue of choosing the third appraiser to arbitration under the provisions of the American Arbitration Association, based upon the same procedures as set forth above. The cost of the appraisers and/or of arbitration shall be paid by the losing party.

40.  SECURITY MEASURES--LESSOR'S RESERVATIONS.

     40.1 Lessor shall have the obligation to provide guard service in the lobby of the Office Building Project from the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday and to provide a parking lot attendant from the hours of 8:00 a.m. to 4:00 p.m. Monday through Thursday and from the hours of 8:00 a.m. to 6:00 p.m. on Friday for the benefit of the Premises or the Office Building Project and the cost thereof shall be included within the definition of Operating Expenses. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing additional security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(g). Notwitstanding the foregoing or any other provisions of this Lease, Lessor and Lessee acknowledge that Lessor shall have no responsibility or liability for the security or safety of Lessee's employees or customers utilizing the night depositories or ATM(s) installed on the Premises.

     40.2 Without limiting its rights at law or elsewhere under this Lease, Lessor shall have the following rights:

        (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days' prior written notice;

        (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

        (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

        (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

     40.3  Lessee shall not:

        (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business (other than in Lessee's annual report) without Lessee's prior consent, which shall not be unreasonably withheld;

        (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.  EASEMENTS.

     41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

     41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. LESSOR'S RIGHT TO REDEVELOP DURING EXTENSION TERM. If, during the "extended term" (as defined in paragraph 39.5) of this Lease, in connection with the Redevelopment (as defined below) of the Office Building Project, Lessor obtains either approval from the City of Glendale to structurally alter the Office Building Project or a demolition permit from the City of Glendale to demolish all or part of the Office Building Project, Lessor shall have the right, upon one (1) year's prior written notice to Lessee, to require that Lessee temporarily relocate while Lessor completes the Redevelopment; provided that Lessor shall pay for all costs incurred by Lessee in connection with Lessee's relocation, including, but not limited to, moving costs (including insurance associated therewith), telephone and computer installation charges, stationery reprinting costs, utilities hook-up charges, related advertising costs and the cost of any rent payable by Lessee for Comparable Space (as defined in paragraph 4.8.4 hereof) in the Glendale/Burbank area in excess of the then current rent plus expenses payable by Lessee under this Lease during the same period; provided that Lessee shall use its best efforts to obtain Comparable Space at a comparable rental rate. As used in this paragraph, "the Redevelopment" means a change in the the structural configuration of the Office Building Project such that the construction would impair the operation of Lessee's business in the Ground Floor of the Premises. After Lessor delivers written notice to Lessee of the Redevelopment, the Lease shall continue in full force and effect until the earlier of (i) the date which is one (1) year from the date of written notice to Lessee of the Redevelopment and (ii) the date on which Lessee vacates the Premises. In the Redevelopment, Lessor shall include space with square footage of not less than 5,000 and not more than 10,000 square feet suitable for Lessee's operation of a retail bank branch on the ground floor of the Building. Lessee shall deliver written notice to Lessor specifying the exact square footage it desires within the range set forth above within three
(3) months from the date that Lessor delivers written notice of Redevelopment to Lessee; provided that if Lessee fails to deliver such notice within the time period specified, Lessor shall conclusively determine the size of the retail bank branch space in its sole discretion. Lessor hereby agrees that as part of the Redevelopment, it shall provide to Lessee a credit for tenant improvements on the ground floor of the Building at a price per square foot equal to the price per square foot then being spent by Lessee for tenant improvement in its branches in comparable first class office buildings. Lessor shall complete the Redevelopment within twenty-four (24) months from the earlier of (i) the date which is one (1) year from the date on which Lessor delivered notice of Redevelopment to Lessee or (ii) the date on which Lessor actually commences demolition of the Building. If Lessor fails to complete the Redevelopment within the twenty-four (24) month period specified above, upon relocation by Lessee in the Office Building Project, Lessee shall receive one month's free rent for each month, or any portion thereof, which completion of the Redevelopment is delayed beyond such twenty-four (24) month period; provided, however, that if Lessor's failure to complete the Redevelopment is due to a force majeure event, such twenty-four (24) month period shall be extended by the number of days that Lessor was unable to conduct such redevelopment efforts due to such force majeure event. Lessee shall have the first right of acceptance to lease the ground floor of the Office Building Project upon the same or substantially the same terms of this Lease, except that the term shall be equal to ten (10) years and the price per square foot payable by Lessee shall be equal to the "fair market rental value" determined in the manner set forth in paragraph 4.8.4 hereof; provided that Lessee must deliver written notice to Lessor of exercise of its first right of acceptance as set forth above within thirty (30) days from the date that Lessee vacates the Premises after notice of Redevelopment.

43. LESSOR'S RIGHT TO PERFORM. Except as specifically provided otherwise in this Lease, all covenants and agreements by Lessee under this Lease shall be performed by Lessee at Lessee's sole cost and expense and without any abatement or offset of rent. If Lessee shall fail to pay any sum of money (other than Basic Rent) or perform any other act on its part to be paid or performed hereunder and such failure shall continue for ten (10) days with respect to monetary obligations (or thirty (30) days with respect to non-monetary obligations) then, notwithstanding anything to the contrary provided elsewhere herein, after Lessee's receipt of written notice thereof from Lessor, Lessor may, without waiving or releasing Lessee from any of Lessee's obligations, make such payment or perform such other act on behalf of Lessee. All sums so paid by Lessor and all necessary incidental costs incurred by Lessor in performing such other acts, together with interest at the Lease Rate, shall be payable by Lessee to Lessor within five (5) days after demand therefor as additional rent. The foregoing rights are in addition to any and all remedies available to Lessor upon Lessee's default as described in paragraph 13.2

44. LIMITATION ON LESSOR'S LIABILITY. Notwithstanding anything contained in this Lease to the contrary, the obligations of Lessor under this Lease (including any actual or alleged breach or default by Lessor) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Lessor or Lessor's partners, or Lessor's mortgagees, and Lessee shall not seek recourse against the individual partners, directors, officers or shareholders of Lessor or Lessor's partners, or Lessor's mortgagees, or any of their personal assets, for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Lessee and notwithstanding anything contained in this Lease to the contrary, Lessee hereby covenants and agrees for itself and all of its successor and assigns that the liability of Lessor for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Lessor), shall be limited solely to, and Lessee's and its successors' and assigns' sole and exclusive remedy shall be against, Lessor's interest in the Office Building Project and proceeds therefrom, and no other assets of Lessor.

45.  TOXIC MATERIALS.

     (a)  Definitions.

          For purposes of this paragraph 45, "Hazardous Material" shall mean any substance:

          (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action or policy; or

          (ii) which is or becomes defined as a "hazardous waste" or "hazardous substance" under any federal, state or local statute, regulation, ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.); or

          (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; or

          (iv) the presence of which on the Premises, Building or Office Building Project causes or threatens to cause a nuisance upon the Premises, Building or Office Building Project or to adjacent properties or poses or threatens to pose a hazard to the Premises, Building or Office Building Project or to the health or safety of persons on or about the Premises, Building or Office Building Project; or

          (v) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; or

          (vi) without limitation which contains polychlorinated bipheynols
(PCBs), asbestos or urea formaldehyde foam insulation; or

          (vii) which is or becomes defined as "medical waste" under the Medical Waste Management Act (Health & Safety Code Sections 25015-25099.3).

          For purposes of this paragraph 45, "Environmental Requirements" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items, of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment, including without limitation:

          (i) all requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of "Hazardous Materials," chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials, or wastes, whether solid, liquid or gaseous in nature; and

          (ii) all requirements pertaining to the protection of the health and safety of employees or the public.

          For purposes of this paragraph 45, "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement of judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' fees, any of which are incurred at any time as a result of the existence on or after the date upon which Lessee takes possession of the Premises (the "Possession Date") of "Hazardous Material" upon, about, beneath the Premises, Building or Office Building Project or migrating or threatening to migrate to or from the Premises, Building or Office Building Project or the existence of a violation of "Environmental Requirements" pertaining to the Premises, Building or Office Building Project, regardless of whether the existence of such "Hazardous Material" or the violation of "Environmental Requirements" arose prior to the present ownership or operation of the Premises, Building or Office Building Project, and including without limitation:

          (i) damages for personal injury, or injury to property or natural resources occurring upon or off of the Premises, Building or Office Building Project, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties including but not limited to claims brought by or on behalf of employees of Lessee, with respect to which Lessee waives any immunity to which it may be entitled under any industrial or worker's compensation laws;

          (ii) fees incurred for the service of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such "Hazardous Materials" or violation of "Environmental Requirements" including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remedial, removal, response, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to make full economic use of the Premises, Building or Office Building Project or any other property or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing this Lease or collection of any sums due hereunder;

          (iii) liability to any third person or governmental agency to indemnify such person or agency for costs expended in connection with the items referenced in subparagraph (ii) herein; and

          (iv) diminution in the value of the Premises, Building or Office Building Project, and damages for the loss of business and restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the Premises, Building or Office Building Project.

     (b)  Lessee's Obligations.

          Lessee, at its sole cost and expense, shall comply with all Environmental Requirements relating to the storage, use and disposal of all Hazardous Materials, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as the same may be amended from time to time. If Lessee does store, use or dispose of any Hazardous Materials, Lessee shall notify Lessor in writing at least ten (10) days prior to the first appearance of such materials on the Premises, Building or Office Building Project, and Lessor shall have the right to disapprove of Lessee's use thereof on the Premises (provided that Lessor's failure to disapprove thereof shall not constitute Lessor's approval thereof or excuse Lessee from complying with the terms of this paragraph 45), and Lessee's failure to so notify Lessor shall constitute a default under this Lease. Lessee shall be solely responsible for and shall protect, defend, indemnify, and hold Lessor, its agents and contractors harmless from and against all Environmental Damages arising out of or in connection with the storage, use and disposal of Hazardous Materials by Lessee, its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees. If the presence of Hazardous Materials on the Premises, Building or Office Building Project caused or permitted by Lessee results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established by any governmental agency having jurisdiction over such contamination, then Lessee shall, at its sole cost and expense, promptly take any and all action necessary to clean up such contamination if required by law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Premises, Building or Office Building Project. If at any time prior to the expiration of the Lease term, Lessor shall reach a reasonable good faith determination that Lessee or its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees have at any time violated any Environmental Requirements, discharged any Hazardous Material onto the Premises, Building or Office Building Project, or surrounding areas or otherwise subjected Lessor or the Office Building Project to liability for Environmental Damages, then Lessor shall have the right to require Lessee to conduct appropriate tests of water and soil and to deliver to Lessor the result of such tests to demonstrate that no contamination in excess of legally permitted levels has occurred as a result of Lessee's use of the Premises, Building or Office Building Project. If the presence of Hazardous Materials on the Premises, Building or office Building Project is caused or permitted by Lessee or its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees such that Lessor or Lessee becomes obligated to conduct the necessary clean-up of such contamination as required above, then, Lessee shall further be solely responsible for, and shall protect, defend, indemnify and hold Lessor, its agents and contractors harmless from and against all claims, costs and liabilities, including actual attorneys' fees, expert witness fees and costs, arising out of or in connection with any removal, cleanup and restoration work and materials required hereunder to return the Premises, Building or office Building Project and any other property of whatever nature to conditions which existed prior to Lessee's use thereof and which are within acceptable levels according to all Environmental Requirements or any other Federal, State or local governmental requirements. Lessee's obligations hereunder shall survive the expiration or earlier termination of this Lease.

46. AUTHORITY. Lessee and Lessor, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. Lessee and Lessor shall, within thirty (30) days after execution of this Lease, deliver to one another evidence of such authority.

47. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the computer-generated, typewritten or handwritten provisions, if any, shall be controlled by the computer-generated, typewritten or handwritten provisions.

48. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

49.  INTENTIONALLY OMITTED.

50. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

51.  INTENTIONALLY OMITTED.

53. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease: See Exhibit List below.


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


                 LESSOR                                        LESSEE

CITADEL REALTY, INC.                       FIDELITY FEDERAL BANK, FSB

By__________________________________       By__________________________________

      Its___________________________             Its___________________________

By__________________________________       By__________________________________

      Its___________________________             Its___________________________

Executed at_________________________       Executed at_________________________

on__________________________________       on _________________________________

Address:  600 North Brand Boulevard
          P.O. Box 1631
          Glendale, California  91209
          Attention:  President

Address:  600 North Brand Boulevard
          P.O. Box 1631
          Glendale, California  91209
          Attention:  Corporate Properties Department

EXHIBIT LIST
- - ------------

EXHIBIT A -- Premises

EXHIBIT B -- Legal Description

EXHIBIT C -- Rules and Regulations

EXHIBIT D -- Signage Plan

                                   EXHIBIT A


                             STANDARD OFFICE LEASE

                                   FLOOR PLAN

                                                                     EXHIBIT "B"

2. Title to said estate or interest at the date hereof is vested in:

FIDELITY FEDERAL SAVINGS AND LOAN ASSOCIATION, A UNITED STATES CORPORATION.



3. The land referred to in this report is situated in the State of California,

   County of LOS ANGELES    and is described as follows:

LOTS 1, 2, 3, 4, 6, 7 AND 8 OF MCNUTT TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 160 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                   EXHIBIT C


                           RULES AND REGULATIONS FOR

                             STANDARD OFFICE LEASE


TO THE EXTENT ANY PROVISION OF THESE RULES AND REGULATIONS CONFLICTS WITH THE TERMS OF THE LEASE, THE PROVISIONS OF THE LEASE SHALL PREVAIL.

                                 GENERAL RULES

     1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

     2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

     3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

     4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

     5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

     6. No sign, advertisement of notice shall be displayed, printed or affixed on or to the Premises or to the outside or inside of the Building or so as to be visible from outside the Premises or Building without Lessor's prior written consent. Lessor shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Lessee, and Lessor shall not be liable in damages for such removal. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee by Lessor or by a person selected by Lessor and in a manner and style acceptable to Lessor.

     7. The sidewalks, halls, passages, exits, entrances, elevators and stairways and other portions of the common areas shall not be obstructed by Lessee or used for any purpose other than for ingress and egress from Lessee's Premises.

     8. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

     9. Lessee shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, ceilings or floor or in any way deface the Premises nor shall Lessee suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

     10. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building, except for the existing ground floor walk-in vault. The times and manner of moving the same in and out of the Building shall be prescribed by Lessor, and all such moving must be done under the supervision of Lessor. Lessor may exclude from the Building any such heavy or bulky equipment or articles, the weight of which may exceed the floor load for which the Building is designed, or such equipment or articles as may violate any provisions of the Lease of which these rules and regulations are a part. Lessee shall not use any machinery or other bulky articles on the Premises, even though its installation may have been permitted, which may cause any noise, or jar, or tremor in the floors or walls, or which by its weight might injure the floor of the Building. Safes or other heavy equipment shall, as considered necessary by Lessor, stand on a platform of such thickness as is necessary to properly distribute the weight.

     11. Lessee shall not use or keep in the Premises, Building or Office Building Project any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Lessor.

     12. Lessee shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Lessor.

     13. Lessee shall cooperate with Lessor in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on windows of the Premises. Lessee shall not obstruct, alter, or in any way impair the efficient operation of Lessor's heating, ventilating and air-conditioning system. Lessee shall not tamper with or change the setting of any thermostats or control valves.

     14. The Premises shall not be used for manufacturing or for the storage of merchandise. Lessee shall not, without Lessor's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or as a barber or manicure shop, or as an employment bureau. The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose. No auction shall be conducted on the Premises.

     15. Lessee shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of the Building, the Office Building Project or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

     16. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking (except in microwave ovens for consumption by Lessee's employees) shall be done or permitted by any lessee in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for lessees, their employees and visitors shall be permitted. No lessee shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises.

     17. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any lessee, nor shall any bottles, parcels or other articles be placed on the windowsills.

     18. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any lessee, nor shall any changes be made in existing locks or the mechanisms thereof unless Lessor is first notified thereof, gives written approval, which shall not be unreasonably withheld, and is furnished a key therefor. Each lessee must, upon the termination of its tenancy, give the Lessor all keys of stores, offices, or toilets and toilet rooms, either furnished to, or otherwise procured by, such lessee, and in the event of the loss of any keys so furnished, such lessee shall pay Lessor the cost of replacing the same or of changing the lock or locks opened by such key if Lessor shall deem it necessary to make such change.

     19. Lessor shall have the right to prohibit any advertising by any lessee which, in Lessor's opinion, tends to impair the reputation of the Building or the Office Building Project or its desirability as an office building and upon written notice from Lessor any lessee shall refrain from and discontinue such advertising.

     20. Any person employed by any lessee to do janitorial work shall, while in the Building or the Office Building Project and outside of the Premises, be subject to and under the control and direction of the office of the Office Building Project (but not as an agent or servant of Lessor, and the lessee shall be responsible for all acts of such persons).

     21. No air conditioning unit or other similar apparatus shall be installed or used by any lessee without the prior written consent of Lessor. Lessee shall pay the cost of all electricity used for air conditioning in the Premises if such electrical consumption exceeds normal office requirements or is attributable to after hours use, regardless of whether additional apparatus is installed pursuant to the preceding sentence.

     22. There shall not be used in any space, or in the public halls of the Building, either by any lessee or others, any hand trucks except those equipped with rubber tires and side guards.

     23. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be florescent and/or of a quality, type, design and bulb color approved by Lessor. Lessee shall not permit the consumption in the Premises of an average of more than 21/2 watts per net usable square foot in the Premises in respect of office lighting nor shall Lessee permit the consumption in the Premises of more than 11/2 watts per net usable square foot of space in the Premises in respect of the power outlets therein, at any one time. In the event that such limits are exceeded, Lessor shall have the right to remove any lighting fixture or any florescent tube or bulb therein as it deems necessary and/or to charge Lessee for the cost of the additional electricity consumed.

     24. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

     25. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Office Building Project.

     26. Furniture, significant freight and equipment shall be moved into or out of the Building only with Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

     27. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

     28. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 8 P.M. and 6:00 A.M. of the following day, or such other hours as Lessor may determine. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry and shall be required to pay such fee for HVAC and other services as may be charged by Lessor.

     29. No window coverings, shades or awnings shall be installed or used by Lessee.

     30. No Lessee, employee or invitee shall go upon the roof of the Building, except in an emergency.

     31. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

     32. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

     33. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent, other than those currently on the Premises for the exclusive use of Lessee and its employees and any replacements thereof.

     34.  The Premises shall not be used for lodging or manufacturing.

     35. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

     36. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

     37. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

     38. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

     39. All doors opening onto public corridors shall be kept closed, except when being used for ingress and egress.

     40. The requirements of lessees will be attended to only upon application to the Office of the Building.

     41. Canvassing, soliciting and peddling in the Building are prohibited and each lessee shall cooperate to prevent the same.

                                 PARKING RULES

     1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

     2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

     3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

     4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

     5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite locations(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

     6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

     7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

     8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

     9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

     10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

     11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

     12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

     13. Lessor or its agent may tow or otherwise remove any vehicles which are parked illegally in the parking areas, which are parked in the parking areas for more than seventy-two (72) consecutive hours without Lessor's prior written consent or which constitute a nuisance or annoyance to other users of the Office Building Project or parking areas. Such towing shall be at the sole cost and expense of the lessee which is in any way responsible for the presence of such vehicle in the parking area (for example, if the vehicle is parked by any particular lessee's invitee, customer or employer, such lessee shall be responsible for the cost of towing such vehicle).

                                  EXHIBIT J-1

Recording Requested By
And When Recorded Return To:

Lesley S. Wolf, Esq.
Gibson, Dunn & Crutcher
333 S. Grand Ave.
Los Angeles, California  90071

___________________________________________________________________

                (Space above this line for Recorder's use only)

                             MEMORANDUM OF OPTION

     This Memorandum of Option is being executed and recorded to reflect the fact that Fidelity Federal Bank, a Federal Savings Bank ("Optionor"), has granted Citadel Holding Corporation, a Delaware corporation, and its successors and assigns ("Optionee"), the option to purchase, which may be exercised by giving notice as provided therein for a period of time commencing on the date as of which this Memorandum is made, as provided below, and ending no later than August 4, 1995, that certain real property located in the County of Los Angeles, State of California, described on Exhibit "A" attached hereto, on the terms and conditions set forth in that certain Option Agreement made and entered into as of August 4, 1994 by and between Optionor and Optionee.

     In witness whereof, the undersigned have entered into this Memorandum of Option as of the 4th day of August, 1994.

                                  FIDELITY FEDERAL BANK, A Federal Savings Bank

                                  By:  ____________________________

                                       Its:  ______________________

                       (Signatures follow on next page)

                                         CITADEL HOLDING CORPORATION, a Delaware
                                         corporation

                                         By:  ________________________

                                              Its:  __________________

                                         By:  ________________________

                                              Its:  __________________

STATE OF CALIFORNIA     )
                        )
COUNTY OF LOS ANGELES   )


     On August __, 1994 before me, _________________________, a Notary Public, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     [SEAL]                            Signature ______________



STATE OF CALIFORNIA     )
                        )
COUNTY OF LOS ANGELES   )


     On August __, 1994 before me, _________________________, a Notary Public, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     Signature ______________

     [SEAL]

                                  EXHIBIT "A"

                            TO MEMORANDUM OF OPTION

                                  EXHIBIT J-2

Recording Requested By
And When Recorded Return To:

Lesley S. Wolf, Esq.
Gibson, Dunn & Crutcher
333 S. Grand Ave.
Los Angeles, California  90071

___________________________________________________________________

                (Space above this line for Recorder's use only)

                             MEMORANDUM OF OPTION

     This Memorandum of Option is being executed and recorded to reflect the fact that Fidelity Federal Bank, a Federal Savings Bank ("Optionor"), has granted Citadel Holding Corporation, a Delaware corporation, and its successors and assigns ("Optionee"), the option to purchase, which may be exercised by giving notice as provided therein for a period of time commencing on the date as of which this Memorandum is made, as provided below, and ending no later than August 4, 1995, that certain real property located in the County of Los Angeles, State of California, described on Exhibit "A" attached hereto, on the terms and conditions set forth in that certain Option Agreement made and entered into as of August 4, 1994 by and between Optionor and Optionee.

     In witness whereof, the undersigned have entered into this Memorandum of Option as of the 4th day of August, 1994.

                                  FIDELITY FEDERAL BANK, A Federal Savings Bank

                                  By:  ____________________________

                                       Its:  ______________________

                       (Signatures follow on next page)

                                         CITADEL HOLDING CORPORATION, a Delaware
                                         corporation

                                         By:  ________________________

                                              Its:  __________________

                                         By:  ________________________

                                              Its:  __________________

STATE OF CALIFORNIA     )
                        )
COUNTY OF LOS ANGELES   )


     On August __, 1994 before me, _________________________, a Notary Public, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     [SEAL]                            Signature ______________



STATE OF CALIFORNIA     )
                        )
COUNTY OF LOS ANGELES   )


     On August __, 1994 before me, _________________________, a Notary Public, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     Signature ______________

     [SEAL]

                                  EXHIBIT "A"

                            TO MEMORANDUM OF OPTION

                                  EXHIBIT K-1

                                                    Issuing Office: Chicago
                                                    Title Company
                                                    700 SOUTH FLOWER, SUITE 900
                                                    LOS ANGELES, CA 90017

CHICAGO TITLE COMPANY N B U
700 S. FLOWER, SUITE 900                            FAX:
BROADWAY PLAZA
LOS ANGELES, CALIFORNIA 90017

ATTN: REINA DUARTE                                  Your Ref: 600 N. BRAND

                                                    Order No. 9414176 - 62

Dated as of July 7, 1994 at 7:30 A.M.

In response to the above referenced application for a policy of title insurance,
                             CHICAGO TITLE COMPANY
hereby reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception in Schedule B or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.

The printed Exceptions and Exclusions from the coverage of said Policy or Policies are set forth in the attached list. Copies of the policy forms should be read. They are available from the office which issued this report.

THIS REPORT (AND ANY SUPPLEMENTS OR AMENDMENTS HERETO) IS ISSUED SOLELY FOR THE PURPOSE OF FACILITATING THE ISSUANCE OF A POLICY OF TITLE INSURANCE AND NO LIABILITY IS ASSUMED HEREBY. IF IT IS DESIRED THAT LIABILITY BE ASSUMED PRIOR TO THE ISSUANCE OF A POLICY OF TITLE INSURANCE, A BINDER OR COMMITMENT SHOULD BE REQUESTED.

The form of policy of title insurance contemplated by this report is:

                                                    Standard   Extended
                                                    Coverage   Coverage

California Land Title Association Standard
     Coverage Policy                                   [_]        [_]

American Land Title Association Owner's Policy         [_]        [X]

A.L.T.A. Residential Title Insurance Policy            [_]        [_]

American Land Title Association Loan Policy            [_]        [_]

Other:                                                 [_]        [_]


/s/ Richard Klein
- - --------------------------------------
Title Officer, RICHARD KLEIN  448-4365

Order No: 9414176 - 62

                                  SCHEDULE A

1. The estate or interest in the land hereinafter described or referred to covered by this report is:

A FEE

2. Title to said estate or interest at the date hereof is vested in:

FIDELITY FEDERAL SAVINGS AND LOAN ASSOCIATION, A UNITED STATES CORPORATION.

3. The land referred to in this report is situated in the State of California, County of LOS ANGELES and is described as follows:

LOTS 1, 2, 3, 4, 6, 7 AND 8 OF MCNUTT TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 160 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

Order No: 9414176 - 62

                                  SCHEDULE B

At the date hereof exceptions to coverage in addition to the printed Exceptions and Exclusions in the policy form designated on the face page of this report would be as follows:

A   1. PROPERTY TAXES, INCLUDING ANY ASSESSMENTS COLLECTED WITH TAXES, TO BE
       LEVIED FOR THE FISCAL YEAR 1994-95 WHICH ARE A LIEN NOT YET PAYABLE.

B   2. PROPERTY TAXES FOR THE FISCAL YEAR SHOWN BELOW ARE PAID. FOR INFORMATION
       PURPOSES THE AMOUNTS ARE:

       FISCAL YEAR:          1993-1994
       1ST INSTALLMENT:      $36,036.57
       2ND INSTALLMENT:      $36,036.55
       EXEMPTION:            $NONE
       CODE AREA:            4047
       ASSESSMENT NO:        5643-018-084

C   3. THE LIEN OF SUPPLEMENTAL OR ESCAPED ASSESSMENTS OF PROPERTY TAXES, IF
       ANY, MADE PURSUANT TO THE PROVISIONS OF PART 0.5, CHAPTER 3.5 OR PART 2, CHAPTER 3, ARTICLES 3 AND 4 RESPECTIVELY (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA AS A RESULT OF THE TRANSFER OF TITLE TO THE VESTEE NAMED IN SCHEDULE A; OR AS A RESULT OF CHANGES IN OWNERSHIP OR NEW CONSTRUCTION OCCURRING PRIOR TO DATE OF POLICY.

D   4. COVENANTS, CONDITIONS AND RESTRICTIONS (DELETING THEREFROM ANY
       RESTRICTIONS BASED ON RACE, COLOR OR CREED) AS SET FORTH IN THE DOCUMENT

       RECORDED:             IN BOOK 3005 PAGE 198 OF DEEDS

E      MODIFICATION(S) OF SAID COVENANTS, CONDITIONS AND RESTRICTIONS

       RECORDED:             IN BOOK 4066 PAGE 56 OF DEEDS

F   5. COVENANTS, CONDITIONS AND RESTRICTIONS (DELETING THEREFROM ANY
       RESTRICTIONS BASED ON RACE, COLOR OR CREED) AS SET FORTH IN THE DOCUMENT

       RECORDED:             IN BOOK 5947 PAGE 224, OF DEEDS

G   6. COVENANTS, CONDITIONS AND RESTRICTIONS (DELETING THEREFROM ANY
       RESTRICTIONS BASED ON RACE, COLOR OR CREED) AS SET FORTH IN THE DOCUMENT

       RECORDED:             IN BOOK 5269 PAGE 27, OF DEEDS

H   7. COVENANTS, CONDITIONS AND RESTRICTIONS (DELETING THEREFROM ANY

Order No. 9414176-62

                                  SCHEDULE B
                                  (continued)

         RESTRICTIONS BASED ON RACE, COLOR OR CREED) AS SET FORTH IN THE
         DOCUMENT

         RECORDED:           IN BOOK 6318 PAGE 201, OF DEEDS

I    8.  THE RIGHT OF SYLVESTER H. WELCH AND MABEL ANN WELCH, HIS WIFE, THEIR
         AGENTS, EMPLOYEES, TENANTS, OCCUPANCY AND SERVANTS, TO USE SAID LAND, FOR PURPOSE OF PARKING AUTOMOBILES BELONGING TO THEM, AS PROVIDED IN AGREEMENT BY AND BETWEEN SYLVESTER H. WELCH AND MABEL ANN WELCH, HIS WIFE, AND CHESTER L. ROBERTS AND HIS WIFE, RECORDED IN BOOK 21814 PAGE 295, OFFICIAL RECORDS.

         SAID MATTER AFFECTS: LOTS 1 AND 2.

J    9.  A LEASE AFFECTING THE PREMISES HEREIN DESCRIBED, EXECUTED BY AND
         BETWEEN THE PARTIES HEREIN NAMED, WITH CERTAIN TERMS, COVENANTS, CONDITIONS AND PROVISIONS SET FORTH THEREIN.

         LESSOR:             SYLVESTER H. WELCH AND MABREL ANN WELCH, HUSBAND
                             AND WIFE
         LESSEE:             FOSTER AND KLEISER DIVISION OF METROPOLITAN
                             BROADCASTING CORPORATION
         RECORDED:           SEPTEMBER 8, 1961 AS INSTRUMENT NO. 3912 IN BOOK
                             M-848 PAGE 283, OFFICIAL RECORDS

K THE PRESENT OWNERSHIP OF THE LEASEHOLD CREATED BY SAID LEASE AND OTHER MATTERS AFFECTING THE INTEREST OF THE LESSEE ARE NOT SHOWN HEREIN.

         AFFECTS: LOT 1.

M   10.  THE FACT THAT SAID LAND IS INCLUDED WITHIN A PROJECT AREA OF THE
         REDEVELOPMENT AGENCY SHOWN BELOW, AND THAT PROCEEDINGS FOR THE REDEVELOPMENT OF SAID PROJECT HAVE BEEN INSTITUTED UNDER THE REDEVELOPMENT LAW (SUCH REDEVELOPMENT TO PROCEED ONLY AFTER THE ADOPTION OF THE REDEVELOPMENT PLAN) AS DISCLOSED BY A DOCUMENT.

         REDEVELOPMENT
           AGENCY:           THE CENTRAL GLENDALE
         RECORDED:           AUGUST 17, 1972 AS INSTRUMENT NO. 2657, DECEMBER
                             17, 1975 AS INSTRUMENT NO. 2617, AS AMENDED
                             FEBRUARY 8, 1984 AS INSTRUMENT NO. 84-172648.

N   11.  AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO
         AS SET FORTH IN A DOCUMENT

         GRANTED TO:         CITY OF GLENDALE, A MUNICIPAL CORPORATION
         PURPOSE:            PUBLIC STREET

Order No: 9414176 - 62
Page 3
                                  SCHEDULE B
                                  (continued)


        RECORDED:  MAY 10, 1974 AS INSTRUMENT NO. 3715
        AFFECTS:   THOSE PORTIONS OF LOTS 1 AND 8, DESCRIBED AS FOLLOWS:

O BEGINNING AT THE SOUTHWESTERLY CORNER OF SAID LOT 1; THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID LOT 1 A DISTANCE OF 25.11 FEET TO A POINT OF CUSP WITH A TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 15.00 FEET; THENCE SOUTHERLY SOUTHEASTERLY AND EASTERLY ALONG SAID CURVE 23.68 FEET TO ITS POINT OF TANGENCY WITH A LINE PARALLEL WITH AND
        10.00 FEET NORTHERLY OF (MEASURED AT RIGHT ANGLES) THE SOUTHERLY LINE OF SAID LOTS 1 AND 8; THENCE EASTERLY ALONG SAID PARALLEL LINE TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHWESTERLY, HAVING A RADIUS OF
        15.00 FEET, AND ALSO BEING TANGENT TO THE EASTERLY LINE OF SAID LOT 8; THENCE EASTERLY, NORTHEASTERLY AND NORTHERLY ALONG SAID CURVE 23.45 FEET TO A POINT OF CUSP WITH SAID EASTERLY LINE; THENCE SOUTHERLY ALONG SAID EASTERLY LINE A DISTANCE OF 24.89 FEET TO THE SOUTH EASTERLY CORNER OF SAID LOT 8; THENCE WESTERLY ALONG SAID SOUTHERLY LINE OF LOTS 8 AND 1 TO THE POINT OF BEGINNING.

        THE ABOVE DESCRIBED PARCEL OF LAND TO BECOME A PART OF BRAND BOULEVARD, DORAN STREET, AND MARYLAND AVENUE.

P  12.  AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS
        SET FORTH IN A DOCUMENT

        GRANTED TO:  THE CITY OF GLENDALE, A MUNICIPAL CORPORATION, ITS
                     SUCCESSORS AND ASSIGNS

        PURPOSE: UNDERGROUND CONDUITS, CABLES, AND OTHER EQUIPMENT FOR THE DISTRIBUTION OF ELECTRICAL ENERGY AND FOR THE TRANSMISSION OF SOUND OR SIGNALS BY ELECTRICITY

        RECORDED:    FEBRUARY 24, 1976 AS INSTRUMENT NO. 2981

        AFFECTS:     ALL OF THOSE PORTIONS OF LOTS 2 AND 3, DESCRIBED AS
                     FOLLOWS:

Q A STRIP OF LAND OF A UNIFORM WIDTH OF 5.00 FEET, LYING 2.50 FEET ON EACH SIDE OF, PARALLEL AND CONTIGUOUS TO THE FOLLOWING DESCRIBED CENTERLINE:

        BEGINNING AT A POINT IN THE WESTERLY LINE OF LOT 2, DISTANT NORTHERLY THEREON 10.00 FEET FROM THE SOUTHWESTERLY CORNER THEREOF; THENCE NORTH 89 DEGREES 26 MINUTES EAST 125.38 FEET; THENCE NORTH 0 DEGREES 08 MINUTES WEST 85.00 FEET AND THE END OF SAID 5.00 FOOT STRIP;

        AND ALL OF THOSE PORTIONS OF LOTS 3, 4 AND 6 OF THE McNUTT TRACT, AS PER MAP RECORDED IN BOOK 11 PAGE 160, OF MAPS, RECORDS OF LOS ANGELES COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

Order No: 9414176 - 62

                                  SCHEDULE B
                                  (continued)

         BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 6; THENCE EASTERLY ALONG THE NORTHERLY LINE OF SAID LOT 6 A DISTANCE OF 5.00 FEET; THENCE SOUTH 0 DEGREES 08 MINUTES EAST 5.00 FEET; THENCE SOUTH 89 DEGREES 26 MINUTES WEST 22.00 FEET; THENCE NORTH 0 DEGREES 08 MINUTES WEST 39.00 FEET; THENCE NORTH 89 DEGREES 26 MINUTES EAST 17.00 FEET MORE OR LESS TO THE EASTERLY LINE OF LOT 4 OF SAID McNUTT TRACT; THENCE SOUTH ALONG SAID EASTERLY LINE OF LOT 4, 34.00 FEET MORE OR LESS TO THE POINT OF BEGINNING.

R    13. A DOCUMENT ENTITLED "NOTICE OF ASSESSMENT", DATED NOVEMBER 12, 1986
         EXECUTED BY CITY OF GLENDALE, CALIFORNIA, SUBJECT TO ALL THE TERMS, PROVISIONS AND CONDITIONS THEREIN CONTAINED, RECORDED NOVEMBER 17, 1986 AS INSTRUMENT NO. 86-1587432.

S    14. ANY CLAIM, WHICH ARISES OUT OF THE TRANSACTION VESTING IN THE INSURED
         THE ESTATE OR INTEREST BY THIS POLICY, BY REASON OF THE OPERATION OF FEDERAL BANKRUPTCY, STATE INSOLVENCY, OR SIMILAR CREDITORS' RIGHTS LAWS.

T    15. ANY CLAIM, WHICH ARISES OUT OF THE TRANSACTION CREATING THE INTEREST OF
         THE MORTGAGE INSURED BY THIS POLICY, BY REASON OF THE OPERATION OF FEDERAL BANKRUPTCY, STATE INSOLVENCY, OR SIMILAR CREDITORS, RIGHTS LAWS.

U    16. MATTERS WHICH MAY BE DISCLOSED BY AN INSPECTION OR SURVEY OF SAID LAND
         OR BY INQUIRY OF THE PARTIES IN POSSESSION THEREOF.

V AN INSPECTION OF SAID LAND HAS BEEN ORDERED; UPON ITS COMPLETION WE WILL ADVISE YOU OF OUR FINDINGS.

W NOTE NO. 1: THERE ARE NO CONVEYANCES AFFECTING SAID LAND, RECORDED WITHIN SIX (6) MONTHS OF THE DATE OF THIS REPORT.

X NOTE NO. 2: THE CHARGE FOR A POLICY OF TITLE INSURANCE, WHEN ISSUED THROUGH THIS TITLE ORDER, WILL BE BASED ON THE BASIC (NOT SHORT-TERM) TITLE INSURANCE RATE.

Y NOTE NO. 3: IF THIS COMPANY IS REQUESTED TO DISBURSE FUNDS IN CONNECTION WITH THIS TRANSACTION, CHAPTER 598, STATUTES OF 1989 MANDATES HOLD PERIODS FOR CHECKS DEPOSITED TO ESCROW OR SUB-ESCROW ACCOUNTS. THE MANDATORY HOLD PERIOD FOR CASHIER'S CHECKS, CERTIFIED CHECKS AND TELLER'S CHECKS IS ONE BUSINESS DAY AFTER THE DAY DEPOSITED. OTHER CHECKS REQUIRE A HOLD PERIOD OF FROM TWO TO FIVE BUSINESS DAYS AFTER THE DAY DEPOSITED. IN THE EVENT THAT THE PARTIES TO THE CONTEMPLATED TRANSACTION WISH TO RECORD PRIOR TO THE TIME THAT THE FUNDS ARE AVAILABLE FOR DISBURSEMENT (AND SUBJECT TO COMPANY APPROVAL), THE COMPANY WILL REQUIRE THE PRIOR WRITTEN CONSENT OF THE PARTIES. UPON REQUEST, A FORM ACCEPTABLE TO THE COMPANY AUTHORIZING SAID EARLY RECORDING MAY BE PROVIDED TO ESCROW FOR EXECUTION.

         WIRE TRANSFERS

Order No: 9414176 - 62

                                  SCHEDULE B
                                  (continued)

            THERE IS NO MANDATED HOLD PERIOD FOR FUNDS DEPOSITED BY CONFIRMED WIRE TRANSFER. THE COMPANY MAY DISBURSE SUCH FUNDS THE SAME DAY.

         IN THE EVENT YOUR TRANSACTION IS BEING ESCROWED BY A CHICAGO TITLE OFFICE, THEN CONTACT SHOULD BE MADE WITH THAT OFFICE TO OBTAIN CORRECT WIRING INSTRUCTIONS. FAILURE TO DO SO COULD RESULT IN A DELAY IN THE RECEIPT OF FUNDS AND SUBSEQUENT CLOSING OF YOUR TRANSACTION.

            CHICAGO TITLE WILL DISBURSE BY WIRE (WIRE-OUT) ONLY COLLECTED FUNDS OR FUNDS RECEIVED BY CONFIRMED WIRE (WIRE-IN). THE FEE FOR EACH WIRE-OUT IS $25.00. THE COMPANY'S WIRE-IN INSTRUCTIONS ARE:

               WIRE-IN INSTRUCTIONS FOR BANK OF AMERICA

               TO:  CHICAGO TITLE
                    ACCOUNT #12358-50729 ROSEMEAD SUBESCROW
                    BANK OF AMERICA
                    1850 GATEWAY BLVD.
                    CONCORD, CA 94520
                    ABA #121000358

               FOR THE CREDIT OF:

                    CHICAGO TITLE COMPANY
                    1717 WALNUT GROVE
                    ROSEMEAD, CA 91770

               REFERENCE ORDER NO.: 009414176

Z NOTE NO. 4: WHEN THIS TITLE ORDER CLOSES AND IF CHICAGO TITLE IS HANDLING LOAN PROCEEDS THROUGH SUB-ESCROW, ALL TITLE CHARGES AND EXPENSES NORMALLY BILLED, WILL BE DEDUCTED FROM THOSE LOAN PROCEEDS (TITLE CHARGES AND EXPENSES WOULD INCLUDE TITLE PREMIUMS, ANY TAX OR BOND ADVANCES, DOCUMENTARY TRANSFER TAX AND RECORDING FEES, ETC.).

AA NOTE NO. 5: FOR YOUR INFORMATION, PLEASE NOTE THAT EFFECTIVE JULY 1, 1994 ALL DOCUMENTS TO BE RECORDED IN CALIFORNIA MUST CONFORM TO THE
         FOLLOWING:

            (A) A PAGE FOR THE PURPOSE OF RECORDING SHALL BE ONE PRINTED SIDE OF A SINGLE PIECE OF PAPER WHICH IS 8-1/2 INCHES BY 11 INCHES. IF A PAGE CONFORMS TO THIS 8-1/2" X 11" REQUIREMENT, NO EXTRA FEE WILL BE CHARGED FOR RECORDING.

            (B) A SHEET SHALL BE ONE PRINTED SIDE OF A SINGLE PIECE OF PAPER.

Order No: 9414176-62

                                  SCHEDULE B
                                  (continued)

              WHICH IS NOT EXACTLY 8-1/2 INCHES BY 11 INCHES BUT NOT GREATER THAN 8-1/2 INCHES BY 14 INCHES.

              (C) IF A PAGE OR SHEET DOES NOT CONFORM TO THE DIMENSIONS OF 8-1/2 INCHES BY 11 INCHES THE RECORDER SHALL CHARGE $3.00 EXTRA PER PAGE OR SHEET OF THE DOCUMENT.

         THESE CHANGES ARE PURSUANT TO GOVERNMENT CODE SECTIONS 27201, 27361, AND 27361.5 WHICH WERE ENACTED IN THE 1992 LEGISLATIVE SESSION TO BE EFFECTIVE JULY 1, 1994.

AB NOTE NO. 6: BEFORE ISSUING ANY POLICY OF TITLE INSURANCE, THIS COMPANY WILL REQUIRE THAT A FULL COPY OF ANY UNRECORDED LEASE REFERRED TO HEREIN BE FURNISHED TO THIS COMPANY, TOGETHER WITH ALL SUPPLEMENTS, ASSIGNMENTS AND AMENDMENTS, BEFORE ISSUING ANY POLICY OF TITLE INSURANCE.

AC NOTE NO. 7: THIS COMPANY WILL REQUIRE THAT AN ALTA SURVEY OF SAID LAND, SATISFACTORY TO THIS COMPANY, BE SUBMITTED. IT IS RECOMMENDED THAT THE SURVEYOR CONTACT THIS COMPANY PRIOR TO STARTING THE SURVEY.

AD NOTE NO. 8: BEFORE ISSUING ITS POLICY OF TITLE INSURANCE, THIS COMPANY WILL REQUIRE EVIDENCE, SATISFACTORY TO THE COMPANY, THAT FIDELITY FEDERAL SAVINGS AND LOAN ASSOCIATION, A UNITED STATES CORPORATION IS VALIDLY FORMED AND IN GOOD STANDING ON THE DATE WHEN DOCUMENTS IN THIS TRANSACTION ARE TO BE EXECUTED.

         ANY INSTRUMENT IN WRITING IN THE NAME OF THE CORPORATION WILL BE SUFFICIENT FOR TITLE INSURANCE PURPOSES IF, PURSUANT TO SECTION 5212 OF THE CALIFORNIA CORPORATIONS CODE, IT IS SIGNED AND ACKNOWLEDGED BY ANY ONE OF THE FOLLOWING OFFICERS:

              . THE CHAIRMAN OF THE BOARD OF DIRECTORS,
              . THE PRESIDENT,
              . ANY VICE PRESIDENT

         AND PROVIDED IT IS ALSO SIGNED BY ANY ONE OF THE FOLLOWING ADDITIONAL
         OFFICERS:

              . THE SECRETARY,
              . ANY ASSISTANT SECRETARY,
              . CHIEF FINANCIAL OFFICER,
              . ASSISTANT TREASURER

         ANY DEVIATION FROM THE ABOVE WILL REQUIRE THE SUBMISSION TO THIS COMPANY OF A RESOLUTION OF THE GOVERNING BODY OF SAID CORPORATION AUTHORIZING THE TRANSACTION FOR WHICH THIS REPORT HAS BEEN REQUESTED, TOGETHER WITH A COPY OF SUCH CORPORATION'S BY-LAWS. THE RESOLUTION TO DESIGNATE AS WELL,

Order No: 9414176-62

Page 7

                                  SCHEDULE B
                                  (continued)

THE OFFICERS AUTHORIZED TO EXECUTE ON THE CORPORATION'S BEHALF.


PLATS
RK/JDF

                        CHICAGO TITLE INSURANCE COMPANY


                              Ref:  600 N. Brand

                            Order No.:  9414176-62




                              [MAP INSERTED HERE]

                                  EXHIBIT K-2

                              PRELIMINARY REPORT

                        CHICAGO TITLE INSURANCE COMPANY

                                                    Title Company
                                                    700 SOUTH FLOWER, SUITE 900
                                                    LOS ANGELES, CA 90017

CHICAGO TITLE COMPANY N B U
700 S. FLOWER, SUITE 900                            FAX:
BROADWAY PLAZA
LOS ANGELES, CALIFORNIA 90017

ATTN: REINA DUARTE                                  Your Ref: VENTURA BLVD

                                                    Order No. 9414177 - 62

Dated as of July 7, 1994 at 7:30 A.M.

In response to the above referenced application for a policy of title insurance,
                             CHICAGO TITLE COMPANY
hereby reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception in Schedule B or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.

The printed Exceptions and Exclusions from the coverage of said Policy or Policies are set forth in the attached list. Copies of the policy forms should be read. They are available from the office which issued this report.

THIS REPORT (AND ANY SUPPLEMENTS OR AMENDMENTS HERETO) IS ISSUED SOLELY FOR THE PURPOSE OF FACILITATING THE ISSUANCE OF A POLICY OF TITLE INSURANCE AND NO LIABILITY IS ASSUMED HEREBY. IF IT IS DESIRED THAT LIABILITY BE ASSUMED PRIOR TO THE ISSUANCE OF A POLICY OF TITLE INSURANCE, A BINDER OR COMMITMENT SHOULD BE REQUESTED.

The form of policy of title insurance contemplated by this report is:

                                                    Standard   Extended
                                                    Coverage   Coverage

California Land Title Association Standard
     Coverage Policy                                   [_]        [_]

American Land Title Association Owner's Policy         [_]        [X]

A.L.T.A. Residential Title Insurance Policy            [_]        [_]

American Land Title Association Loan Policy            [_]        [_]

Other:                                                 [_]        [_]


/s/ Richard Klein
- - --------------------------------------
Title Officer, RICHARD KLEIN  448-4365

                                  Exhibit K-2

                                  SCHEDULE A

1. The estate or interest in the land hereinafter described or referred to covered by this report is:

A FEE

2. Title to said estate or interest at the date hereof is vested in:

FIDELITY FEDERAL SAVINGS AND LOAN ASSOCIATION, A CORPORATION.

3. The land referred to in this report is situated in the State of California, County of LOS ANGELES and is described as follows:

PARCEL A, OF PARCEL MAP L.A. NO. 3971, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 97 PAGE 87 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                  SCHEDULE B

At the date hereof exceptions to coverage in addition to the printed Exceptions and Exclusions in the policy form designated on the face page of this report would be as follows:

A   1. PROPERTY TAXES, INCLUDING ANY ASSESSMENTS COLLECTED WITH TAXES, TO BE
       LEVIED FOR THE FISCAL YEAR 1994-95 WHICH ARE A LIEN NOT YET PAYABLE.

B   2. PROPERTY TAXES FOR THE FISCAL YEAR SHOWN BELOW ARE PAID. FOR INFORMATION
       PURPOSES THE AMOUNTS ARE:

       FISCAL YEAR:          1993-1994
       1ST INSTALLMENT:      $23,870.55
       2ND INSTALLMENT:      $23,870.53
       EXEMPTION:            $NONE
       CODE AREA:            0013
       ASSESSMENT NO:        2265-014-011

C   3. THE LIEN OF SUPPLEMENTAL OR ESCAPED ASSESSMENTS OF PROPERTY TAXES, IF
       ANY, MADE PURSUANT TO THE PROVISIONS OF PART 0.5, CHAPTER 3.5 OR PART 2, CHAPTER 3, ARTICLES 3 AND 4 RESPECTIVELY (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA AS A RESULT OF THE TRANSFER OF TITLE TO THE VESTEE NAMED IN SCHEDULE A; OR AS A RESULT OF CHANGES IN OWNERSHIP OR NEW CONSTRUCTION OCCURRING PRIOR TO DATE OF POLICY.

D   4. THE PROVISIONS IN A DEED PROHIBITING THE BUYING, SELLING OR HANDLING OF
       INTOXICATING LIQUORS ON SAID LAND,

       RECORDED:             IN BOOK 6103 PAGE 69 OF DEEDS

E SAID COVENANTS, CONDITIONS AND RESTRICTIONS PROVIDE THT A VIOLATION THEREOF SHALL NOT DEFEAT THE LIEN OF ANY MORTGAGE OR DEED OR TRUST MADE IN GOOD FAITH AND FOR VALUE.

F   5. A COVENANT AND AGREEMENT UPON AND SUBJECT TO THE TRMS AND CONDITIONS
       THEREIN

       EXECUTED BY:          LENA CLINITE AND ROSE DEYORIO AND ANTHONY MASCIOTRA
                             AND PASQUELINE RAESSLER TRUSTEES OF THE MASCIOTRA
                             FAMILY TRUST
       IN FAVOR OF:          CITY OF LOS ANGELES
       RECORDED:             FEBRUARY 25, 1974 AS INSTRUMENT NO. 3149

       REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

G      AMONG OTHER THINGS, SAID DOCUMENT PROVIDES:

                                  SCHEDULE B
                                  (continued)

         THAT IN CONSIDERATION OF THE APPROVAL OF TENTATIVE TRACT NO. 29614 BY THE ADVISORY AGENCY, WE DO HEREBY PROMISE, COVENANT AND AGREE TO AND WITH THE CITY OF LOS ANGELES AND THE ADVISORY AGENCY OF SAID CITY THAT TO THE EXTENT OF OUR INTEREST, WE AGREE THAT SAID PROPERTY WILL NEVER BE DEVELOPED FOR RESIDENTIAL USE, UNLESS THE REQUIRED DEDICATION OF LAND FOR PARK AND RECREATIONAL PURPOSES OR THE PAYMENT OF FEES IN LIEU THEREOF HAS BEEN MADE.

H THIS COVENANT AND AGREEMENT SAHLL RUN WITH THE LAND AND SHALL BE BINDING UPON ANY FUTURE OWNERS, ENCUMBRANCERS, THEIR SUCCESSORS, HEIRS OR ASSIGNS AND SHALL CONTINUE IN EFFECT UNTIL THE PROPER GOVERNMENT AGENCY APPROVES ITS TERMINATION.

I    6.  A COVENANT AND AGREEMENT UPON AND SUBJECT TO THE TERMS AND CONDITIONS
         THEREIN

         EXECUTED BY:        ANTHONY MASCIOTRA AND PASQUELINE RAESSLER,
                             TRUSTEES, ROSE DI YORIO AND LENA CLINITE

         IN FAVOR OF:        CITY OF LOS ANGELES

         RECORDED:           FEBRUARY 25, 1974 AS INSTRUMENT NO. 3150

         REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

J        AMONG OTHER THINGS, SAID DOCUMENT PROVIDES:

         SAID OWNERS HEREBY COVENANT AND AGREE TO AND WITH SAID CITY OF LOS ANGELES TO SUBMIT FOUR COPIES OF A PARKING AREA AND DRIVEWAY PLAN OVER TRACT NO. 29614, TO THE APPROPRIATE DISTRICT OFFICE OF THE BUREAU OF ENGINEERING FOR APPROVAL AND FOR COORDINATION AND REVIEW WITH THE TRAFFIC DEPARTMENT AND THE DEPARTMENT OF BUILDING AND SAFETY, PRIOR TO THE ISSUANCE OF BUILDING PERMITS.


K THIS COVENANT AND AGREEMENT SHALL RUN WITH THE LAND AND SHALL BE BINDING UPON ANY FUTURE OWNERS, ENCUMBRANCERS, THEIR SUCCESSORS, HEIRS OR ASSIGNS AND SHALL CONTINUE IN EFFECT UNTIL THE PROPER GOVERNMENT AGENCY APPROVES ITS TERMINATION.

L. 7. A COVENANT AND AGREEMENT UPON AND SUBJECT TO THE TERMS AND CONDITIONS THEREIN

         EXECUTED BY:        THE OAKS, A LIMITED PARTNERSHIP
         IN FAVOR OF:        CITY OF LOS ANGELES
         RECORDED:           JULY 13, 1978 AS INSTRUMENT NO. 78-762894

         REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

M.       AMONG OTHER THINGS, SAID DOCUMENT PROVIDES:

                                  SCHEDULE B
                                  (continued)

         REGARDING MAINTENANCE OF YARDS FOR AN OVERSIZED BUILDING.

N THIS COVENANT AND AGREEMENT SHALL RUN WITH THE LAND AND SHALL BE BINDING UPON ANY FUTURE OWNERS, ENCUMBRANCES, THEIR SUCCESSORS, HEIRS OR ASSIGNS AND SHALL CONTINUE IN EFFECT UNTIL THE PROPER GOVERNMENT AGENCY APPROVES ITS TERMINATION.

O     8. AN UNRECORDED LEASE AFFECTING THE PREMISES HEREIN DESCRIBED, EXECUTED
         BY AND BETWEEN THE PARTIES HEREIN NAMED, WITH CERTAIN TERMS, COVENANTS, CONDITIONS AND PROVISIONS SET FORTH THEREIN

         LESSOR:            THE OAKS, A LIMITED PARTNERSHIP
         LESSEE:            INTEGRITY ENTERTAINMENT CORP., A DELAWARE
                            CORPORATION
         DISCLOSED BY:      MEMORANDUM OF LEASE
         RECORDED:          AUGUST 23, 1978 AS INSTRUMENT NO. 78-933961

P        AMONG OTHER THINGS SAID LEASE PROVIDES FOR:

         TENANT HAS AN OPTION TO EXTEND THE LEASE FOR AN ADDITIONAL PERIOD OF FIVE (5) YEARS.

Q THE PRESENT OWNERSHIP OF THE LEASEHOLD CREATED BY SAID LEASE AND OTHER MATTERS AFFECTING THE INTEREST OF THE LESSEE ARE NOT SHOWN HEREIN.

         AFFECTS:  THIS AND OTHER PROPERTY.

S     9. AN UNRECORDED LEASE AFFECTING THE PREMISES HEREIN DESCRIBED, EXECUTED
         BY AND BETWEEN THE PARTIES HEREIN NAMED, WITH CERTAIN TERMS, COVENANTS, CONDITIONS AND PROVISIONS SET FORTH THEREIN

         LESSOR:            THE OAKS, A LIMITED PARTNERSHIP
         LESSEE:            EL TORITO-LA FIESTA RESTAURANTS, INC., A CALIFORNIA
                            CORPORATION
         DISCLOSED BY:      MEMORANDUM OF LEASE
         RECORDED:          OCTOBER 10, 1978 AS INSTRUMENT NO. 78-1125345

T THE PRESENT OWNERSHIP OF THE LEASEHOLD CREATED BY SAID LEASE AND OTHER MATTERS AFFECTING THE INTEREST OF THE LESSEE ARE NOT SHOWN HEREIN.

U    10. A NOTICE OF BUILDING(S), STRUCTURE(S) OR PREMISES CLASSIFIED AS (A)
         SUBSTANDARD BUILDING(S) PURSUANT TO THE PROVISIONS OF DIVISION 89 OF
         ARTICLE 1 OF CHAPTER IX OF THE LOS ANGELES MUNICIPAL CODE, BY THE DEPARTMENT OF BUILDING AND SAFETY.

         RECORDED:          JUNE 27, 1994 AS INSTRUMENT NO. 94-1220278

                                  SCHEDULE B
                                  (continued)

V    11. ANY CLAIM, WHICH ARISES OUT OF THE TRANSACTION VESTING IN THE INSURED
         THE ESTATE OR INTEREST INSURED BY THIS POLICY, BY REASON OF THE OPERATION OF FEDERAL BANKRUPTCY, STATE INSOLVENCY, OR SIMILAR CREDITORS' RIGHTS LAWS.

W    12. ANY CLAIM, WHICH ARISES OUT OF THE TRANSACTION CREATING THE INTEREST
         OF THE MORTGAGE INSURED BY THIS POLICY, BY REASON OF THE OPERATION OF FEDERAL BANKRUPTCY, STATE INSOLVENCY, OR SIMILAR CREDITORS, RIGHTS LAWS.

X    13. MATTERS WHICH MAY BE DISCLOSED BY AN INSPECTION OR SURVEY OF SAID LAND
         OR BY INQUIRY OF THE PARTIES IN POSSESSION THEREOF.

Y AN INSPECTION OF SAID LAND HAS BEEN ORDERED; UPON ITS COMPLETION WE WILL ADVISE YOU OF OUR FINDINGS.

Z    14. WATER RIGHTS, CLAIMS OR TITLE TO WATER, WHETHER OR NOT SHOWN BY THE
         PUBLIC RECORDS.

AA NOTE NO. 1: THERE ARE NO CONVEYANCES AFFECTING SAID LAND, RECORDED WITHIN SIX (6) MONTHS OF THE DATE OF THIS REPORT.

AB NOTE NO. 2: THE CHARGE FOR A POLICY OF TITLE INSURANCE, WHEN ISSUED THROUGH THIS TITLE ORDER, WILL BE BASED ON THE BASIC (NOT SHORT-TERM) TITLE INSURANCE RATE.

AC NOTE NO. 3: IF THIS COMPANY IS REQUESTED TO DISBURSE FUNDS IN CONNECTION WITH THIS TRANSACTION, CHAPTER 598, STATUTES OF 1989 MANDATES HOLD PERIODS FOR CHECKS DEPOSITED TO ESCROW OR SUB-ESCROW ACCOUNTS. THE MANDATORY HOLD PERIOD FOR CASHIER'S CHECKS, CERTIFIED CHECKS AND TELLER'S CHECKS IS ONE BUSINESS DAY AFTER THE DAY DEPOSITED. OTHER CHECKS REQUIRE A HOLD PERIOD OF FROM TWO TO FIVE BUSINESS DAYS AFTER THE DAY DEPOSITED. IN THE EVENT THAT THE PARTIES TO THE CONTEMPLATED TRANSACTION WISH TO RECORD PRIOR TO THE TIME THAT THE FUNDS ARE AVAILABLE FOR DISBURSEMENT (AND SUBJECT TO COMPANY APPROVAL), THE COMPANY WILL REQUIRE THE PRIOR WRITTEN CONSENT OF THE PARTIES. UPON REQUEST, A FORM ACCEPTABLE TO THE COMPANY AUTHORIZING SAID EARLY RECORDING MAY BE PROVIDED TO ESCROW FOR EXECUTION.

         WIRE TRANSFERS

             THERE IS NO MANDATED HOLD PERIOD FOR FUNDS DEPOSITED BY CONFIRMED WIRE TRANSFER. THE COMPANY MAY DISBURSE SUCH FUNDS THE SAME DAY.

         IN THE EVENT YOUR TRANSACTION IS BEING ESCROWED BY A CHICAGO TITLE OFFICE, THEN CONTACT SHOULD BE MADE WITH THAT OFFICE TO OBTAIN CORRECT WIRING INSTRUCTIONS. FAILURE TO DO SO COULD RESULT IN A DELAY IN THE RECEIPT OF FUNDS AND SUBSEQUENT CLOSING OF YOUR TRANSACTION.

                                  SCHEDULE B
                                  (continued)

         CHICAGO TITLE WILL DISBURSE BY WIRE (WIRE-OUT) ONLY COLLECTED FUNDS OR FUNDS RECEIVED BY CONFIRMED WIRE (WIRE-IN). THE FEE FOR EACH WIRE-OUT IS $25.00. THE COMPANY'S WIRE-IN INSTRUCTIONS ARE:

               WIRE-IN INSTRUCTIONS FOR BANK OF AMERICA

               TO:  CHICAGO TITLE
                    ACCOUNT #12358-50729 ROSEMEAD SUBESCROW
                    BANK OF AMERICA
                    1850 GATEWAY BLVD.
                    CONCORD, CA 94520
                    ABA #121000358

               FOR THE CREDIT OF:

                    CHICAGO TITLE COMPANY
                    1717 WALNUT GROVE
                    ROSEMEAD, CA 91770

               REFERENCE ORDER NO.: 009414177

AD NOTE NO. 4: WHEN THIS TITLE ORDER CLOSES AND IF CHICAGO TITLE IS HANDLING LOAN PROCEEDS THROUGH SUB-ESCROW, ALL TITLE CHARGES AND EXPENSES NORMALLY BILLED, WILL BE DEDUCTED FROM THOSE LOAN PROCEEDS (TITLE CHARGES AND EXPENSES WOULD INCLUDE TITLE PREMIUMS, ANY TAX OR BOND ADVANCES, DOCUMENTARY TRANSFER TAX AND RECORDING FEES, ETC.).

AE NOTE NO. 5: BEFORE ISSUING ANY POLICY OF TITLE INSURANCE, THIS COMPANY WILL REQUIRE THAT A FULL COPY OF ANY UNRECORDED LEASE REFERRED TO HEREIN BE FURNISHED TO THIS COMPANY, TOGETHER WITH ALL SUPPLEMENTS, ASSIGNMENTS AND AMENDMENTS, BEFORE ISSUING ANY POLICY OF TITLE INSURANCE.

AF NOTE NO. 6: BEFORE ISSUING ITS POLICY OF TITLE INSURANCE, THIS COMPANY WILL REQUIRE EVIDENCE, SATISFACTORY TO THE COMPANY, THAT FIDELITY FEDERAL SAVINGS AND LOAN ASSOCIATION, A CORPORATION IS VALIDLY FORMED AND IN GOOD STANDING ON THE DATE WHEN DOCUMENTS IN THIS TRANSACTION ARE TO BE EXECUTED.

         ANY INSTRUMENT IN WRITING IN THE NAME OF THE CORPORATION WILL BE SUFFICIENT FOR TITLE INSURANCE PURPOSES IF, PURSUANT TO SECTION 5212 OF THE CALIFORNIA CORPORATIONS CODE, IT IS SIGNED AND ACKNOWLEDGED BY ANY ONE OF THE FOLLOWING OFFICERS:

         .  THE CHAIRMAN OF THE BOARD OF DIRECTORS,
         .  THE PRESIDENT,
         .  ANY VICE PRESIDENT

                                  SCHEDULE B
                                  (continued)

         AND PROVIDED IT IS ALSO SIGNED BY ANY ONE OF THE FOLLOWING ADDITIONAL
         OFFICERS:

             . THE SECRETARY,
             . ANY ASSISTANT SECRETARY,
             . CHIEF FINANCIAL OFFICER,
             . ASSISTANT TREASURER.

         ANY DEVIATION FROM THE ABOVE WILL REQUIRE THE SUBMISSION TO THIS COMPANY OF A RESOLUTION OF THE GOVERNING BODY OF SAID CORPORATION AUTHORIZING THE TRANSACTION FOR WHICH THIS REPORT HAS BEEN REQUESTED, TOGETHER WITH A COPY OF SUCH CORPORATION'S BY-LAWS. THE RESOLUTION TO DESIGNATE AS WELL, THE OFFICERS AUTHORIZED TO EXECUTE ON THE CORPORATION'S BEHALF.

AG NOTE NO. 7: THIS COMPANY WILL REQUIRE THAT AN ALTA SURVEY OF SAID LAND, SATISFACTORY TO THIS COMPANY, BE SUBMITTED. IT IS RECOMMENDED THAT THE SURVEYOR CONTACT THIS COMPANY PRIOR TO STARTING THE SURVEY.

AH NOTE NO. 8: FOR YOUR INFORMATION, PLEASE NOTE THAT EFFECTIVE JULY 1, 1994 ALL DOCUMENTS TO BE RECORDED IN CALIFORNIA MUST CONFORM TO THE
         FOLLOWING:

             (A) A PAGE FOR THE PURPOSE OF RECORDING SHALL BE ONE PRINTED SIDE OF A SINGLE PIECE OF PAPER WHICH IS 8-1/2 INCHES BY 11 INCHES. IF A PAGE CONFORMS TO THIS 8-1/2" X 11" REQUIREMENT, NO EXTRA FEE WILL BE CHARGED FOR RECORDING.

             (B) A SHEET SHALL BE ONE PRINTED SIDE OF A SINGLE PIECE OF PAPER WHICH IS NOT EXACTLY 8-1/2 INCHES BY 11 INCHES BUT NOT GREATER THAN 8-1/2 INCHES BY 14 INCHES.

             (C) IF A PAGE OR SHEET DOES NOT CONFORM TO THE DIMENSIONS OF 8-1/2 INCHES BY 11 INCHES THE RECORDER SHALL CHARGE $3.00 EXTRA PER PAGE OR SHEET OF THE DOCUMENT.

         THESE CHANGES ARE PURSUANT TO GOVERNMENT CODE SECTIONS 27201, 27361, AND 27361.5 WHICH WERE ENACTED IN THE 1992 LEGISLATIVE SESSION TO BE EFFECTIVE JULY 1, 1994.

         PLATS
         RK/JDF

                        CHICAGO TITLE INSURANCE COMPANY


                              Ref:  Ventura Blvd.

                            Order No.:  9414177-62


                              [MAP INSERTED HERE]

                           PARCEL MAP L.A. NO. 3971

                          IN THE CITY OF LOS ANGELES
                              STATE OF CALIFORNIA

                           FOR SUBDIVISION PURPOSES

            BEING A SUBDIVISION OF LOT 3, TRACT NO. 29614, PER MAP FILED IN BOOK 839, PAGES 62 TO 64 INCLUSIVE OF MAPS,
            RECORDS OF LOS ANGELES COUNTY.



           [CITY ENGINEER'S CERTIFICATE (PARCEL MAP) INSERTED HERE]

                   LIST OF PRINTED EXCEPTIONS AND EXCLUSIONS

       CALIFORNIA LAND TITLE ASSOCIATION STANDARD COVERAGE POLICY - 1990

                           EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys' fees or expenses which arise by reason of:

1. (a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

   (b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2. Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.     Defects, liens, encumbrances, adverse claims or other matters:

   (a) whether or not recorded in the public records at Date of Policy, but created, suffered, assumed or agreed to by the insured claimant;

   (b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

   (c) resulting in no loss or damage to the insured claimant;

   (d) attaching or created subsequent to Date of Policy; or

   (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the insured mortgage or the estate or interest insured by this policy.

4. Unenforceability of the lien of the insured mortgage because of the inability or failure of the insured at Date of Policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with applicable doing business laws of the state in which the land is situated.

5. Invalidity or unenforceability of the lien of the insured mortgage, or claim thereof, which arises out of the transaction evidenced by the insured mortgage and is based upon usury or any consumer credit protection or truth-in-lending law.

6. Any claim, which arises out of the transaction vesting in the insured the estate or interest insured by this policy or the transaction creating the interest of the insured lender, by reason of the operation of federal bankruptcy, state insolvency or similar creditors' rights laws.

- - --------------------------------------------------------------------------------

                           EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

1. Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

   Proceedings by a public agency which may result in taxes or assessments, or notices of such proceedings, whether or not shown by the records of such agency or by the public records.

2. Any facts, rights, interests or claims which are not shown by the public records but which could be ascertained by an inspection of the land or which may be asserted by persons in possession thereof.

3. Easements, liens or encumbrances, or claims thereof, which are not shown by the public records.

4. Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by the public records.

5. (a) Unpatented mining claims; (b) reservations or exceptions in patents or in Acts authorizing the issuance thereof; (c) water rights, claims or title to water, whether or not the matters excepted under (a), (b) or (c) are shown by the public records.

  AMERICAN LAND TITLE ASSOCIATION RESIDENTIAL TITLE INSURANCE POLICY (6-1-87)

                                  EXCLUSIONS

In addition to the exceptions in Schedule B, you are not insured against loss, costs, attorney's fees and expenses resulting from:

        1. Governmental police power, and the existence or violation of any law or government regulation. This includes building and zoning ordinances and also laws and regulation concerning:
               . land use                            . land division
               . improvements on the land            . environmental protection

        This exclusion does not apply to the violations or the enforcement of these matters which appear in the public records at Policy Date.
        This exclusion does not limit the zoning coverage described in Items 12 and 13 of Covered Title Risks.

        2. The right to take the land by condemning it, unless:
               . a notice of exercising the right appears in the public records on the Policy Date
               . the taking happened prior to the Policy Date and is binding on you if you bought the land without knowing of the taking

        3. Title Risks:
               . that are created, allowed, or agreed to by you
               . that are known to you, but not to us, on the Policy Date--
                 unless they appeared in the public records
               . that result in no loss to you
               . that first affect your title after the Policy Date--this does not limit the labor and material lien coverage in Item 8 of Covered Title Risks

        4. Failure to pay value for your title.

        5. Lack of a right:
               . to any land outside the area specifically described and
                 referred to in item 3 of Schedule A, or
               . in streets, alleys, or waterways that touch your land

           This exclusion does not limit the access coverage in Item 5 of Covered Title Risks.

                           EXCEPTIONS FROM COVERAGE

In addition to the Exclusions, you are not insured against loss, costs, attorney's fees and expenses resulting from:

         1. Someone claiming an interest in your land by reason of:
            A. Easements not shown in the public records
            B. Boundary disputes not shown in the public records
            C. Improvements owned by your neighbor place on your land

         2. If, in addition to a single family residence, your existing structure consists of one or more Additional Dwelling Units. Item 12 of Covered Title Risks does not insure you against loss, costs, attorneys' fees, and expenses resulting from:

            A. The forced removal of any Additional Dwelling Unit, or,

            B. The forced conversion of any Additional Dwelling Unit back to its original use.

            If said Additional Dwelling Unit was either constructed or converted to use as a dwelling unit in violation of any law or government regulation.

            AMERICAN LAND TITLE ASSOCIATION LOAN POLICY (10-17-92)
                     WITH ALTA ENDORSEMENT - FORM 1 COVERAGE
                                      and
       AMERICAN LAND TITLE ASSOCIATION LEASEHOLD LOAN POLICY (10-17-92)
                     WITH ALTA ENDORSEMENT - FORM 1 COVERAGE

                           EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorney's fees or expenses which arise by reason of:
1.   (a)   Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

     (b) Any governmental police power not excluded by (a) above, except to the extent that a notice to the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2. Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.         Defects, liens, encumbrances, adverse claims or other matters:
     (a)   created, suffered, assumed or agreed to by the insured claimant;
     (b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;
     (c)   resulting in no loss or damage to the insured claimant;
     (d) attaching or created subsequent to Date of Policy (except to the extent that this policy insures the priority of the lien of the insured mortgage over any statutory lien for services, labor or material or to the extent insurance is afforded herein as to assessments for street improvements under construction or completed at Date of Policy); or
     (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the insured mortgage.

4. Unenforceability of the lien of the insured mortgage because of the inability or failure of the insured at Date of Policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with applicable doing business laws of the state in which the land is situated.

5. Invalidity or unenforceability of the lien of the insured mortgage, or claim thereof, which arises out of the transaction evidenced by the insured mortgage and is based upon usury or any consumer credit protection or truth in lending law.

6. Any statutory lien for services, labor or materials (or the claim or priority of any statutory lien for services, labor or materials over the lien of the insured mortgage) arising from an improvement or work related to the land which is contracted for and commenced subsequent to Date of Policy and is not financed in whole or in part by proceeds of the indebtedness secured by the insured mortgage which at Date of Policy the insured has advanced or is obligated to advance.

7. Any claim, which arises out of the transaction creating the interest of the mortgagee insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that is based on:
             (i) the transaction creating the interest of the insured mortgagee being deemed a fraudulent conveyance or fraudulent transfer; or
            (ii) the subordination of the interest of the insured mortgagee as a result of the application of the doctrine of equitable subordination; or
           (iii) the transaction creating the interest of the insured mortgagee being deemed a preferential transfer except where the preferential transfer results from the failure:
                 (a) to timely record the instrument of transfer; or
                 (b) of such recordation to impart notice to purchaser for value or a judgment or lien creditor.

THE ABOVE POLICY FORMS MAY BE ISSUED TO AFFORD EITHER STANDARD COVERAGE OR EXTENDED COVERAGE. IN ADDITION TO THE ABOVE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE IN A STANDARD COVERAGE POLICY WILL ALSO INCLUDE THE FOLLOWING GENERAL EXCEPTIONS:

                           EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

1. Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.
        Proceedings by a public agency which may result in taxes or assessments, or notices of such proceedings, whether or not shown by the records of such agency or by the public records.
2. Any facts, righs, interests or claims which are not shown by the public records but which could be ascertained by an inspection of the land or by making inquiry of persons in possession thereof.
3. Easements, liens or encumbrances, or claims thereof, which are not shown by the public records.
4. Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by the public records.
5. (a) Unpatented mining claims; (b) reservations or exceptions in patents or in Acts authorizing the issuance thereof; (c) water rights, claims or title to water, whether or not the matters excepted under (a), (b) or
        (c) are shown by the public records.

         AMERICAN LAND TITLE ASSOCIATION AND OWNER'S POLICY (10-17-92)
                                      AND
      AMERICAN LAND TITLE ASSOCIATION LEASEHOLD OWNER'S POLICY (10-17-92)

                           EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys' fees or expenses which arise by reason of:

1. (a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

   (b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2. Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.       Defects, liens, encumbrances, adverse claims or other matters:
   (a)   created, suffered, assumed or agreed to by the insured claimant;
   (b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;
   (c)   resulting in no loss or damage to the insured claimant;
   (d)   attaching or created subsequent to Date of Policy; or
   (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.

4. Any claim, which arises out of the transaction vesting in the insured the estate or interest insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that is based on:
          (i) the transaction creating the estate or interest insured by this policy being deemed a fraudulent conveyance or fraudulent transfer; or
         (ii) the transaction creating the estate or interest insured by this policy being deemed a preferential transfer except where the preferential transfer results from the failure:
              (a) to timely record the instrument of transfer; or
              (b) of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.

The above policy forms may be issued to afford either Standard Coverage or Extended Coverage. In addition to the above Exclusions from Coverage, the Exceptions from Coverage in a Standard Coverage policy will also include the following General Exceptions:

                           EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

1. Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.
     Proceedings by a public agency which may result in taxes or assessments, or notices of such proceedings, whether or not shown by the records of such agency or by the public records.

2. Any facts, rights, interests or claims which are not shown by the public records but which could be ascertained by an inspection of the land or by making inquiry of persons in possession thereof.

3. Easements, liens or encumbrances, or claims thereof, which are not shown by the public records.

4. Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by the public records.

5. (a) Unpatented mining claims; (b) reservations or exceptions in patents or in Acts authorizing the issuance thereof; (c) water rights, claims or title to water, whether or not the matters excepted under (a), (b) or (c) are shown by the public records.

                                                                      ANNEX A TO
                                                                LETTER AGREEMENT

      SCHEDULE FOR DETERMINATION OF CASH RESTRUCTURING FEE PAYABLE TO THE
          LENDERS BASED UPON THE NET CASH AND NON-CASH CONSIDERATION
        RECEIVED OR RETAINED BY CITADEL (OR ITS STOCKHOLDERS OR ITS OR
              THEIR RESPECTIVE DESIGNEES) FROM THE RESTRUCTURING.

       TOTAL FAIR MARKET                 FAIR MARKET VALUE OF                    TOTAL OF              CUMULATIVE TOTAL
  VALUE OF NET CONSIDERATION       INCREMENTS OF NET CONSOLIDATION          RESTRUCTURING FEE              MAXIMUM
      RECEIVED BY CITADEL*               RECEIVED BY CITADEL                    INCREMENTS             RESTRUCTURING FEE
$40,000,000 or less                            -0-                                 -0-                    $1,000,000
Up to $50,000,000                    $10,000 per $1,000,000                   $100,000                    $1,100,000
Up to $60,000,000                    $15,000 per $1,000,000                   $150,000                    $1,250,000
Up to $70,000,000                    $20,000 per $1,000,000                   $200,000                    $1,450,000
Up to $80,000,000                    $50,000 per $1,000,000                   $500,000                    $1,950,000
Up to $90,000,000                    $100,000 per $1,000,000                  $1,000,000                  $2,950,000
Up to $100,000,000                   $200,000 per $1,000,000                  $2,000,000                  $4,950,000

* Fair Market Value of the net consideration from the Restructuring to be determined in writing by the Company's financial advisor, J.P. Morgan Securities Inc. ("Morgan") or such other advisor designated by the Company and acceptable to the Lenders; provided, however, that if any of the Lenders
                             --------  -------
  contest in writing the valuation by Morgan within thirty (30) Business Days after such Lender's receipt of the Morgan valuation, then the fair market value of such net consideration shall be determined by an independent individual or entity acceptable to the Company and the Lenders, with the fees and expenses of such individual or entity to be borne 50% by the Company and 50% by the Lenders.